UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: July 31

Registrant is making a filing for 10 of its series:

Wells Fargo Advantage Capital Growth Fund, Wells Fargo Advantage Disciplined U.S. Core Fund, Wells Fargo Advantage Endeavor Select Fund, Wells Fargo Advantage Growth Fund, Wells Fargo Advantage Intrinsic Value Fund, Wells Fargo Advantage Large Cap Core Fund, Wells Fargo Advantage Large Cap Growth Fund, Wells Fargo Advantage Large Company Value Fund, Wells Fargo Advantage Omega Growth Fund, and Wells Fargo Advantage Premier Large Company Growth Fund.

Date of reporting period: July 31, 2015

ITEM 1. REPORT TO STOCKHOLDERS

Wells Fargo Advantage Capital Growth Fund

Annual Report

July 31, 2015

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Capital Growth Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Generally improving U.S. economic data helped drive a positive return for U.S. large-cap stocks for the reporting period

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Capital Growth Fund for the 12-month period that ended July 31, 2015. Generally improving U.S. economic data helped drive a positive return for U.S. large-cap stocks for the reporting period (as measured by the S&P 500 Index1). In contrast, many economies and markets elsewhere in the world faced ongoing challenges.

Positive U.S. economic data but increased tensions abroad led to heightened market volatility in the last five months of 2014.

Following a negative monthly return for July 2014, the S&P 500 Index bounced back in August on a string of positive economic news, led by a 4.2% revised second-quarter 2014 gross domestic product (GDP) reading. The S&P 500 Index gave back some of its August gains in September, however; stock market volatility increased as positive economic data became overshadowed at times by growing discomfort over escalating tensions in Ukraine and the Middle East and slowing growth in Europe and China. Ultimately, U.S. stocks ended the third quarter up slightly overall, buoyed largely by strong corporate earnings and another upward revision of second-quarter GDP growth (to 4.6%).

The fourth quarter of 2014 brought continued improvement in the U.S.; international economies remained challenged. Strong fourth-quarter results by U.S. stocks helped the S&P 500 Index deliver more than 50 record closes in 2014. The last several, in December, were spurred by investor optimism following U.S. Federal Reserve (Fed) Chair Janet Yellen’s comment that the Fed would be patient in its timing of an interest-rate increase. U.S. stocks also were boosted by positive economic data; November’s 5.8% unemployment rate was down from 7.0% a year earlier, and the number of jobs being added continued to expand. In addition, the U.S. economy’s third-quarter growth rate was revised upward to 5.0% during the quarter, and U.S. companies continued to report strong earnings. The steadily brightening U.S. economy energized consumers, who were further buoyed by much lower prices at the gasoline pump. As the U.S. chugged forward, though, major economies elsewhere in the world faced ongoing challenges. While Japan eased out of a two-quarter contraction, growth in China continued to slow and Russia’s economy contracted for the first time since 2009. In the eurozone, growth remained sluggish; this situation was exacerbated in December by renewed concerns about Greece after its parliament failed to avert a general election that could jeopardize the country’s financial agreements with its creditors.

In the first quarter of 2015, U.S. large caps delivered positive results but underperformed small- and mid-cap stocks; major markets elsewhere rallied.

U.S. large-, mid-, and small-cap stocks tended to move similarly during the quarter until early March, when results began to diverge by market capitalization. Larger caps slipped that month as investor concern grew over the strengthening U.S. dollar’s potentially negative effect on the profits of large U.S. multinational firms; however, stocks of small and midsize companies, which tend to be less affected by movements in the dollar, performed better. Positive stock results were supported by a gradually improving U.S. economy. The labor market continued to grow, along with personal income and consumer confidence. For U.S. businesses, the quarter’s data were mixed; while many companies reported strong earnings, other data indicated potential weakening in manufacturing. Elsewhere in the world, major markets enjoyed positive returns spurred by accommodative monetary policies from major central banks and signs of improvement in some struggling economies.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Capital Growth Fund	3

U.S. large caps experienced challenges during the second quarter of 2015.

The S&P 500 Index fluctuated widely during this quarter, eventually eking out a 0.28% gain for the period. Larger-cap stocks at times were pressured by ongoing investor concerns over the potentially negative effects of financially troubled overseas economies and the strengthening U.S. dollar. The U.S. economy picked up traction during the quarter; consumer spending improved, and positive trends were evident in construction and new-home sales. Jobs growth remained a bright spot as well. Fed officials, who have kept interest rates low while waiting for the U.S. jobs market to sufficiently improve and for inflation to approach their 2% target, made clear that they could take action soon. Throughout the quarter, markets outside the U.S. continued to experience volatility, triggered by uncertainty over the potential impact of financial challenges in other locations—most notably in Greece and Puerto Rico. Questions over slower growth in China caused investor concern as well.

July 2015 brought a bounce-back for U.S. large caps.

U.S. large-cap stocks delivered 2.10% for the month (as measured by the S&P 500 Index). The boost was supported by encouraging U.S. economic data, including positive earnings reports from a range of U.S. companies, increased retail spending by U.S. consumers, and further improvement in the jobs market.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Notice to shareholders

At a meeting held on August 11–12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” will be removed from its name, effective December 15, 2015.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Advantage Capital Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Thomas J. Pence, CFA

Michael T. Smith, CFA

Average annual total returns1 (%) as of July 31, 2015

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFCGX)	7-31-2007	4.62	14.05	5.76	11.00	15.41	6.39	1.21	1.11
Class C (WFCCX)	7-31-2007	9.15	14.54	5.64	10.15	14.54	5.64	1.96	1.86
Class R4 (WCGRX)	11-30-2012	–	–	–	11.35	15.88	6.89	0.93	0.75
Class R6 (WFCRX)	11-30-2012	–	–	–	11.54	15.98	6.94	0.78	0.60
Administrator Class (WFCDX)	6-30-2003	–	–	–	11.22	15.66	6.70	1.13	0.90
Institutional Class (WWCIX)	4-8-2005	–	–	–	11.50	15.98	6.94	0.88	0.65
Investor Class (SLGIX)	11-3-1997	–	–	–	10.86	15.33	6.31	1.32	1.17
Russell 1000® Growth Index[4]	–	–	–	–	16.08	17.75	8.95	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4, Class R6, Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Capital Growth Fund	5

Growth of $10,000 investment[5] as of July 31, 2015

[1]	Historical performance shown for Class A shares prior to their inception reflects the performance of Investor Class shares, and includes the higher expenses applicable to Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Class R4 shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R4 shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through November 30, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000 Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was not held in the Fund at the end of the reporting period.

6	Wells Fargo Advantage Capital Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 1000 Growth Index, for the 12-month period that ended July 31, 2015.

■	Results in the Fund’s energy, consumer discretionary, and industrials sectors detracted from performance.

■	Strong returns in the health care and consumer staples sectors contributed positively to Fund performance.

The U.S. stock market performed strongly over the 12-month period, responding positively to improving economic data that pointed to continued recovery in the U.S. economy. While other countries, such as China and several eurozone nations, struggled with slowing growth and deflation concerns, the U.S. improved steadily in a wide range of metrics. As a result, investing in the U.S. tended to appear more attractive compared with investing in many other areas of the world.

Ten largest holdings[6] (%) as of July 31, 2015
Apple Incorporated	7.41
Amazon.com Incorporated	4.15
Google Incorporated Class A	3.45
Facebook Incorporated Class A	3.44
Visa Incorporated Class A	3.29
The Walt Disney Company	2.89
Celgene Corporation	2.35
McGraw Hill Financial Incorporated	2.14
The Home Depot Incorporated	2.13
Bristol-Myers Squibb Company	2.12

The Fund’s holdings in the energy, consumer discretionary, and industrials sectors hindered performance relative to the Russell 1000 Growth Index.

Historically, our fundamentally based investment process generally has been challenged during times when stock prices were driven by macroeconomic factors rather than by company-specific fundamentals. This dynamic was apparent over the reporting period within the energy sector, where crude-oil prices and the majority of energy-related stocks experienced extreme price volatility. Our energy stock selection focused primarily on quality U.S. exploration and production (E&P) companies with strong production growth in attractive basins. We invested in producers we believed could grow profitably despite the movements in oil prices. However, the sector’s recent performance left little doubt that investors have been treating many E&P companies as proxies for oil prices; holdings such as Antero Resources Corporation and Pioneer Natural Resources Company detracted from performance, illustrating this extreme volatility. As falling commodity prices led to significant drops in production, energy equipment and service providers were especially hard hit; as a result, both Halliburton Company and Nabors Industries Limited detracted significantly from performance. In recent months, we exited all Fund positions in this sector, including these four companies, given elevated risks within energy. The significant oil-price decline also hurt select holdings in the industrials sector, including Union Pacific Company. U.S. railroads had benefited from a renaissance in energy production and manufacturing in recent years. However, a material slowdown in energy-related industries, general softness in transportation and agriculture, and plunging coal volumes led to declines for some rail stocks.

In the Fund’s consumer discretionary sector, Las Vegas Sands Corporation* detracted significantly over the period. Although the strong gaming market in Macau had been a key growth driver for many gaming stocks, sentiment for the Macau market turned negative in 2014 as China’s government began implementing new regulations. Also, Hong Kong protests led to a rash of Macau hotel-room cancellations during a busy holiday period. While the company reported some better-than-expected results in Macau, we exited the position as negative headlines weighed on the stock.

Solid returns in the health care and consumer staples sectors aided Fund performance

In health care, strength was notable in the innovative biotech industry, where Regeneron Pharmaceuticals, Incorporated contributed significantly. The company reported strong sales of EYLEA, its flagship drug for treating macular degeneration, and announced FDA approval of EYLEA for another indication: treatment of diabetic macular edema. Regeneron also benefited from favorable phase-three data for cholesterol drug Alirocumab. Strength from Celgene Corporation boosted the Fund’s biotechnology results as well. Within the consumer staples sector, beer and wine manufacturer Constellation Brands, Incorporated rose sharply over the period, contributing substantially to Fund performance. Constellation’s results reflected a strengthening U.S. consumer and the revenue and cost synergies resulting from the company’s acquisition of Grupo Modelo S.A.B. de C.V.’s U.S. beer business. Constellation remains a true self-help story as the company continues to pay down debt and invest in new products and brand extensions.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Capital Growth Fund	7

Sector distribution[7] as of July 31, 2015

Recent market dynamics support our confidence in the Fund’s positioning.

While summer brings blue skies and sunshine to most of the country, the forecast for the U.S. stock market may be considerably cloudier; visibility is low, and a number of economic and geopolitical factors may cause storms for investors in coming months. China continues to struggle in its attempt to reaccelerate growth, Japan remains vigilant in its fight against deflation, and Greece’s debt crisis remains a lingering black cloud over global financial markets. Despite the situation in Greece, signs of stabilization have become evident elsewhere in Europe. In Germany, for example, manufacturers have been bolstered by a weak euro, and bund interest rates have spiked upward. We view the global economic picture as hazy at best.

Given our view, we have centered Fund positioning on firms and industries with a higher level of visibility, choosing to focus on firms we believe could make their own luck. While true secular growth remains scarce, we continue to find opportunities related to the U.S. consumer. Specifically, we have focused on the trend of growth in household formations driven by Millennials, which has created a virtuous cycle of consumer spending. Other consumer-related Fund holdings are focused on travel, health and wellness, and e-commerce. We also see pockets of secular growth in the traditional growth sectors of health care and information technology. Within financials, we have selected holdings that could benefit from improving conditions in commercial real estate. Also, we have maintained a few high-conviction holdings in companies tied to the cyclical U.S. industrials sector.

No one likes getting caught in traffic; at times over the past few years, however, fundamental, bottom-up managers—like us—have felt as if we were. The market has appeared to be moving down the road toward rewarding strong underlying fundamentals, only to be stymied by a macroeconomic or geopolitical event that halts progress. However, we have built a portfolio with a strong engine of secular growth that may perform well when the road opens up. In fact, recently we have seen encouraging signs of traffic clearing: Investors have begun reacting rationally to better-than-expected corporate earnings, and fundamentals seem to matter more now than they did in 2014. Although further delays may lie ahead, we will continue to drive the same as we always have: by building portfolios based on bottom-up, fundamental research; balancing risk and return; and weighting the Fund toward our highest-conviction ideas. We remain confident that our disciplined process has the potential to transport shareholders to their desired destinations.

Please see footnotes on page 5.

8	Wells Fargo Advantage Capital Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2015 to July 31, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2015	Ending account value 7-31-2015	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,061.70	$5.67	1.11%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.29	$5.56	1.11%
Class C
Actual	$1,000.00	$1,057.81	$9.49	1.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.57	$9.30	1.86%
Class R4
Actual	$1,000.00	$1,063.99	$3.84	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Class R6
Actual	$1,000.00	$1,064.30	$3.07	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Administrator Class
Actual	$1,000.00	$1,063.47	$4.60	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	$4.51	0.90%
Institutional Class
Actual	$1,000.00	$1,064.41	$3.33	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Investor Class
Actual	$1,000.00	$1,061.73	$5.98	1.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.99	$5.86	1.17%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2015	Wells Fargo Advantage Capital Growth Fund	9

Security name	Shares	Value

Common Stocks: 99.71%

Consumer Discretionary: 24.01%

Auto Components: 1.05%
Delphi Automotive plc	42,397	$3,310,358

Hotels, Restaurants & Leisure: 2.68%
Hilton Worldwide Holdings Incorporated †	184,741	4,960,296
Starbucks Corporation	59,691	3,457,900

		8,418,196

Household Durables: 1.73%
Jarden Corporation †	98,819	5,435,045

Internet & Catalog Retail: 4.15%
Amazon.com Incorporated †	24,313	13,035,415

Media: 5.95%
Liberty Global plc Class C †	96,750	4,754,292
The Walt Disney Company	75,578	9,069,360
Time Warner Incorporated	55,237	4,863,065

		18,686,717

Specialty Retail: 3.84%
The Home Depot Incorporated	57,183	6,692,126
The TJX Companies Incorporated	53,060	3,704,649
ULTA Salon, Cosmetics and Fragrance Incorporated †	10,150	1,685,205

		12,081,980

Textiles, Apparel & Luxury Goods: 4.61%
lululemon athletica Incorporated †	65,454	4,114,438
Nike Incorporated Class B	51,157	5,894,310
Under Armour Incorporated Class A †	45,012	4,471,042

		14,479,790

Consumer Staples: 2.87%

Beverages: 1.77%
Constellation Brands Incorporated Class A	46,484	5,579,010

Food & Staples Retailing: 1.10%
Walgreens Boots Alliance Incorporated	35,750	3,454,523

Financials: 6.79%

Capital Markets: 2.05%
Charles Schwab Corporation	118,300	4,126,304
Raymond James Financial Incorporated	38,967	2,299,053

		6,425,357

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Capital Growth Fund	Portfolio of investments—July 31, 2015

Security name	Shares	Value

Diversified Financial Services: 2.97%
Intercontinental Exchange Incorporated	11,495	$2,621,320
McGraw Hill Financial Incorporated	66,063	6,721,910

		9,343,230

Real Estate Management & Development: 1.77%
CBRE Group Incorporated Class A †	86,182	3,272,331
The Howard Hughes Corporation †	16,848	2,290,654

		5,562,985

Health Care: 21.24%

Biotechnology: 8.82%
Alexion Pharmaceuticals Incorporated †	15,800	3,119,552
Biogen Incorporated †	14,257	4,544,846
Celgene Corporation †	56,300	7,389,375
Gilead Sciences Incorporated	23,018	2,712,901
Regeneron Pharmaceuticals Incorporated †	10,831	5,996,691
Vertex Pharmaceuticals Incorporated †	29,233	3,946,455

		27,709,820

Health Care Equipment & Supplies: 1.77%
Align Technology Incorporated †	63,550	3,984,585
Edwards Lifesciences Corporation †	10,350	1,574,856

		5,559,441

Health Care Providers & Services: 1.51%
UnitedHealth Group Incorporated	39,100	4,746,740

Pharmaceuticals: 9.14%
Allergan plc †	17,150	5,679,223
Bristol-Myers Squibb Company	101,538	6,664,954
Eli Lilly & Company	32,547	2,750,547
Endo International plc †	59,195	5,181,930
Shire plc ADR	14,339	3,825,789
Zoetis Incorporated	94,419	4,624,643

		28,727,086

Industrials: 5.31%

Airlines: 1.29%
Delta Air Lines Incorporated	91,125	4,040,483

Industrial Conglomerates: 0.98%
Carlisle Companies Incorporated	30,550	3,093,493

Machinery: 0.88%
Ingersoll-Rand plc	45,176	2,773,806

Road & Rail: 0.77%
Old Dominion Freight Line Incorporated †	33,044	2,417,169

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2015	Wells Fargo Advantage Capital Growth Fund	11

Security name	Shares	Value

Trading Companies & Distributors: 1.39%
HD Supply Holdings Incorporated †	122,225	$4,375,655

Information Technology: 33.12%

Communications Equipment: 1.77%
Palo Alto Networks Incorporated †	29,985	5,572,113

Electronic Equipment, Instruments & Components: 0.70%
Cognex Corporation	48,400	2,191,068

Internet Software & Services: 9.42%
Akamai Technologies Incorporated †	69,736	5,349,449
Facebook Incorporated Class A †	114,924	10,804,005
Google Incorporated Class A †	16,508	10,854,010
Tencent Holdings Limited ADR	138,900	2,584,929

		29,592,393

IT Services: 5.19%
Alliance Data Systems Corporation †	9,531	2,621,406
Cognizant Technology Solutions Corporation Class A †	53,200	3,356,920
Visa Incorporated Class A	137,233	10,339,134

		16,317,460

Semiconductors & Semiconductor Equipment: 1.92%
Avago Technologies Limited	28,550	3,572,747
Lam Research Corporation	31,950	2,455,997

		6,028,744

Software: 6.71%
Adobe Systems Incorporated †	53,500	4,386,465
Electronic Arts Incorporated †	53,400	3,820,770
Salesforce.com Incorporated †	49,930	3,659,869
ServiceNow Incorporated †	32,980	2,654,890
Splunk Incorporated †	57,100	3,993,574
Tableau Software Incorporated Class A †	24,650	2,581,841

		21,097,409

Technology Hardware, Storage & Peripherals: 7.41%
Apple Incorporated	191,976	23,286,689

Materials: 3.58%

Chemicals: 2.57%
Axalta Coating Systems Limited †	142,450	4,531,335
Platform Specialty Products Corporation †	152,320	3,544,486

		8,075,821

Construction Materials: 1.01%
Vulcan Materials Company	34,825	3,169,772

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Capital Growth Fund	Portfolio of investments—July 31, 2015

Security name		Shares	Value

Telecommunication Services: 2.79%

Diversified Telecommunication Services: 1.54%
Level 3 Communications Incorporated †		95,604	$4,828,002

Wireless Telecommunication Services: 1.25%
SBA Communications Corporation Class A †		32,547	3,929,074

Total Common Stocks (Cost $242,432,994)			313,344,844

	Yield
Short-Term Investments: 1.24%

Investment Companies: 1.24%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.13%	3,887,428	3,887,428

Total Short-Term Investments (Cost $3,887,428)			3,887,428

Total investments in securities (Cost $246,320,422) *	100.95%	317,232,272
Other assets and liabilities, net	(0.95)	(2,996,363)

Total net assets	100.00%	$314,235,909

†	Non-income-earning security

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $246,902,306 and unrealized gains (losses) consists of:

Gross unrealized gains	$74,620,041
Gross unrealized losses	(4,290,075)

Net unrealized gains	$70,329,966

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—July 31, 2015	Wells Fargo Advantage Capital Growth Fund	13

Assets
Investments
In unaffiliated securities, at value (cost $242,432,994)	$313,344,844
In affiliated securities, at value (cost $3,887,428)	3,887,428

Total investments, at value (cost $246,320,422)	317,232,272
Receivable for investments sold	3,337,474
Receivable for Fund shares sold	2,021,035
Receivable for dividends	53,327
Prepaid expenses and other assets	54,124

Total assets	322,698,232

Liabilities
Payable for investments purchased	6,301,284
Payable for Fund shares redeemed	1,870,927
Management fee payable	143,908
Distribution fee payable	2,877
Administration fees payable	38,863
Accrued expenses and other liabilities	104,464

Total liabilities	8,462,323

Total net assets	$314,235,909

NET ASSETS CONSIST OF
Paid-in capital	$206,869,771
Accumulated net investment loss	(359,429)
Accumulated net realized gains on investments	36,813,717
Net unrealized gains on investments	70,911,850

Total net assets	$314,235,909

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$17,126,397
Shares outstanding – Class A1	985,530
Net asset value per share – Class A	$17.38
Maximum offering price per share – Class A2	$18.44
Net assets – Class C	$4,212,456
Shares outstanding – Class C1	264,629
Net asset value per share – Class C	$15.92
Net assets – Class R4	$15,558
Share outstanding – Class R4[1]	828
Net asset value per share – Class R4	$18.79
Net assets – Class R6	$153,009,032
Shares outstanding – Class R6[1]	8,107,941
Net asset value per share – Class R6	$18.87
Net assets – Administrator Class	$34,886,310
Shares outstanding – Administrator Class[1]	1,893,254
Net asset value per share – Administrator Class	$18.43
Net assets – Institutional Class	$22,578,038
Shares outstanding – Institutional Class[1]	1,198,557
Net asset value per share – Institutional Class	$18.84
Net assets – Investor Class	$82,408,118
Shares outstanding – Investor Class[1]	4,790,905
Net asset value per share – Investor Class	$17.20

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Capital Growth Fund	Statement of operations—year ended July 31, 2015

Investment income
Dividends (net of foreign withholding taxes of $2,412)	$2,444,506
Securities lending income, net	31,504
Income from affiliated securities	3,962

Total investment income	2,479,972

Expenses
Management fee	2,410,943
Administration fees
Class A	46,137
Class C	12,108
Class R4	11
Class R6	44,980
Administrator Class	41,734
Institutional Class	35,190
Investor Class	282,552
Shareholder servicing fees
Class A	45,107
Class C	11,827
Class R4	15
Administrator Class	101,960
Investor Class	220,743
Distribution fee
Class C	35,481
Custody and accounting fees	32,268
Professional fees	49,086
Registration fees	63,869
Shareholder report expenses	36,102
Trustees’ fees and expenses	11,326
Other fees and expenses	17,946

Total expenses	3,499,385
Less: Fee waivers and/or expense reimbursements	(634,257)

Net expenses	2,865,128

Net investment loss	(385,156)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	55,955,753
Net change in unrealized gains (losses) on investments	(17,785,562)

Net realized and unrealized gains (losses) on investments	38,170,191

Net increase in net assets resulting from operations	$37,785,035

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Capital Growth Fund	15

	Year ended July 31, 2015		Year ended July 31, 2014

Operations
Net investment loss		$(385,156)		$(663,368)
Net realized gains on investments		55,955,753		88,987,193
Net change in unrealized gains (losses) on investments		(17,785,562)		(1,646,000)

Net increase in net assets resulting from operations		37,785,035		86,677,825

Distributions to shareholders from
Net investment income
Class A		0		(22,340)
Class R4		0		(30)
Class R6		0		(188,590)
Administrator Class		0		(150,185)
Institutional Class		0		(1,022,514)
Investor Class		0		(86,333)
Net realized gains
Class A		(4,805,732)		(1,873,636)
Class C		(1,397,806)		(492,729)
Class R4		(3,693)		(1,251)
Class R6		(36,912,629)		(6,224,341)
Administrator Class		(9,378,628)		(6,836,708)
Institutional Class		(12,743,781)		(27,083,256)
Investor Class		(24,364,369)		(9,335,586)

Total distributions to shareholders		(89,606,638)		(53,317,499)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	91,633	1,687,079	123,316	2,574,382
Class C	74,996	1,252,857	64,888	1,284,758
Class R6	698,773	13,635,803	6,758,171	147,435,533
Administrator Class	196,115	3,846,348	387,977	8,509,901
Institutional Class	569,045	11,364,181	1,004,161	22,242,288
Investor Class	429,740	7,934,159	410,708	8,576,959

		39,720,427		190,623,821

Reinvestment of distributions
Class A	283,053	4,667,546	90,669	1,852,251
Class C	78,077	1,185,209	21,836	422,743
Class R4	208	3,693	59	1,281
Class R6	2,067,934	36,912,629	297,090	6,412,931
Administrator Class	533,599	9,316,635	313,298	6,669,291
Institutional Class	349,997	6,236,949	1,194,493	25,770,101
Investor Class	1,450,130	23,680,615	451,521	9,160,992

		82,003,276		50,289,590

Payment for shares redeemed
Class A	(259,975)	(4,889,075)	(168,093)	(3,543,654)
Class C	(118,419)	(1,921,172)	(94,005)	(1,847,699)
Class R6	(985,710)	(19,513,578)	(731,122)	(16,244,245)
Administrator Class	(1,888,744)	(41,533,388)	(744,267)	(16,283,626)
Institutional Class	(1,930,743)	(37,357,917)	(15,885,091)	(344,673,814)
Investor Class	(1,294,319)	(23,062,370)	(976,512)	(20,433,813)

		(128,277,500)		(403,026,851)

Net decrease in net assets resulting from capital share transactions		(6,553,797)		(162,113,440)

Total decrease in net assets		(58,375,400)		(128,753,114)

Net assets
Beginning of period		372,611,309		501,364,423

End of period		$314,235,909		$372,611,309

Accumulated net investment loss		$(359,429)		$0

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Capital Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$21.31	$19.87	$16.74	$16.25	$13.07
Net investment income (loss)	(0.07)[1]	(0.10)[1]	0.00 [1,2]	(0.05)[1]	(0.07)[1]
Net realized and unrealized gains (losses) on investments	2.09	3.79	3.43	0.54	3.25

Total from investment operations	2.02	3.69	3.43	0.49	3.18
Distributions to shareholders from
Net investment income	0.00	(0.02)	0.00	0.00	0.00
Net realized gains	(5.95)	(2.23)	(0.30)	0.00	0.00

Total distributions to shareholders	(5.95)	(2.25)	(0.30)	0.00	0.00
Net asset value, end of period	$17.38	$21.31	$19.87	$16.74	$16.25
Total return[3]	11.00%	19.09%	20.85%	3.02%	24.43%
Ratios to average net assets (annualized)
Gross expenses	1.27%	1.26%	1.26%	1.21%	1.21%
Net expenses	1.11%	1.11%	1.14%	1.20%	1.20%
Net investment income (loss)	(0.39)%	(0.46)%	0.01%	(0.30)%	(0.48)%
Supplemental data
Portfolio turnover rate	114%	94%	107%	116%	116%
Net assets, end of period (000s omitted)	$17,126	$18,561	$16,390	$17,784	$20,693

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Capital Growth Fund	17

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$20.12	$18.98	$16.12	$15.77	$12.77
Net investment loss	(0.20)[1]	(0.24)[1]	(0.13)[1]	(0.16)[1]	(0.19)[1]
Net realized and unrealized gains (losses) on investments	1.95	3.61	3.29	0.51	3.19

Total from investment operations	1.75	3.37	3.16	0.35	3.00
Distributions to shareholders from
Net realized gains	(5.95)	(2.23)	(0.30)	0.00	0.00
Net asset value, end of period	$15.92	$20.12	$18.98	$16.12	$15.77
Total return[2]	10.15%	18.21%	19.97%	2.22%	23.49%
Ratios to average net assets (annualized)
Gross expenses	2.02%	2.01%	2.01%	1.96%	1.96%
Net expenses	1.86%	1.86%	1.89%	1.95%	1.95%
Net investment loss	(1.14)%	(1.20)%	(0.73)%	(1.05)%	(1.23)%
Supplemental data
Portfolio turnover rate	114%	94%	107%	116%	116%
Net assets, end of period (000s omitted)	$4,212	$4,628	$4,503	$6,042	$8,272

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Capital Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R4	2015	2014	2013[1]
Net asset value, beginning of period	$22.52	$20.83	$18.22
Net investment income (loss)	(0.01)[2]	(0.02)	0.05
Net realized and unrealized gains (losses) on investments	2.23	3.99	2.95

Total from investment operations	2.22	3.97	3.00
Distributions to shareholders from
Net investment income	0.00	(0.05)	(0.09)
Net realized gains	(5.95)	(2.23)	(0.30)

Total distributions to shareholders	(5.95)	(2.28)	(0.39)
Net asset value, end of period	$18.79	$22.52	$20.83
Total return[3]	11.35%	19.56%	16.86%
Ratios to average net assets (annualized)
Gross expenses	0.91%	0.91%	0.90%
Net expenses	0.75%	0.75%	0.75%
Net investment income (loss)	(0.04)%	(0.10)%	0.37%
Supplemental data
Portfolio turnover rate	114%	94%	107%
Net assets, end of period (000s omitted)	$16	$14	$12

[1]	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Capital Growth Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2015	2014	2013[1]
Net asset value, beginning of period	$22.56	$20.85	$18.22
Net investment income	0.02	0.00 [2,3]	0.07
Net realized and unrealized gains (losses) on investments	2.24	4.00	2.95

Total from investment operations	2.26	4.00	3.02
Distributions to shareholders from
Net investment income	0.00	(0.06)	(0.09)
Net realized gains	(5.95)	(2.23)	(0.30)

Total distributions to shareholders	(5.95)	(2.29)	(0.39)
Net asset value, end of period	$18.87	$22.56	$20.85
Total return[4]	11.54%	19.71%	16.99%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.78%	0.79%
Net expenses	0.60%	0.60%	0.60%
Net investment income	0.11%	0.01%	0.52%
Supplemental data
Portfolio turnover rate	114%	94%	107%
Net assets, end of period (000s omitted)	$153,009	$142,754	$58

[1]	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005 per share.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Capital Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$22.22	$20.61	$17.32	$16.77	$13.45
Net investment income (loss)	(0.03)[1]	(0.05)[1]	0.04 [1]	(0.00)[1,2]	(0.03)[1]
Net realized and unrealized gains (losses) on investments	2.19	3.93	3.55	0.55	3.35

Total from investment operations	2.16	3.88	3.59	0.55	3.32
Distributions to shareholders from
Net investment income	0.00	(0.04)	0.00	0.00	0.00
Net realized gains	(5.95)	(2.23)	(0.30)	0.00	0.00

Total distributions to shareholders	(5.95)	(2.27)	(0.30)	0.00	0.00
Net asset value, end of period	$18.43	$22.22	$20.61	$17.32	$16.77
Total return	11.22%	19.35%	21.15%	3.22%	24.68%
Ratios to average net assets (annualized)
Gross expenses	1.11%	1.09%	1.09%	1.05%	1.05%
Net expenses	0.90%	0.90%	0.91%	0.94%	0.94%
Net investment income (loss)	(0.16)%	(0.24)%	0.24%	(0.01)%	(0.21)%
Supplemental data
Portfolio turnover rate	114%	94%	107%	116%	116%
Net assets, end of period (000s omitted)	$34,886	$67,830	$63,786	$74,529	$372,178

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Capital Growth Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$22.54	$20.84	$17.56	$16.96	$13.57
Net investment income	0.02 [1]	0.01 [1]	0.09 [1]	0.03 [1]	0.00 [1,2]
Net realized and unrealized gains (losses) on investments	2.23	4.00	3.58	0.57	3.39

Total from investment operations	2.25	4.01	3.67	0.60	3.39
Distributions to shareholders from
Net investment income	0.00	(0.08)	(0.09)	0.00	0.00
Net realized gains	(5.95)	(2.23)	(0.30)	0.00	0.00

Total distributions to shareholders	(5.95)	(2.31)	(0.39)	0.00	0.00
Net asset value, end of period	$18.84	$22.54	$20.84	$17.56	$16.96
Total return	11.50%	19.76%	21.42%	3.48%	25.07%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.82%	0.82%	0.78%	0.78%
Net expenses	0.65%	0.65%	0.67%	0.70%	0.70%
Net investment income	0.09%	0.05%	0.46%	0.21%	0.00%
Supplemental data
Portfolio turnover rate	114%	94%	107%	116%	116%
Net assets, end of period (000s omitted)	$22,578	$49,816	$331,310	$543,933	$988,633

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Capital Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INVESTOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$21.17	$19.75	$16.65	$16.18	$13.02
Net investment loss	(0.08)[1]	(0.11)[1]	(0.01)[1]	(0.06)[1]	(0.08)[1]
Net realized and unrealized gains (losses) on investments	2.06	3.78	3.41	0.53	3.24

Total from investment operations	1.98	3.67	3.40	0.47	3.16
Distributions to shareholders from
Net investment income	0.00	(0.02)	0.00	0.00	0.00
Net realized gains	(5.95)	(2.23)	(0.30)	0.00	0.00

Total distributions to shareholders	(5.95)	(2.25)	(0.30)	0.00	0.00
Net asset value, end of period	$17.20	$21.17	$19.75	$16.65	$16.18
Total return	10.86%	19.08%	20.78%	2.90%	24.37%
Ratios to average net assets (annualized)
Gross expenses	1.33%	1.32%	1.32%	1.28%	1.28%
Net expenses	1.17%	1.17%	1.20%	1.27%	1.27%
Net investment loss	(0.45)%	(0.51)%	(0.06)%	(0.37)%	(0.55)%
Supplemental data
Portfolio turnover rate	114%	94%	107%	116%	116%
Net assets, end of period (000s omitted)	$82,408	$89,008	$85,306	$81,199	$96,941

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Capital Growth Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage Capital Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued at net asset value when available.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

24	Wells Fargo Advantage Capital Growth Fund	Notes to financial statements

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At July 31, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss	Accumulated net realized gains on investments
$(25,975)	$25,727	$248

As of July 31, 2015, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $1,125,140 expiring in 2016.

As of July 31, 2015, the Fund had a qualified late-year ordinary loss of $359,429 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the

Notes to financial statements	Wells Fargo Advantage Capital Growth Fund	25

lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$75,447,501	$0	$0	$75,447,501
Consumer staples	9,033,533	0	0	9,033,533
Financials	21,331,572	0	0	21,331,572
Health care	66,743,087	0	0	66,743,087
Industrials	16,700,606	0	0	16,700,606
Information technology	104,085,876	0	0	104,085,876
Materials	11,245,593	0	0	11,245,593
Telecommunication services	8,757,076	0	0	8,757,076

Short-term investments
Investment companies	3,887,428	0	0	3,887,428
Total assets	$317,232,272	$0	$0	$317,232,272

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the applicable subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.70% and declining to 0.505% as the average daily net assets of the Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement. For the period from December 1, 2014 through June 30, 2015, Funds Management was entitled to receive an annual fee which started at 0.65% and declined to 0.475% as the average daily net assets of the Fund increased. From August 1, 2014 through November 30, 2014, Funds Management received an annual advisory fee which started at 0.65% and declined to 0.55% as the average daily net assets of the Fund increased. In addition, prior to July 1, 2015, fund-level administrative services were provided by Funds Management under a separate administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of the Fund increased. For the year ended July 31, 2015,

26	Wells Fargo Advantage Capital Growth Fund	Notes to financial statements

the management fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets. For financial statement purposes, advisory fees and fund-level administration fees for the year ended July 31, 2015 have been included in management fee on the Statement of Operations.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

	Class-level administration fee
	Current rate	Rate prior to July 1, 2015
Class A, Class C	0.21%	0.26%
Class R4	0.08	0.08
Class R6	0.03	0.03
Administrator Class	0.13	0.10
Institutional Class	0.13	0.08
Investor Class	0.32	0.32

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.11% for Class A shares, 1.86% for Class C shares, 0.75% for Class R4 shares, 0.60% for R6 shares, 0.90% for Administrator Class shares, 0.65% for Institutional Class shares, and 1.17% for Investor Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2015, Funds Distributor received $4,174 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 shares are charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2015 were $385,133,860 and $483,736,486, respectively.

Notes to financial statements	Wells Fargo Advantage Capital Growth Fund	27

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended July 31, 2015, the Fund paid $515 in commitment fees.

For the year ended July 31, 2015, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2015 and July 31, 2014 were as follows:

	Year ended July 31
	2015	2014
Ordinary income	$26,099,552	$3,990,305
Long-term capital gain	63,507,086	$49,327,194

As of July 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred	Capital loss carryforward
$38,520,741	$70,329,966	$(359,429)	$(1,125,140)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28	Wells Fargo Advantage Capital Growth Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Capital Growth Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Capital Growth Fund as of July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 23, 2015

Other information (unaudited)	Wells Fargo Advantage Capital Growth Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 9.74% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2015.

Pursuant to Section 852 of the Internal Revenue Code, $63,507,086 was designated as long-term capital gain distributions for the fiscal year ended July 31, 2015.

Pursuant to Section 854 of the Internal Revenue Code, $2,850,071 of income dividends paid during the fiscal year ended July 31, 2015 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2015, $26,099,552 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage Capital Growth Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive), Chair of Taproot Foundation (non-profit organization) and a Board Member of Ruth Bancroft Garden (non-profit organization).	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009

Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy.

Mr. Harris is a certified public accountant.

CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Capital Growth Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 72 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

32	Wells Fargo Advantage Capital Growth Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage Capital Growth Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement (the “Administration Agreement”) applicable to Fund-level administrative services. The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance

Other information (unaudited)	Wells Fargo Advantage Capital Growth Fund	33

programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was lower than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was lower than its benchmark, the Russell 1000® Growth Index, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods noted above. The Board took note of the explanations for the relative underperformance in these periods, including with respect to the market environment that affected the Fund’s performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups. The Board discussed and accepted Funds Management’s proposal to convert the Investor Class shares into Class A shares. The Board also discussed with Funds Management proposed net operating expense ratio cap increases for R4 Class, R6 Class, Institutional Class, and Administrator Class. After further discussions, the Board accepted operating expense ratio cap increases for the Institutional Class and Administrator Class that were lower than those initially proposed to the Board. In accepting such proposed new net operating expense ratio caps, the Board noted that the Fund’s new net operating expense ratios would still be lower than or equal to the median net operating expense ratios of the expense Groups. The Board and Funds Management agreed not to increase the net operating expense ratio caps on the R4 Class and R6 Class.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreement and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than or in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

34	Wells Fargo Advantage Capital Growth Fund	Other information (unaudited)

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Advantage Capital Growth Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

236190 09-15 A200/AR200 07-15

Wells Fargo Advantage
Disciplined U.S. Core Fund

Annual Report

July 31, 2015

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Disciplined U.S. Core Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Generally improving U.S. economic data helped drive a positive return for U.S. large-cap stocks for the reporting period

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Disciplined U.S. Core Fund for the 12-month period that ended July 31, 2015. Generally improving U.S. economic data helped drive a positive return for U.S. large-cap stocks for the reporting period (as measured by the S&P 500 Index1). In contrast, many economies and markets elsewhere in the world faced ongoing challenges.

Positive U.S. economic data but increased tensions abroad led to heightened market volatility in the last five months of 2014.

Following a negative monthly return for July 2014, the S&P 500 Index bounced back in August on a string of positive economic news, led by a 4.2% revised second-quarter 2014 gross domestic product (GDP) reading. The S&P 500 Index gave back some of its August gains in September, however; stock market volatility increased as positive economic data became overshadowed at times by growing discomfort over escalating tensions in Ukraine and the Middle East and slowing growth in Europe and China. Ultimately, U.S. stocks ended the third quarter up slightly overall, buoyed largely by strong corporate earnings and another upward revision of second-quarter GDP growth (to 4.6%).

The fourth quarter of 2014 brought continued improvement in the U.S.; international economies remained challenged. Strong fourth-quarter results by U.S. stocks helped the S&P 500 Index deliver more than 50 record closes in 2014. The last several, in December, were spurred by investor optimism following U.S. Federal Reserve (Fed) Chair Janet Yellen’s comment that the Fed would be patient in its timing of an interest-rate increase. U.S. stocks also were boosted by positive economic data; November’s 5.8% unemployment rate was down from 7.0% a year earlier, and the number of jobs being added continued to expand. In addition, the U.S. economy’s third-quarter growth rate was revised upward to 5.0% during the quarter, and U.S. companies continued to report strong earnings. The steadily brightening U.S. economy energized consumers, who were further buoyed by much lower prices at the gasoline pump. As the U.S. chugged forward, though, major economies elsewhere in the world faced ongoing challenges. While Japan eased out of a two-quarter contraction, growth in China continued to slow and Russia’s economy contracted for the first time since 2009. In the eurozone, growth remained sluggish; this situation was exacerbated in December by renewed concerns about Greece after its parliament failed to avert a general election that could jeopardize the country’s financial agreements with its creditors.

In the first quarter of 2015, U.S. large caps delivered positive results but underperformed small- and mid-cap stocks; major markets elsewhere rallied.

U.S. large-, mid-, and small-cap stocks tended to move similarly during the quarter until early March, when results began to diverge by market capitalization. Larger caps slipped that month as investor concern grew over the strengthening U.S. dollar’s potentially negative effect on the profits of large U.S. multinational firms; however, stocks of small and midsize companies, which tend to be less affected by movements in the dollar, performed better. Positive stock results were supported by a gradually improving U.S. economy. The labor market continued to grow, along with personal income and consumer confidence. For U.S. businesses, the quarter’s data were mixed; while many companies reported strong earnings, other data indicated potential weakening in manufacturing. Elsewhere in the world, major markets enjoyed positive returns spurred by accommodative monetary policies from major central banks and signs of improvement in some struggling economies.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Disciplined U.S. Core Fund	3

U.S. large caps experienced challenges during the second quarter of 2015.

The S&P 500 Index fluctuated widely during this quarter, eventually eking out a 0.28% gain for the period. Larger-cap stocks at times were pressured by ongoing investor concerns over the potentially negative effects of financially troubled overseas economies and the strengthening U.S. dollar. The U.S. economy picked up traction during the quarter; consumer spending improved, and positive trends were evident in construction and new-home sales. Jobs growth remained a bright spot as well. Fed officials, who have kept interest rates low while waiting for the U.S. jobs market to sufficiently improve and for inflation to approach their 2% target, made clear that they could take action soon. Throughout the quarter, markets outside the U.S. continued to experience volatility, triggered by uncertainty over the potential impact of financial challenges in other locations—most notably in Greece and Puerto Rico. Questions over slower growth in China caused investor concern as well.

July 2015 brought a bounce-back for U.S. large caps.

U.S. large-cap stocks delivered 2.10% for the month (as measured by the S&P 500 Index). The boost was supported by encouraging U.S. economic data, including positive earnings reports from a range of U.S. companies, increased retail spending by U.S. consumers, and further improvement in the jobs market.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Notice to shareholders

At a meeting held on August 11–12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” will be removed from its name, effective December 15, 2015.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Advantage Disciplined U.S. Core Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Golden Capital Management, LLC

Portfolio manager

Greg Golden, CFA

Average annual total returns1 (%) as of July 31, 2015

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EVSAX)	2-28-1990	5.59	15.19	7.27	12.01	16.57	7.90	0.88	0.88
Class C (EVSTX)	6-30-1999	10.18	15.70	7.10	11.18	15.70	7.10	1.63	1.63
Administrator Class (EVSYX)	2-21-1995	–	–	–	12.20	16.77	8.13	0.80	0.74
Institutional Class (EVSIX)	7-30-2010	–	–	–	12.55	17.10	8.28	0.55	0.48
S&P 500 Index[4]	–	–	–	–	11.21	16.24	7.72	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Disciplined U.S. Core Fund	5

Growth of $10,000 investment[5] as of July 31, 2015

[1]	Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Enhanced S&P 500 Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through November 30, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 0.92% for Class A, 1.67% for Class C, 0.74% for Administrator Class, and 0.48% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was not held in the Fund at the end of the reporting period.

6	Wells Fargo Advantage Disciplined U.S. Core Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund (Class A, excluding sales charges) outperformed its benchmark, the S&P 500 Index, for the 12-month period that ended July 31, 2015.

■	The Fund benefited from favorable stock selection in 6 of the 10 economic sectors, led by the energy and financials sectors.

■	Weak stock selection in the materials and information technology (IT) sectors detracted from relative performance.

Ten largest holdings[6] (%) as of July 31, 2015
Apple Incorporated	4.42
Exxon Mobil Corporation	2.22
General Electric Company	1.99
Pfizer Incorporated	1.91
Johnson & Johnson	1.89
The Walt Disney Company	1.84
Google Incorporated Class A	1.81
JPMorgan Chase & Company	1.73
Gilead Sciences Incorporated	1.67
Citigroup Incorporated	1.66

Sector distribution[7] as of July 31, 2015

U.S. economic growth improved slowly during the period.

The U.S. economy’s already slow-but-steady pace appeared to slow a bit more over the 12-month period that ended July 31, 2015. Many economists and investors attributed the slowdown to transitory factors such as weather. During the period, manufacturing reports indicated modest expansion, retail sales reports reflected growth, the job market remained strong as the unemployment rate gradually improved, and consumer confidence surveys registered high readings. The U.S. Federal Reserve (Fed) completed its quantitative easing program in October 2014 and has since changed its language to prepare investors for potential interest-rate increases. Economic projections released following the Fed’s June 2015 meeting indicated that although its members had revised downward their overall expectation for growth in U.S. gross domestic product, they still anticipated making one to three increases in the federal funds target interest rate by the end of 2015.

Stock selection in the energy sector provided the top contribution to the Fund’s relative performance; stock selection in the financials sector also delivered strong results.

Within the Fund’s energy sector holdings, the strongest individual contributors included refiners Tesoro Corporation* and Valero Energy Corporation. In the financials sector, insurers American Financial Group, Incorporated, and The Hartford Financial Services Group, Incorporated*, generated solid performances.

Weak performance by select materials and IT holdings led to underperformance in those sectors.

Within the materials sector, declining commodity prices during the period contributed largely to poor results from Freeport-McMoRan Incorporated* and Alcoa Incorporated*. In the IT sector, semiconductor companies such as Micron Technology, Incorporated, and Intel Corporation struggled as they faced a challenging market environment due to declining PC sales.

We continue to follow an investment process that we believe should add value for our shareholders over time.

Within the Fund, we strive to add value relative to the benchmark through a full market cycle, independent of overall market direction or movements by style (growth or value) or size (large or small). Our investment process will continue to focus on building a stock portfolio that emphasizes attractive valuations, earnings growth, earnings and sales momentum, earnings quality, and trading momentum. Based on our research and experience, we believe the Fund provides shareholders the opportunity for meaningful capital appreciation over time.

Please see footnotes on page 5.

Fund expenses (unaudited)	Wells Fargo Advantage Disciplined U.S. Core Fund	7

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2015 to July 31, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2015	Ending account value 7-31-2015	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,064.05	$4.45	0.87%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.48	$4.36	0.87%
Class C
Actual	$1,000.00	$1,059.94	$8.27	1.62%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.76	$8.10	1.62%
Administrator Class
Actual	$1,000.00	$1,064.69	$3.74	0.73%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$3.66	0.73%
Institutional Class
Actual	$1,000.00	$1,066.76	$2.36	0.46%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.51	$2.31	0.46%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

8	Wells Fargo Advantage Disciplined U.S. Core Fund	Portfolio of investments—July 31, 2015

Security name	Shares	Value

Common Stocks: 99.37%

Consumer Discretionary: 13.58%

Automobiles: 1.56%
Ford Motor Company	283,394	$4,202,733
General Motors Company	126,509	3,986,299

		8,189,032

Diversified Consumer Services: 0.32%
H&R Block Incorporated	51,130	1,702,118

Hotels, Restaurants & Leisure: 2.42%
Chipotle Mexican Grill Incorporated †	6,449	4,786,641
Darden Restaurants Incorporated	43,000	3,171,680
Starbucks Corporation	81,632	4,728,942

		12,687,263

Internet & Catalog Retail: 0.56%
Amazon.com Incorporated †	2,019	1,082,487
Expedia Incorporated	15,192	1,844,916

		2,927,403

Media: 3.36%
Comcast Corporation Class A	128,144	7,997,467
The Walt Disney Company	80,515	9,661,800

		17,659,267

Multiline Retail: 1.84%
Dollar General Corporation	51,758	4,159,790
Target Corporation	67,074	5,490,007

		9,649,797

Specialty Retail: 3.21%
Best Buy Company Incorporated	52,391	1,691,705
Lowe’s Companies Incorporated	80,128	5,557,678
The Home Depot Incorporated	72,100	8,437,863
Tractor Supply Company	12,800	1,184,256

		16,871,502

Textiles, Apparel & Luxury Goods: 0.31%
Nike Incorporated Class B	14,293	1,646,839

Consumer Staples: 8.80%

Beverages: 1.86%
Dr Pepper Snapple Group Incorporated	52,227	4,189,650
PepsiCo Incorporated	46,887	4,517,562
The Coca-Cola Company	26,076	1,071,202

		9,778,414

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2015	Wells Fargo Advantage Disciplined U.S. Core Fund	9

Security name	Shares	Value

Food & Staples Retailing: 2.89%
CVS Health Corporation	67,088	$7,545,387
The Kroger Company	84,352	3,309,972
Wal-Mart Stores Incorporated	60,233	4,335,571

		15,190,930

Food Products: 1.38%
Archer Daniels Midland Company	88,547	4,198,899
ConAgra Foods Incorporated	42,406	1,868,408
Mondelez International Incorporated Class A	26,251	1,184,708

		7,252,015

Household Products: 0.88%
The Clorox Company	19,518	2,184,845
The Procter & Gamble Company	31,854	2,443,202

		4,628,047

Tobacco: 1.79%
Altria Group Incorporated	123,002	6,688,849
Philip Morris International	16,116	1,378,401
Reynolds American Incorporated	15,437	1,324,340

		9,391,590

Energy: 6.43%

Energy Equipment & Services: 0.62%
Halliburton Company	25,000	1,044,750
National Oilwell Varco Incorporated	26,239	1,105,449
Schlumberger Limited	13,320	1,103,162

		3,253,361

Oil, Gas & Consumable Fuels: 5.81%
Chevron Corporation	82,918	7,336,585
ConocoPhillips Company	60,003	3,020,551
Devon Energy Corporation	23,753	1,173,873
EQT Corporation	42,722	3,283,186
Exxon Mobil Corporation	147,033	11,646,484
Occidental Petroleum Corporation	14,000	982,800
Valero Energy Corporation	47,067	3,087,595

		30,531,074

Financials: 16.00%

Banks: 5.42%
Bank of America Corporation	250,478	4,478,547
Citigroup Incorporated	149,471	8,738,075
Huntington Bancshares Incorporated	136,137	1,588,719
JPMorgan Chase & Company	132,678	9,092,423
Regions Financial Corporation	150,000	1,558,500
SunTrust Banks Incorporated	67,872	3,009,444

		28,465,708

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Disciplined U.S. Core Fund	Portfolio of investments—July 31, 2015

Security name	Shares	Value

Capital Markets: 2.58%
Ameriprise Financial Incorporated	16,404	$2,061,491
Goldman Sachs Group Incorporated	29,555	6,060,844
Morgan Stanley	140,144	5,443,193

		13,565,528

Consumer Finance: 0.35%
Capital One Financial Corporation	22,872	1,859,494

Diversified Financial Services: 0.98%
Berkshire Hathaway Incorporated Class B †	35,972	5,134,643

Insurance: 2.23%
ACE Limited	18,493	2,011,484
American Financial Group Incorporated	23,231	1,601,777
American International Group Incorporated	54,669	3,505,376
MetLife Incorporated	19,000	1,059,060
The Allstate Corporation	15,500	1,068,725
The Progressive Corporation	38,500	1,174,250
The Travelers Companies Incorporated	12,463	1,322,574

		11,743,246

Real Estate Management & Development: 0.77%
CBRE Group Incorporated Class A †	106,017	4,025,465

REITs: 3.67%
American Tower Corporation	44,202	4,204,052
Crown Castle International Corporation	38,928	3,188,592
General Growth Properties Incorporated	104,232	2,828,856
Host Hotels & Resorts Incorporated	201,996	3,914,682
Simon Property Group Incorporated	27,353	5,121,029

		19,257,211

Health Care: 16.39%

Biotechnology: 3.48%
Amgen Incorporated	43,583	7,696,322
Biogen Idec Incorporated †	5,651	1,801,426
Gilead Sciences Incorporated	74,480	8,778,213

		18,275,961

Health Care Equipment & Supplies: 2.16%
DexCom Incorporated †	53,885	4,561,365
Medtronic plc	86,441	6,776,110

		11,337,475

Health Care Providers & Services: 4.06%
Aetna Incorporated	31,971	3,611,764
Cigna Corporation	10,000	1,440,600
HCA Holdings Incorporated †	13,126	1,220,849
Humana Incorporated	7,611	1,385,887

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2015	Wells Fargo Advantage Disciplined U.S. Core Fund	11

Security name	Shares	Value

Health Care Providers & Services (continued)
McKesson Corporation	23,105	$5,096,270
Patterson Companies Incorporated	33,319	1,671,281
UnitedHealth Group Incorporated	56,867	6,903,654

		21,330,305

Pharmaceuticals: 6.69%
AbbVie Incorporated	89,655	6,276,747
Bristol-Myers Squibb Company	40,828	2,679,950
Eli Lilly & Company	29,282	2,474,622
Johnson & Johnson	99,146	9,935,421
Merck & Company Incorporated	63,551	3,746,967
Pfizer Incorporated	278,698	10,049,850

		35,163,557

Industrials: 9.35%

Aerospace & Defense: 3.16%
General Dynamics Corporation	35,647	5,315,324
Lockheed Martin Corporation	26,308	5,448,387
The Boeing Company	40,558	5,847,247

		16,610,958

Air Freight & Logistics: 0.30%
Expeditors International of Washington Incorporated	33,213	1,556,693

Airlines: 0.69%
Southwest Airlines Company	99,837	3,614,099

Commercial Services & Supplies: 0.62%
RR Donnelley & Sons Company «	100,102	1,756,790
Waste Management Incorporated	29,058	1,485,736

		3,242,526

Industrial Conglomerates: 2.29%
3M Company	10,154	1,536,706
General Electric Company	401,206	10,471,477

		12,008,183

Machinery: 0.83%
Caterpillar Incorporated	55,497	4,363,729

Road & Rail: 1.46%
CSX Corporation	64,554	2,019,249
Union Pacific Corporation	58,097	5,669,686

		7,688,935

Information Technology: 19.94%

Communications Equipment: 2.07%
Cisco Systems Incorporated	256,682	7,294,902
F5 Networks Incorporated †	18,233	2,445,775

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Disciplined U.S. Core Fund	Portfolio of investments—July 31, 2015

Security name	Shares	Value

Communications Equipment (continued)
Harris Corporation	13,500	$1,119,690

		10,860,367

Internet Software & Services: 4.21%
Facebook Incorporated Class A †	66,335	6,236,153
Google Incorporated Class A †	14,448	9,499,560
Google Incorporated Class C †	10,206	6,384,976

		22,120,689

IT Services: 2.26%
Accenture plc Class A	11,106	1,145,140
Computer Sciences Corporation	16,155	1,057,022
International Business Machines Corporation	14,038	2,274,016
Paychex Incorporated	30,174	1,400,074
The Western Union Company	134,761	2,727,563
Xerox Corporation	295,044	3,251,385

		11,855,200

Semiconductors & Semiconductor Equipment: 3.20%
Avago Technologies Limited	33,500	4,192,190
Intel Corporation	219,548	6,355,915
Linear Technology Corporation	24,000	984,000
Micron Technology Incorporated †	185,075	3,425,738
Skyworks Solutions Incorporated	19,635	1,878,480

		16,836,323

Software: 3.50%
CA Incorporated	63,113	1,838,797
Electronic Arts Incorporated †	60,596	4,335,644
Intuit Incorporated	40,193	4,251,214
Microsoft Corporation	170,488	7,961,790

		18,387,445

Technology Hardware, Storage & Peripherals: 4.70%
Apple Incorporated	191,316	23,206,631
EMC Corporation	54,603	1,468,275

		24,674,906

Materials: 2.54%

Chemicals: 2.21%
LyondellBasell Industries NV Class A	44,821	4,205,554
The Dow Chemical Company	99,948	4,703,553
The Mosaic Company	35,222	1,512,433
The Sherwin-Williams Company	4,185	1,162,426

		11,583,966

Containers & Packaging: 0.33%
Avery Dennison Corporation	28,715	1,747,308

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2015	Wells Fargo Advantage Disciplined U.S. Core Fund	13

Security name		Shares	Value

Telecommunication Services: 2.72%

Diversified Telecommunication Services: 2.72%
AT&T Incorporated		204,585	$7,107,283
CenturyLink Incorporated		44,425	1,270,555
Verizon Communications Incorporated		126,275	5,908,407

			14,286,245

Utilities: 3.62%

Electric Utilities: 1.74%
American Electric Power Company Incorporated		18,000	1,018,260
Edison International		68,453	4,107,865
Entergy Corporation		56,285	3,997,361

			9,123,486

Independent Power & Renewable Electricity Producers: 0.19%
AES Corporation		79,000	1,011,200

Multi-Utilities: 1.69%
CMS Energy Corporation		79,247	2,715,002
DTE Energy Company		14,000	1,126,440
PG&E Corporation		30,693	1,611,689
Public Service Enterprise Group Incorporated		82,385	3,432,982

			8,886,113

Total Common Stocks (Cost $372,470,402)			521,975,616

	Yield
Short-Term Investments: 0.74%

Investment Companies: 0.74%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.14%	1,020,625	1,020,625
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.13	2,853,830	2,853,830

Total Short-Term Investments (Cost $3,874,455)			3,874,455

Total investments in securities (Cost $376,344,857) *	100.11%	525,850,071
Other assets and liabilities, net	(0.11)	(601,430)

Total net assets	100.00%	$525,248,641

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $377,346,672 and unrealized gains (losses) consists of:

Gross unrealized gains	$158,750,296
Gross unrealized losses	(10,246,897)

Net unrealized gains	$148,503,399

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Disciplined U.S. Core Fund	Statement of assets and liabilities—July 31, 2015

Assets
Investments
In unaffiliated securities (including $1,009,125 of securities loaned), at value (cost $372,470,402)	$521,975,616
In affiliated securities, at value (cost $3,874,455)	3,874,455

Total investments, at value (cost $376,344,857)	525,850,071
Receivable for Fund shares sold	438,118
Receivable for dividends	541,343
Receivable for securities lending income	404
Prepaid expenses and other assets	112,271

Total assets	526,942,207

Liabilities
Payable for Fund shares redeemed	135,370
Payable upon receipt of securities loaned	1,020,625
Management fee payable	165,023
Distribution fee payable	11,983
Administration fees payable	86,766
Shareholder servicing fees payable	93,303
Accrued expenses and other liabilities	180,496

Total liabilities	1,693,566

Total net assets	$525,248,641

NET ASSETS CONSIST OF
Paid-in capital	$319,724,542
Undistributed net investment income	7,431,071
Accumulated net realized gains on investments	48,587,814
Net unrealized gains on investments	149,505,214

Total net assets	$525,248,641

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$331,123,346
Shares outstanding – Class A1	21,429,656
Net asset value per share – Class A	$15.45
Maximum offering price per share – Class A2	$16.39
Net assets – Class C	$20,679,898
Shares outstanding – Class C1	1,425,939
Net asset value per share – Class C	$14.50
Net assets – Administrator Class	$63,544,341
Shares outstanding – Administrator Class[1]	4,020,575
Net asset value per share – Administrator Class	$15.80
Net assets – Institutional Class	$109,901,056
Shares outstanding – Institutional Class[1]	7,019,392
Net asset value per share – Institutional Class	$15.66

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended July 31, 2015	Wells Fargo Advantage Disciplined U.S. Core Fund	15

Investment income
Dividends	$11,554,924
Securities lending income, net	30,057
Income from affiliated securities	5,390

Total investment income	11,590,371

Expenses
Management fee	1,755,555
Administration fees
Class A	830,779
Class C	40,663
Administrator Class	57,736
Institutional Class	88,430
Shareholder servicing fees
Class A	813,146
Class C	39,982
Administrator Class	140,065
Distribution fee
Class C	119,945
Custody and accounting fees	26,029
Professional fees	44,092
Registration fees	27,912
Shareholder report expenses	42,884
Trustees’ fees and expenses	8,331
Other fees and expenses	19,219

Total expenses	4,054,768
Less: Fee waivers and/or expense reimbursements	(2,432)

Net expenses	4,052,336

Net investment income	7,538,035

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	49,570,546
Net change in unrealized gains (losses) on investments	(1,189,230)

Net realized and unrealized gains (losses) on investments	48,381,316

Net increase in net assets resulting from operations	$55,919,351

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Disciplined U.S. Core Fund	Statement of changes in net assets

	Year ended July 31, 2015		Year ended July 31, 2014

Operations
Net investment income		$7,538,035		$5,821,768
Net realized gains on investments		49,570,546		71,674,199
Net change in unrealized gains (losses) on investments		(1,189,230)		(9,441,808)

Net increase in net assets resulting from operations		55,919,351		68,054,159

Distributions to shareholders from
Net investment income
Class A		(3,522,119)		(4,752,589)
Class C		(84,291)		(97,722)
Administrator Class		(647,073)		(634,126)
Institutional Class		(1,537,330)		(1,401,931)
Net realized gains
Class A		(46,161,619)		(38,995,790)
Class C		(2,082,924)		(1,394,806)
Administrator Class		(7,515,200)		(6,776,357)
Institutional Class		(15,983,371)		(9,948,253)

Total distributions to shareholders		(77,533,927)		(64,001,574)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,148,617	33,269,672	678,932	10,775,202
Class C	823,111	12,057,914	94,568	1,412,231
Administrator Class	1,319,355	20,847,005	242,716	3,925,319
Institutional Class	3,114,670	50,079,007	6,582,647	106,283,524

		116,253,598		122,396,276

Reinvestment of distributions
Class A	3,224,975	47,843,154	2,774,700	42,042,332
Class C	105,097	1,464,972	73,060	1,051,887
Administrator Class	491,872	7,465,466	399,637	6,149,295
Institutional Class	561,645	8,449,624	96,268	1,480,716

		65,223,216		50,724,230

Payment for shares redeemed
Class A	(2,705,765)	(42,183,445)	(2,255,673)	(35,863,720)
Class C	(207,673)	(3,079,680)	(74,785)	(1,139,432)
Administrator Class	(832,349)	(13,437,852)	(5,335,919)	(86,377,733)
Institutional Class	(2,190,447)	(34,044,476)	(1,259,512)	(20,243,867)

		(92,745,453)		(143,624,752)

Net increase in net assets resulting from capital share transactions		88,731,361		29,495,754

Total increase in net assets		67,116,785		33,548,339

Net assets
Beginning of period		458,131,856		424,583,517

End of period		$525,248,641		$458,131,856

Undistributed net investment income		$7,431,071		$5,730,025

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Disciplined U.S. Core Fund	17

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.29	$16.27	$14.65	$14.25	$11.93
Net investment income	0.21	0.19	0.24	0.20	0.16
Net realized and unrealized gains (losses) on investments	1.60	2.35	3.25	0.93	2.17

Total from investment operations	1.81	2.54	3.49	1.13	2.33
Distributions to shareholders from
Net investment income	(0.16)	(0.24)	(0.24)	(0.23)	(0.01)
Net realized gains	(2.49)	(2.28)	(1.63)	(0.50)	0.00

Total distributions to shareholders	(2.65)	(2.52)	(1.87)	(0.73)	(0.01)
Net asset value, end of period	$15.45	$16.29	$16.27	$14.65	$14.25
Total return[1]	12.01%	17.00%	26.62%	8.54%	19.50%
Ratios to average net assets (annualized)
Gross expenses	0.89%	0.93%	0.94%	0.92%	0.93%
Net expenses	0.89%	0.92%	0.92%	0.92%	0.92%
Net investment income	1.43%	1.27%	1.66%	1.43%	1.18%
Supplemental data
Portfolio turnover rate	53%	71%	64%	82%	64%
Net assets, end of period (000s omitted)	$331,123	$305,577	$285,780	$254,272	$268,460

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Disciplined U.S. Core Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$15.47	$15.58	$14.10	$13.69	$11.54
Net investment income	0.13	0.08	0.12	0.09	0.05
Net realized and unrealized gains (losses) on investments	1.48	2.23	3.12	0.90	2.10

Total from investment operations	1.61	2.31	3.24	0.99	2.15
Distributions to shareholders from
Net investment income	(0.09)	(0.14)	(0.13)	(0.08)	0.00
Net realized gains	(2.49)	(2.28)	(1.63)	(0.50)	0.00

Total distributions to shareholders	(2.58)	(2.42)	(1.76)	(0.58)	0.00
Net asset value, end of period	$14.50	$15.47	$15.58	$14.10	$13.69
Total return[1]	11.18%	16.10%	25.65%	7.75%	18.63%
Ratios to average net assets (annualized)
Gross expenses	1.64%	1.68%	1.69%	1.67%	1.68%
Net expenses	1.64%	1.67%	1.67%	1.67%	1.67%
Net investment income	0.66%	0.51%	0.92%	0.68%	0.44%
Supplemental data
Portfolio turnover rate	53%	71%	64%	82%	64%
Net assets, end of period (000s omitted)	$20,680	$10,913	$9,544	$8,590	$8,768

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Disciplined U.S. Core Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.60	$16.47	$14.79	$14.36	$11.99
Net investment income	0.25 [1]	0.25 [1]	0.28 [1]	0.23 [1]	0.19 [1]
Net realized and unrealized gains (losses) on investments	1.63	2.35	3.27	0.93	2.19

Total from investment operations	1.88	2.60	3.55	1.16	2.38
Distributions to shareholders from
Net investment income	(0.19)	(0.19)	(0.24)	(0.23)	(0.01)
Net realized gains	(2.49)	(2.28)	(1.63)	(0.50)	0.00

Total distributions to shareholders	(2.68)	(2.47)	(1.87)	(0.73)	(0.01)
Net asset value, end of period	$15.80	$16.60	$16.47	$14.79	$14.36
Total return	12.20%	17.12%	26.82%	8.72%	19.84%
Ratios to average net assets (annualized)
Gross expenses	0.74%	0.76%	0.78%	0.75%	0.77%
Net expenses	0.73%	0.74%	0.74%	0.74%	0.74%
Net investment income	1.58%	1.56%	1.87%	1.63%	1.37%
Supplemental data
Portfolio turnover rate	53%	71%	64%	82%	64%
Net assets, end of period (000s omitted)	$63,544	$50,498	$127,384	$150,408	$244,716

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Disciplined U.S. Core Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.47	$16.43	$14.78	$14.39	$11.99
Net investment income	0.30	0.26 [1]	0.35	0.26 [1]	0.22
Net realized and unrealized gains (losses) on investments	1.61	2.37	3.23	0.93	2.19

Total from investment operations	1.91	2.63	3.58	1.19	2.41
Distributions to shareholders from
Net investment income	(0.23)	(0.31)	(0.30)	(0.30)	(0.01)
Net realized gains	(2.49)	(2.28)	(1.63)	(0.50)	0.00

Total distributions to shareholders	(2.72)	(2.59)	(1.93)	(0.80)	(0.01)
Net asset value, end of period	$15.66	$16.47	$16.43	$14.78	$14.39
Total return	12.55%	17.48%	27.16%	9.02%	20.10%
Ratios to average net assets (annualized)
Gross expenses	0.47%	0.50%	0.51%	0.49%	0.51%
Net expenses	0.47%	0.48%	0.48%	0.48%	0.47%
Net investment income	1.86%	1.63%	2.08%	1.80%	1.62%
Supplemental data
Portfolio turnover rate	53%	71%	64%	82%	64%
Net assets, end of period (000s omitted)	$109,901	$91,144	$1,875	$1,215	$12

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Disciplined U.S. Core Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage Disciplined U.S. Core Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued at net asset value when available.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy

22	Wells Fargo Advantage Disciplined U.S. Core Fund	Notes to financial statements

by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. At July 31, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$(46,176)	$46,176

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the

Notes to financial statements	Wells Fargo Advantage Disciplined U.S. Core Fund	23

lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$71,333,221	$0	$0	$71,333,221
Consumer staples	46,240,996	0	0	46,240,996
Energy	33,784,435	0	0	33,784,435
Financials	84,051,295	0	0	84,051,295
Health care	86,107,298	0	0	86,107,298
Industrials	49,085,123	0	0	49,085,123
Information technology	104,734,930	0	0	104,734,930
Materials	13,331,274	0	0	13,331,274
Telecommunication services	14,286,245	0	0	14,286,245
Utilities	19,020,799	0	0	19,020,799

Short-term investments
Investment companies	2,853,830	1,020,625	0	3,874,455
Total assets	$524,829,446	$1,020,625	$0	$525,850,071

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the applicable subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.35% and declining to 0.28% as the average daily net assets of the Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement and was entitled to receive an annual fee which started at 0.30% and declined to 0.25% as the average daily net assets of the Fund increased. In addition, prior to July 1, 2015, fund-level administrative services were provided by Funds Management under a separate administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of the Fund increased. For the year ended July 31, 2015, the management fee was equivalent to an annual rate of 0.35% of the Fund’s average daily net assets. For financial statement purposes, advisory fees and fund-level administration fees for the year ended July 31, 2015 have been included in management fee on the Statement of Operations.

24	Wells Fargo Advantage Disciplined U.S. Core Fund	Notes to financial statements

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Golden Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.25% and declining to 0.15% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

	Class-level administration fee
	Current rate	Rate prior to July 1, 2015
Class A, Class C	0.21%	0.26%
Administrator Class	0.13	0.10
Institutional Class	0.13	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.92% for Class A shares, 1.67% for Class C shares, 0.74% for Administrator Class shares, and 0.48% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended July 31, 2015, Funds Distributor received $26,255 from the sale of Class A shares and $657 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2015 were $289,038,875 and $259,232,452, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended July 31, 2015, the Fund paid $719 in commitment fees.

Notes to financial statements	Wells Fargo Advantage Disciplined U.S. Core Fund	25

For the year ended July 31, 2015, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2015 and July 31, 2014 were as follows:

	Year ended July 31
	2015	2014
Ordinary income	$19,437,900	$20,207,742
Long-term capital gain	58,096,027	43,793,832

As of July 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$14,963,573	$42,110,625	$148,503,399

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

26	Wells Fargo Advantage Disciplined U.S. Core Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Disciplined U.S. Core Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Disciplined U.S. Core Fund as of July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 23, 2015

Other information (unaudited)	Wells Fargo Advantage Disciplined U.S. Core Fund	27

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 43.10% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2015.

Pursuant to Section 852 of the Internal Revenue Code, $58,096,027 was designated as long-term capital gain distributions for the fiscal year ended July 31, 2015.

Pursuant to Section 854 of the Internal Revenue Code, $8,603,340 of income dividends paid during the fiscal year ended July 31, 2015 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2015, $13,647,087 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

28	Wells Fargo Advantage Disciplined U.S. Core Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive), Chair of Taproot Foundation (non-profit organization) and a Board Member of Ruth Bancroft Garden (non-profit organization).	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Disciplined U.S. Core Fund	29

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 72 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

30	Wells Fargo Advantage Disciplined U.S. Core Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage Disciplined U.S. Core Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Golden Capital Management, LLC (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement (the “Administration Agreement”) applicable to Fund-level administrative services. The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance

Other information (unaudited)	Wells Fargo Advantage Disciplined U.S. Core Fund	31

programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the S&P 500 Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreement and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than the average rates for the Fund’s expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

32	Wells Fargo Advantage Disciplined U.S. Core Fund	Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser, if any, from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Advantage Disciplined U.S. Core Fund	33

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

236192 09-15 A203/AR203 07-15

Wells Fargo Advantage Endeavor Select Fund

Annual Report

July 31, 2015

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Endeavor Select Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Generally improving U.S. economic data helped drive a positive return for U.S. large-cap stocks for the reporting period

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Endeavor Select Fund for the 12-month period that ended July 31, 2015. Generally improving U.S. economic data helped drive a positive return for U.S. large-cap stocks for the reporting period (as measured by the S&P 500 Index1). In contrast, many economies and markets elsewhere in the world faced ongoing challenges.

Positive U.S. economic data but increased tensions abroad led to heightened market volatility in the last five months of 2014.

Following a negative monthly return for July 2014, the S&P 500 Index bounced back in August on a string of positive economic news, led by a 4.2% revised second-quarter 2014 gross domestic product (GDP) reading. The S&P 500 Index gave back some of its August gains in September, however; stock market volatility increased as positive economic data became overshadowed at times by growing discomfort over escalating tensions in Ukraine and the Middle East and slowing growth in Europe and China. Ultimately, U.S. stocks ended the third quarter up slightly overall, buoyed largely by strong corporate earnings and another upward revision of second-quarter GDP growth (to 4.6%).

The fourth quarter of 2014 brought continued improvement in the U.S.; international economies remained challenged. Strong fourth-quarter results by U.S. stocks helped the S&P 500 Index deliver more than 50 record closes in 2014. The last several, in December, were spurred by investor optimism following U.S. Federal Reserve (Fed) Chair Janet Yellen’s comment that the Fed would be patient in its timing of an interest-rate increase. U.S. stocks also were boosted by positive economic data; November’s 5.8% unemployment rate was down from 7.0% a year earlier, and the number of jobs being added continued to expand. In addition, the U.S. economy’s third-quarter growth rate was revised upward to 5.0% during the quarter, and U.S. companies continued to report strong earnings. The steadily brightening U.S. economy energized consumers, who were further buoyed by much lower prices at the gasoline pump. As the U.S. chugged forward, though, major economies elsewhere in the world faced ongoing challenges. While Japan eased out of a two-quarter contraction, growth in China continued to slow and Russia’s economy contracted for the first time since 2009. In the eurozone, growth remained sluggish; this situation was exacerbated in December by renewed concerns about Greece after its parliament failed to avert a general election that could jeopardize the country’s financial agreements with its creditors.

In the first quarter of 2015, U.S. large caps delivered positive results but underperformed small- and mid-cap stocks; major markets elsewhere rallied.

U.S. large-, mid-, and small-cap stocks tended to move similarly during the quarter until early March, when results began to diverge by market capitalization. Larger caps slipped that month as investor concern grew over the strengthening U.S. dollar’s potentially negative effect on the profits of large U.S. multinational firms; however, stocks of small and midsize companies, which tend to be less affected by movements in the dollar, performed better. Positive stock results were supported by a gradually improving U.S. economy. The labor market continued to grow, along with personal income and consumer confidence. For U.S. businesses, the quarter’s data were mixed; while many companies reported strong earnings, other data indicated potential weakening in manufacturing. Elsewhere in the world, major markets enjoyed positive returns spurred by accommodative monetary policies from major central banks and signs of improvement in some struggling economies.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Endeavor Select Fund	3

U.S. large caps experienced challenges during the second quarter of 2015.

The S&P 500 Index fluctuated widely during this quarter, eventually eking out a 0.28% gain for the period. Larger-cap stocks at times were pressured by ongoing investor concerns over the potentially negative effects of financially troubled overseas economies and the strengthening U.S. dollar. The U.S. economy picked up traction during the quarter; consumer spending improved, and positive trends were evident in construction and new-home sales. Jobs growth remained a bright spot as well. Fed officials, who have kept interest rates low while waiting for the U.S. jobs market to sufficiently improve and for inflation to approach their 2% target, made clear that they could take action soon. Throughout the quarter, markets outside the U.S. continued to experience volatility, triggered by uncertainty over the potential impact of financial challenges in other locations—most notably in Greece and Puerto Rico. Questions over slower growth in China caused investor concern as well.

July 2015 brought a bounce-back for U.S. large caps.

U.S. large-cap stocks delivered 2.10% for the month (as measured by the S&P 500 Index). The boost was supported by encouraging U.S. economic data, including positive earnings reports from a range of U.S. companies, increased retail spending by U.S. consumers, and further improvement in the jobs market.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Notice to shareholders

At a meeting held on August 11–12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” will be removed from its name, effective December 15, 2015.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Advantage Endeavor Select Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Thomas J. Pence, CFA

Michael T. Smith, CFA

Average annual total returns (%) as of July 31, 2015

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (STAEX)	12-29-2000	5.70	14.03	5.80	12.14	15.41	6.43	1.20	1.20
Class B (WECBX)*	12-29-2000	6.31	14.32	5.86	11.31	14.55	5.86	1.95	1.95
Class C (WECCX)	12-29-2000	10.21	14.55	5.63	11.21	14.55	5.63	1.95	1.95
Administrator Class (WECDX)	4-8-2005	–	–	–	12.38	15.70	6.70	1.12	1.00
Institutional Class (WFCIX)	4-8-2005	–	–	–	12.63	15.93	6.91	0.87	0.80
Russell 1000® Growth Index[3]	–	–	–	–	16.08	17.75	8.95	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and focused portfolio risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Endeavor Select Fund	5

Growth of $10,000 investment[4] as of July 31, 2015

[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]	The manager has contractually committed through November 30, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[3]	The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

[4]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000 Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[5]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Endeavor Select Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 1000 Growth Index, for the 12-month period that ended July 31, 2015.

■	Negative results in the consumer discretionary and energy sectors detracted the most from performance.

■	Select holdings in the consumer staples and information technology (IT) sectors benefited performance.

The U.S. stock market performed strongly over the 12-month period, responding positively to improving economic data that pointed to continued recovery in the U.S. economy. While other countries, such as China and several eurozone nations, struggled with slowing growth and deflation concerns, the U.S. improved steadily in a wide range of metrics. As a result, investing in the U.S. tended to appear more attractive compared with investing in many other areas of the world.

Ten largest holdings[5] (%) as of July 31, 2015
Apple Incorporated	7.81
Amazon.com Incorporated	4.67
Visa Incorporated Class A	4.51
Facebook Incorporated Class A	4.19
The Home Depot Incorporated	3.74
Liberty Global plc Class C	2.92
Nike Incorporated Class B	2.92
Celgene Corporation	2.89
Time Warner Incorporated	2.67
Constellation Brands Incorporated Class A	2.62

The Fund’s holdings in the consumer discretionary and energy sectors hindered performance.

In the Fund’s consumer discretionary sector, Las Vegas Sands Corporation detracted significantly over the period. Although the strong gaming market in Macau had been a key growth driver for many gaming stocks, sentiment for the Macau market turned negative in 2014 as China’s government began implementing new regulations. Also, Hong Kong protests led to a rash of Macau hotel-room cancellations during a busy holiday period. While the company reported some better-than-expected results in Macau, we exited the position as negative headlines weighed on the stock.

Historically, our fundamentally based investment process generally has been challenged during times when stock prices were driven by macroeconomic factors rather than by company-specific fundamentals. This dynamic was apparent over the reporting period within the energy sector, where crude-oil prices and the majority of energy-related stocks experienced extreme price volatility. Our energy stock selection has focused primarily on quality U.S. exploration and production (E&P) companies with strong production growth in attractive basins. We have invested in producers we believed could grow profitably despite the movements in oil prices. However, the sector’s recent performance left little doubt that investors have been treating many E&P companies as proxies for oil prices; holdings such as Antero Resources Corporation and Pioneer Natural Resources Company detracted from performance, illustrating this extreme volatility. As falling commodity prices led to significant drops in production, energy equipment and service providers were especially hard hit; as a result, both Halliburton Company and Nabors Industries Limited detracted significantly from performance. In recent months, we exited all Fund positions in this sector, including these four companies, given elevated risks within energy.

Sector distribution[6] as of July 31, 2015

Select holdings in the consumer staples and IT sectors aided Fund performance.

Within the consumer staples sector, beer and wine manufacturer Constellation Brands Incorporated, rose sharply over the period, contributing substantially to Fund performance. Constellation’s results reflected a strengthening U.S. consumer and the revenue and cost synergies resulting from the company’s acquisition of Grupo Modelo S.A.B. de C.V.’s U.S. beer business. Constellation remains a true self-help story as the company continues to pay down debt and invest in new products and brand extensions. In the IT sector, Facebook, Incorporated contributed positively as solid results confirmed that the company’s core business

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Endeavor Select Fund	7

remained strong with mobile advertising revenues growing rapidly. Also, concerns about Facebook’s ability to monetize its video and Instagram assets proved to be misplaced. We look for the company’s fundamentals to continue to deliver positive surprises, and we maintain our conviction in the stock.

Recent market dynamics support our confidence in the Fund’s positioning.

While summer brings blue skies and sunshine to most of the country, the forecast for the U.S. stock market may be considerably cloudier; visibility is low, and a number of economic and geopolitical factors may cause storms for investors in coming months. China continues to struggle in its attempt to reaccelerate growth, Japan remains vigilant in its fight against deflation, and Greece’s debt crisis remains a lingering black cloud over global financial markets. Despite the situation in Greece, signs of stabilization have become evident elsewhere in Europe. In Germany, for example, manufacturers have been bolstered by a weak euro, and bund interest rates have spiked upward. We view the global economic picture as hazy at best.

Given our view, we have centered Fund positioning on firms and industries with a higher level of visibility, choosing to focus on firms we believe could make their own luck. While true secular growth remains scarce, we continue to find opportunities related to the U.S. consumer. Specifically, we have focused on the trend of growth in household formations driven by Millennials, which has created a virtuous cycle of consumer spending. Other consumer-related Fund holdings are focused on travel, health and wellness, and e-commerce. We also see pockets of secular growth in the traditional growth sectors of health care and IT. Within financials, we have selected holdings that could benefit from improving conditions in commercial real estate. Also, we have maintained a few high-conviction holdings in companies tied to the cyclical U.S. industrials sector.

No one likes getting caught in traffic; at times over the past few years, however, fundamental, bottom-up managers—like us—have felt as if we were. The market has appeared to be moving down the road toward rewarding strong underlying fundamentals, only to be stymied by a macroeconomic or geopolitical event that halts progress. However, we have built a portfolio with a strong engine of secular growth that may perform well when the road opens up. In fact, recently, we have seen encouraging signs of traffic clearing: Investors have begun reacting rationally to better-than-expected corporate earnings, and fundamentals seem to matter more now than they did in 2014. Although further delays may lie ahead, we will continue to drive the same as we always have: by building portfolios based on bottom-up, fundamental research; balancing risk and return; and weighting the Fund toward our highest-conviction ideas. We remain confident that our disciplined process has the potential to transport shareholders to their desired destinations.

Please see footnotes on page 5.

8	Wells Fargo Advantage Endeavor Select Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2015 to July 31, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2015	Ending account value 7-31-2015	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,076.80	$6.33	1.23%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.16	1.23%
Class B
Actual	$1,000.00	$1,073.81	$10.18	1.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.98	$9.89	1.98%
Class C
Actual	$1,000.00	$1,072.84	$10.23	1.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.93	$9.94	1.99%
Administrator Class
Actual	$1,000.00	$1,078.63	$5.05	0.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.93	$4.91	0.98%
Institutional Class
Actual	$1,000.00	$1,079.52	$4.12	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01	0.80%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2015	Wells Fargo Advantage Endeavor Select Fund	9

Security name	Shares	Value

Common Stocks: 96.77%

Consumer Discretionary: 27.50%

Auto Components: 1.99%
Delphi Automotive plc	75,977	$5,932,284

Hotels, Restaurants & Leisure: 2.38%
Hilton Worldwide Holdings Incorporated †	263,370	7,071,485

Household Durables: 2.47%
Jarden Corporation †	133,942	7,366,810

Internet & Catalog Retail: 4.67%
Amazon.com Incorporated †	25,953	13,914,701

Media: 5.59%
Liberty Global plc Class C †	177,126	8,703,972
Time Warner Incorporated	90,360	7,955,294

		16,659,266

Specialty Retail: 5.66%
The Home Depot Incorporated	95,283	11,150,969
The TJX Companies Incorporated	81,517	5,691,517

		16,842,486

Textiles, Apparel & Luxury Goods: 4.74%
Nike Incorporated Class B	75,486	8,697,497
Under Armour Incorporated Class A †	54,437	5,407,227

		14,104,724

Consumer Staples: 4.36%

Beverages: 2.62%
Constellation Brands Incorporated Class A	65,115	7,815,102

Food & Staples Retailing: 1.74%
Walgreens Boots Alliance Incorporated	53,600	5,179,368

Financials: 5.66%

Capital Markets: 1.40%
Charles Schwab Corporation	119,300	4,161,184

Diversified Financial Services: 4.26%
Intercontinental Exchange Incorporated	23,883	5,446,279
McGraw Hill Financial Incorporated	71,078	7,232,187

		12,678,466

Health Care: 18.12%

Biotechnology: 7.98%
Alexion Pharmaceuticals Incorporated †	29,100	5,745,504
Celgene Corporation †	65,679	8,620,369

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Endeavor Select Fund	Portfolio of investments—July 31, 2015

Security name	Shares	Value

Biotechnology (continued)
Gilead Sciences Incorporated	28,025	$3,303,027
Regeneron Pharmaceuticals Incorporated †	11,000	6,090,260

		23,759,160

Pharmaceuticals: 10.14%
Allergan plc †	23,000	7,616,450
Endo International plc †	84,141	7,365,703
Shire plc ADR	27,902	7,444,533
Zoetis Incorporated	158,460	7,761,371

		30,188,057

Industrials: 3.47%

Airlines: 1.47%
Delta Air Lines Incorporated	98,679	4,375,427

Industrial Conglomerates: 2.00%
Carlisle Companies Incorporated	58,900	5,964,214

Information Technology: 30.77%

Communications Equipment: 1.73%
Palo Alto Networks Incorporated †	27,625	5,133,554

Internet Software & Services: 11.06%
Akamai Technologies Incorporated †	98,221	7,534,533
Facebook Incorporated Class A †	132,649	12,470,332
Google Incorporated Class A †	11,399	7,494,843
Google Incorporated Class C †	8,700	5,442,807

		32,942,515

IT Services: 4.51%
Visa Incorporated Class A	178,258	13,429,958

Software: 5.66%
Adobe Systems Incorporated †	76,800	6,296,832
Salesforce.com Incorporated †	65,400	4,793,820
ServiceNow Incorporated †	71,468	5,753,174

		16,843,826

Technology Hardware, Storage & Peripherals: 7.81%
Apple Incorporated	191,783	23,263,278

Materials: 2.17%

Chemicals: 2.17%
Axalta Coating Systems Limited †	203,500	6,473,335

Telecommunication Services: 4.72%

Diversified Telecommunication Services: 2.28%
Level 3 Communications Incorporated †	134,747	6,804,724

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2015	Wells Fargo Advantage Endeavor Select Fund	11

Security name		Shares	Value

Wireless Telecommunication Services: 2.44%
SBA Communications Corporation Class A †		60,125	$7,258,288

Total Common Stocks (Cost $206,217,879)			288,162,212

	Yield
Short-Term Investments: 3.50%

Investment Companies: 3.50%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.13%	10,422,396	10,422,396

Total Short-Term Investments (Cost $10,422,396)			10,422,396

Total investments in securities (Cost $216,640,275) *	100.27%	298,584,608
Other assets and liabilities, net	(0.27)	(792,605)

Total net assets	100.00%	$297,792,003

†	Non-income-earning security

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $217,193,387 and unrealized gains (losses) consists of:

Gross unrealized gains	$82,979,262
Gross unrealized losses	(1,588,041)

Net unrealized gains	$81,391,221

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Endeavor Select Fund	Statement of assets and liabilities—July 31, 2015

Assets
Investments
In unaffiliated securities, at value (cost $206,217,879)	$288,162,212
In affiliated securities, at value (cost $10,422,396)	10,422,396

Total investments, at value (cost $216,640,275)	298,584,608
Receivable for investments sold	5,702,717
Receivable for Fund shares sold	37,178
Receivable for dividends	156,740
Prepaid expenses and other assets	40,460

Total assets	304,521,703

Liabilities
Payable for investments purchased	6,060,566
Payable for Fund shares redeemed	376,031
Management fee payable	165,362
Distribution fees payable	4,752
Administration fees payable	37,102
Accrued expenses and other liabilities	85,887

Total liabilities	6,729,700

Total net assets	$297,792,003

NET ASSETS CONSIST OF
Paid-in capital	$139,612,773
Accumulated net realized gains on investments	76,234,897
Net unrealized gains on investments	81,944,333

Total net assets	$297,792,003

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$26,196,794
Shares outstanding – Class A1	1,906,402
Net asset value per share – Class A	$13.74
Maximum offering price per share – Class A2	$14.58
Net assets – Class B	$103,902
Shares outstanding – Class B1	8,710
Net asset value per share – Class B	$11.93
Net assets – Class C	$6,914,357
Shares outstanding – Class C1	579,373
Net asset value per share – Class C	$11.93
Net assets – Administrator Class	$42,776,448
Shares outstanding – Administrator Class[1]	3,027,501
Net asset value per share – Administrator Class	$14.13
Net assets – Institutional Class	$221,800,502
Shares outstanding – Institutional Class[1]	15,413,211
Net asset value per share – Institutional Class	$14.39

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended July 31, 2015	Wells Fargo Advantage Endeavor Select Fund	13

Investment income
Dividends (net of foreign withholding taxes of $7,528)	$4,097,283
Income from affiliated securities	11,229
Securities lending income, net	6,429

Total investment income	4,114,941

Expenses
Management fee	4,065,863
Administration fees
Class A	78,363
Class B	437
Class C	18,048
Administrator Class	48,001
Institutional Class	410,962
Shareholder servicing fees
Class A	76,470
Class B	424
Class C	17,654
Administrator Class	100,057
Distribution fees
Class B	1,273
Class C	52,962
Custody and accounting fees	38,756
Professional fees	43,101
Registration fees	61,645
Shareholder report expenses	51,162
Trustees’ fees and expenses	12,008
Interest expense	1,146
Other fees and expenses	12,340

Total expenses	5,090,672
Less: Fee waivers and/or expense reimbursements	(94,754)

Net expenses	4,995,918

Net investment loss	(880,977)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	133,384,136
Net change in unrealized gains (losses) on investments	(60,133,598)

Net realized and unrealized gains (losses) on investments	73,250,538

Net increase in net assets resulting from operations	$72,369,561

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Endeavor Select Fund	Statement of changes in net assets

	Year ended July 31, 2015		Year ended July 31, 2014

Operations
Net investment loss		$(880,977)		$(1,901,929)
Net realized gains on investments		133,384,136		115,526,129
Net change in unrealized gains (losses) on investments		(60,133,598)		3,258,076

Net increase in net assets resulting from operations		72,369,561		116,882,276

Distributions to shareholders from
Net investment income
Administrator Class		0		(97,085)
Institutional Class		0		(2,001,641)
Net realized gains
Class A		(4,180,367)		(2,203,445)
Class B		(29,782)		(22,001)
Class C		(1,041,460)		(364,783)
Administrator Class		(6,299,282)		(2,987,418)
Institutional Class		(81,434,953)		(26,344,957)

Total distributions to shareholders		(92,985,844)		(34,021,330)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	155,038	2,127,588	262,020	3,578,072
Class B	0	0	2,013	24,431
Class C	80,725	950,480	57,270	710,640
Administrator Class	353,463	4,955,910	487,193	6,799,164
Institutional Class	4,502,805	64,783,218	9,878,304	139,039,120

		72,817,196		150,151,427

Reinvestment of distributions
Class A	314,153	4,011,740	158,036	2,144,550
Class B	2,673	29,782	1,707	20,756
Class C	91,245	1,017,377	29,369	357,128
Administrator Class	479,088	6,280,838	194,103	2,691,721
Institutional Class	5,829,180	77,761,267	1,890,146	26,598,582

		89,101,004		31,812,737

Payment for shares redeemed
Class A	(1,513,775)	(21,046,656)	(985,474)	(13,604,809)
Class B	(13,638)	(161,929)	(27,816)	(338,489)
Class C	(127,822)	(1,483,495)	(109,981)	(1,352,148)
Administrator Class	(1,166,520)	(16,155,945)	(2,689,608)	(37,603,302)
Institutional Class	(37,137,527)	(520,427,263)	(8,839,212)	(124,313,851)

		(559,275,288)		(177,212,599)

Net increase (decrease) in net assets resulting from capital share transactions		(397,357,088)		4,751,565

Total increase (decrease) in net assets		(417,973,371)		87,612,511

Net assets
Beginning of period		715,765,374		628,152,863

End of period		$297,792,003		$715,765,374

Undistributed net investment income		$0		$0

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Endeavor Select Fund	15

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.13	$12.52	$10.45	$10.12	$8.12
Net investment income (loss)	(0.08)[1]	(0.09)[1]	0.00 [1,2]	(0.05)[1]	(0.05)[1]
Net realized and unrealized gains (losses) on investments	1.65	2.37	2.07	0.38	2.05

Total from investment operations	1.57	2.28	2.07	0.33	2.00
Distributions to shareholders from
Net realized gains	(1.96)	(0.67)	0.00	0.00	0.00
Net asset value, end of period	$13.74	$14.13	$12.52	$10.45	$10.12
Total return[3]	12.14%	18.40%	19.81%	3.26%	24.63%
Ratios to average net assets (annualized)
Gross expenses	1.24%	1.25%	1.26%	1.23%	1.23%
Net expenses	1.23%	1.24%	1.25%	1.23%	1.23%
Net investment income (loss)	(0.55)%	(0.66)%	0.03%	(0.49)%	(0.52)%
Supplemental data
Portfolio turnover rate	126%	100%	97%	94%	100%
Net assets, end of period (000s omitted)	$26,197	$41,708	$44,041	$47,233	$94,704

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Endeavor Select Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS B	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.60	$11.31	$9.51	$9.28	$7.50
Net investment loss	(0.16)[1]	(0.17)[1]	(0.07)[1]	(0.11)[1]	(0.11)[1]
Net realized and unrealized gains (losses) on investments	1.45	2.13	1.87	0.34	1.89

Total from investment operations	1.29	1.96	1.80	0.23	1.78
Distributions to shareholders from
Net realized gains	(1.96)	(0.67)	0.00	0.00	0.00
Net asset value, end of period	$11.93	$12.60	$11.31	$9.51	$9.28
Total return[2]	11.31%	17.50%	18.93%	2.48%	23.73%
Ratios to average net assets (annualized)
Gross expenses	1.99%	2.00%	2.00%	1.98%	1.98%
Net expenses	1.98%	1.99%	2.00%	1.98%	1.98%
Net investment loss	(1.29)%	(1.41)%	(0.67)%	(1.24)%	(1.26)%
Supplemental data
Portfolio turnover rate	126%	100%	97%	94%	100%
Net assets, end of period (000s omitted)	$104	$248	$495	$1,095	$1,633

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Endeavor Select Fund	17

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.61	$11.32	$9.51	$9.28	$7.50
Net investment loss	(0.16)[1]	(0.17)[1]	(0.07)[1]	(0.11)[1]	(0.11)[1]
Net realized and unrealized gains (losses) on investments	1.44	2.13	1.88	0.34	1.89

Total from investment operations	1.28	1.96	1.81	0.23	1.78
Distributions to shareholders from
Net realized gains	(1.96)	(0.67)	0.00	0.00	0.00
Net asset value, end of period	$11.93	$12.61	$11.32	$9.51	$9.28
Total return[2]	11.21%	17.60%	18.93%	2.48%	23.73%
Ratios to average net assets (annualized)
Gross expenses	1.99%	2.00%	2.01%	1.98%	1.98%
Net expenses	1.99%	1.99%	2.00%	1.98%	1.98%
Net investment loss	(1.32)%	(1.41)%	(0.72)%	(1.25)%	(1.27)%
Supplemental data
Portfolio turnover rate	126%	100%	97%	94%	100%
Net assets, end of period (000s omitted)	$6,914	$6,747	$6,320	$6,199	$7,448

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Endeavor Select Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.45	$12.78	$10.63	$10.26	$8.22
Net investment income (loss)	(0.05)[1]	(0.06)[1]	0.03 [1]	(0.03)[1]	(0.03)[1]
Net realized and unrealized gains (losses) on investments	1.69	2.42	2.12	0.40	2.07

Total from investment operations	1.64	2.36	2.15	0.37	2.04
Distributions to shareholders from
Net investment income	0.00	(0.02)	0.00	0.00	0.00
Net realized gains	(1.96)	(0.67)	0.00	0.00	0.00

Total distributions to shareholders	(1.96)	(0.69)	0.00	0.00	0.00
Net asset value, end of period	$14.13	$14.45	$12.78	$10.63	$10.26
Total return	12.38%	18.77%	20.13%	3.51%	24.94%
Ratios to average net assets (annualized)
Gross expenses	1.05%	1.06%	1.08%	1.07%	1.07%
Net expenses	0.99%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	(0.32)%	(0.42)%	0.23%	(0.27)%	(0.29)%
Supplemental data
Portfolio turnover rate	126%	100%	97%	94%	100%
Net assets, end of period (000s omitted)	$42,776	$48,560	$68,611	$57,533	$232,954

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Endeavor Select Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.65	$12.95	$10.75	$10.37	$8.28
Net investment income (loss)	(0.01)[1]	(0.03)[1]	0.06 [1]	(0.01)[1]	(0.01)[1]
Net realized and unrealized gains (losses) on investments	1.71	2.45	2.14	0.39	2.10

Total from investment operations	1.70	2.42	2.20	0.38	2.09
Distributions to shareholders from
Net investment income	0.00	(0.05)	0.00	0.00	0.00
Net realized gains	(1.96)	(0.67)	0.00	0.00	0.00

Total distributions to shareholders	(1.96)	(0.72)	0.00	0.00	0.00
Net asset value, end of period	$14.39	$14.65	$12.95	$10.75	$10.37
Total return	12.63%	18.98%	20.37%	3.66%	25.24%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.82%	0.83%	0.80%	0.80%
Net expenses	0.80%	0.80%	0.80%	0.79%	0.80%
Net investment income (loss)	(0.09)%	(0.22)%	0.50%	(0.06)%	(0.08)%
Supplemental data
Portfolio turnover rate	126%	100%	97%	94%	100%
Net assets, end of period (000s omitted)	$221,801	$618,502	$508,685	$735,633	$853,494

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Endeavor Select Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage Endeavor Select Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued at net asset value when available.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or

Notes to financial statements	Wells Fargo Advantage Endeavor Select Fund	21

may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. In addition, the Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to equalization payments and net operating losses. At July 31, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss	Accumulated net realized gains on investments
$45,134,132	$880,977	$(46,015,109)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

22	Wells Fargo Advantage Endeavor Select Fund	Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$81,891,756	$0	$0	$81,891,756
Consumer staples	12,994,470	0	0	12,994,470
Financials	16,839,650	0	0	16,839,650
Health care	53,947,217	0	0	53,947,217
Industrials	10,339,641	0	0	10,339,641
Information technology	91,613,131	0	0	91,613,131
Materials	6,473,335	0	0	6,473,335
Telecommunication services	14,063,012	0	0	14,063,012

Short-term investments
Investment companies	10,422,396	0	0	10,422,396
Total assets	$298,584,608	$0	$0	$298,584,608

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the applicable subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.70% and declining to 0.505% as the average daily net assets of the Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement. For the period from December 1, 2014 through June 30, 2015, Funds Management was entitled to receive an annual fee which started at 0.65% and declined to 0.475% as the average daily net assets of the Fund increased. From August 1, 2014 through November 30, 2014, Funds Management received an annual advisory fee which started at 0.65% and declined to

Notes to financial statements	Wells Fargo Advantage Endeavor Select Fund	23

0.55% as the average daily net assets of the Fund increased. In addition, prior to July 1, 2015, fund-level administrative services were provided by Funds Management under a separate administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of the Fund increased. For the year ended July 31, 2015, the management fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets. For financial statement purposes, advisory fees and fund-level administration fees for the year ended July 31, 2015 have been included in management fee on the Statement of Operations.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

	Class-level administration fee
	Current rate	Rate prior to July 1, 2015
Class A, Class B, Class C	0.21%	0.26%
Administrator Class	0.13	0.10
Institutional Class	0.13	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.20% for Class A shares, 1.95% for Class B shares, 1.95% for Class C shares, 1.00% for Administrator Class shares, and 0.80% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to July 1, 2015, the Fund’s expenses were capped at 1.25% for Class A shares, 2.00% for Class B shares, and 2.00% for Class C shares.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended July 31, 2015, Funds Distributor received $5,425 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2015 were $714,659,009 and $1,207,697,885, respectively.

24	Wells Fargo Advantage Endeavor Select Fund	Notes to financial statements

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended July 31, 2015, the Fund paid $1,810 in commitment fees.

During the year ended July 31, 2015, the Fund had average borrowings outstanding of $81,277 at an average rate of 1.41% and paid interest in the amount of $1,146.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2015 and July 31, 2014 were as follows:

	Year ended July 31
	2015	2014
Ordinary Income	$31,666,488	$2,332,252
Long-term capital gain	61,319,356	31,689,078

As of July 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$7,366,840	$69,421,169	$81,391,221

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Endeavor Select Fund	25

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Endeavor Select Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Endeavor Select Fund as of July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 23, 2015

26	Wells Fargo Advantage Endeavor Select Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 10.35% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2015.

Pursuant to Section 852 of the Internal Revenue Code, $106,453,488 was designated as long-term capital gain distributions for the fiscal year ended July 31, 2015. Long-term capital gains in the amount of $45,134,132 were distributed in connection with Fund share redemptions.

Pursuant to Section 854 of the Internal Revenue Code, $3,929,060 of income dividends paid during the fiscal year ended July 31, 2015 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2015, $31,666,488 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Endeavor Select Fund	27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive), Chair of Taproot Foundation (non-profit organization) and a Board Member of Ruth Bancroft Garden (non-profit organization).	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

28	Wells Fargo Advantage Endeavor Select Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 72 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Endeavor Select Fund	29

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage Endeavor Select Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement (the “Administration Agreement”) applicable to Fund-level administrative services. The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

30	Wells Fargo Advantage Endeavor Select Fund	Other information (unaudited)

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was lower than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was lower than its benchmark, the Russell 1000® Growth Index, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for all periods under review. The Board took note of the explanations for the relative underperformance, including with respect to market factors that affected the Fund’s performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups. The Board discussed and accepted Funds Management’s proposal to decrease the net operating expense ratio caps for Class A, Class B and Class C.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreement and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than or in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Other information (unaudited)	Wells Fargo Advantage Endeavor Select Fund	31

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

32	Wells Fargo Advantage Endeavor Select Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

236193 09-15 A205/AR205 07-15

Wells Fargo Advantage Growth Fund

Annual Report

July 31, 2015

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Growth Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Generally improving U.S. economic data helped drive a positive return for U.S. large-cap stocks for the reporting period

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Growth Fund for the 12-month period that ended July 31, 2015. Generally improving U.S. economic data helped drive a positive return for U.S. large-cap stocks for the reporting period (as measured by the S&P 500 Index1). In contrast, many economies and markets elsewhere in the world faced ongoing challenges.

Positive U.S. economic data but increased tensions abroad led to heightened market volatility in the last five months of 2014.

Following a negative monthly return for July 2014, the S&P 500 Index bounced back in August on a string of positive economic news, led by a 4.2% revised second-quarter 2014 gross domestic product (GDP) reading. The S&P 500 Index gave back some of its August gains in September, however; stock market volatility increased as positive economic data became overshadowed at times by growing discomfort over escalating tensions in Ukraine and the Middle East and slowing growth in Europe and China. Ultimately, U.S. stocks ended the third quarter up slightly overall, buoyed largely by strong corporate earnings and another upward revision of second-quarter GDP growth (to 4.6%).

The fourth quarter of 2014 brought continued improvement in the U.S.; international economies remained challenged. Strong fourth-quarter results by U.S. stocks helped the S&P 500 Index deliver more than 50 record closes in 2014. The last several, in December, were spurred by investor optimism following U.S. Federal Reserve (Fed) Chair Janet Yellen’s comment that the Fed would be patient in its timing of an interest-rate increase. U.S. stocks also were boosted by positive economic data; November’s 5.8% unemployment rate was down from 7.0% a year earlier, and the number of jobs being added continued to expand. In addition, the U.S. economy’s third-quarter growth rate was revised upward to 5.0% during the quarter, and U.S. companies continued to report strong earnings. The steadily brightening U.S. economy energized consumers, who were further buoyed by much lower prices at the gasoline pump. As the U.S. chugged forward, though, major economies elsewhere in the world faced ongoing challenges. While Japan eased out of a two-quarter contraction, growth in China continued to slow and Russia’s economy contracted for the first time since 2009. In the eurozone, growth remained sluggish; this situation was exacerbated in December by renewed concerns about Greece after its parliament failed to avert a general election that could jeopardize the country’s financial agreements with its creditors.

In the first quarter of 2015, U.S. large caps delivered positive results but underperformed small- and mid-cap stocks; major markets elsewhere rallied.

U.S. large-, mid-, and small-cap stocks tended to move similarly during the quarter until early March, when results began to diverge by market capitalization. Larger caps slipped that month as investor concern grew over the strengthening U.S. dollar’s potentially negative effect on the profits of large U.S. multinational firms; however, stocks of small and midsize companies, which tend to be less affected by movements in the dollar, performed better. Positive stock results were supported by a gradually improving U.S. economy. The labor market continued to grow, along with personal income and consumer confidence. For U.S. businesses, the quarter’s data were mixed; while many companies reported strong earnings, other data indicated potential weakening in manufacturing. Elsewhere in the world, major

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Growth Fund	3

markets enjoyed positive returns spurred by accommodative monetary policies from major central banks and signs of improvement in some struggling economies.

U.S. large caps experienced challenges during the second quarter of 2015.

The S&P 500 Index fluctuated widely during this quarter, eventually eking out a 0.28% gain for the period. Larger-cap stocks at times were pressured by ongoing investor concerns over the potentially negative effects of financially troubled overseas economies and the strengthening U.S. dollar. The U.S. economy picked up traction during the quarter; consumer spending improved, and positive trends were evident in construction and new-home sales. Jobs growth remained a bright spot as well. Fed officials, who have kept interest rates low while waiting for the U.S. jobs market to sufficiently improve and for inflation to approach their 2% target, made clear that they could take action soon. Throughout the quarter, markets outside the U.S. continued to experience volatility, triggered by uncertainty over the potential impact of financial challenges in other locations—most notably in Greece and Puerto Rico. Questions over slower growth in China caused investor concern as well.

July 2015 brought a bounce-back for U.S. large caps.

U.S. large-cap stocks delivered 2.10% for the month (as measured by the S&P 500 Index). The boost was supported by encouraging U.S. economic data, including positive earnings reports from a range of U.S. companies, increased retail spending by U.S. consumers, and further improvement in the jobs market.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Notice to shareholders

At a meeting held on August 11–12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” will be removed from its name, effective December 15, 2015.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Advantage Growth Fund	Performance highlights (unaudited)

The Fund is currently closed to most new investors1.

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Joseph M. Eberhardy, CFA, CPA

Thomas C. Ognar, CFA

Bruce C. Olson, CFA

Average annual total returns2 (%) as of July 31, 2015

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (SGRAX)	2-24-2000	8.40	16.86	11.11	15.01	18.25	11.77	1.13	1.13
Class C (WGFCX)	12-26-2002	13.16	17.37	10.94	14.16	17.37	10.94	1.88	1.88
Administrator Class (SGRKX)	8-30-2002	–	–	–	15.28	18.53	12.09	1.05	0.96
Institutional Class (SGRNX)	2-24-2000	–	–	–	15.53	18.77	12.28	0.80	0.75
Investor Class (SGROX)	12-31-1993	–	–	–	14.96	18.17	11.66	1.24	1.24
Russell 3000® Growth Index[5]	–	–	–	–	16.37	17.76	8.96	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Growth Fund	5

Growth of $10,000 investment[6] as of July 31, 2015

[1]	Please see the Fund’s current Statement of Additional Information for further details.

[2]	Effective June 20, 2008, Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for Class A shares through June 20, 2008, includes Advisor Class expenses.

[3]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[4]	The manager has contractually committed through November 30, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 1.21% for Class A, 1.96% for Class C, 0.96% for Administrator Class, 0.75% for Institutional Class, and 1.27% for Investor Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[5]	The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 3000 Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 3000 Growth Index, for the 12-month period that ended July 31, 2015.

■	The period’s steep decline in the prices of energy commodities negatively affected many of the Fund’s holdings within the energy sector along with its railroad holdings in the industrials sector.

■	The Fund benefited from favorable stock selection within the health care and consumer discretionary sectors.

Growth stocks exhibited strength over the 12-month period, as evidenced by the Russell 3000 Growth Index’s 16.37% return.

Corporate earnings growth and favorable monetary policy helped drive the impressive results. Strong gains were visible across several market sectors, despite fluctuations in the U.S. economy and ongoing concerns regarding economic conditions outside the U.S. We continued to focus on companies with the potential to thrive in a variety of economic environments through company-specific catalysts.

Ten largest holdings[7] (%) as of July 31, 2015
Alexion Pharmaceuticals Incorporated	4.05
Google Incorporated Class A	3.05
Facebook Incorporated Class A	2.64
Apple Incorporated	2.52
Alliance Data Systems Corporation	2.47
MasterCard Incorporated Class A	2.26
Microchip Technology Incorporated	2.21
Dollar Tree Incorporated	2.20
Union Pacific Corporation	2.12
LKQ Corporation	1.95

Sector distribution[8] as of July 31, 2015

Stock selection within the energy and industrials sectors hindered the Fund’s relative performance.

Within the energy sector, exploration and production (E&P) holdings, including Pioneer Natural Resources Company, experienced share-price weakness in the midst of a significant decline in crude-oil prices. We recently reduced the Fund’s weighting to the energy sector due to our concern that some E&P companies were moving too quickly to ramp up production in light of the low expectations for crude-oil and natural gas prices. Within the industrials sector, the Fund’s railroad holdings suffered overall from declining transportation volumes in areas such as coal and from items related to energy infrastructure. Railroads continue to be challenged by lower-than-expected volumes driven primarily by decreased demand for coal. Although our long-term thesis—predicated on cost efficiencies, diversified product mixes, and pricing power—remains intact, we trimmed the sizes of some positions as a risk adjustment while we work through these transitory issues.

The Fund benefited from solid performance by holdings with strong secular growth in the health care and consumer discretionary sectors.

Within the health care sector, the Fund’s biotechnology holdings advanced significantly over this period. Key contributors benefited from multiple catalysts, including strong sales growth of existing medical solutions, promising pipeline developments, FDA drug approvals, and favorable merger and acquisition activity. Regeneron

Pharmaceuticals Incorporated delivered strong sales growth and received approval for an additional application of EYLEA, its key medical solution, for treating diabetic macular edema. Synageva BioPharma Corporation and NPS Pharmaceuticals Incorporated advanced strongly over the period as they were acquired for attractive premiums. Biotechnology remains one of our largest overweight positions in the Fund; many holdings within this industry have continued to trade at valuations that we view as attractive relative to the growth they could generate in coming years. The Fund also delivered outperformance in the consumer discretionary sector, due partly to Dollar Tree Incorporated,

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Growth Fund	7

and Tractor Supply Company. Dollar Tree benefited from same-store sales growth, an increased store count, and anticipated synergies from its pending acquisition of Family Dollar Stores Incorporated. Tractor Supply advanced 50% during the period, driven by strong customer demand for its differentiated product offerings.

Our outlook remains positive.

We believe the Fed is likely to exercise prudence in raising interest rates, taking relevant factors into consideration in making these decisions. Given the U.S. dollar’s current strength relative to other currencies and the low-interest-rate environment in much of the world, we anticipate that any rate increases implemented in the U.S. likely will be accompanied by meaningful expansion in the U.S. economy. Growth stocks tend to be challenged in a rising-interest-rate environment; however, given many investors’ pervasive thirst for dividend yield at times over the past few years, we believe a measured rise in interest rates could lead investors to continue refocusing on companies with strong growth fundamentals, which could be a positive for the Fund.

We continue to feel comfortable with the valuations of the rapidly growing companies within the Fund relative to the valuations of their slower-growing counterparts. Holdings in a variety of sectors have either met or exceeded consensus expectations. For example, data analytics and security holdings within the information technology sector have continued to deliver strong results. Also within this sector, companies using cloud-based architecture to create efficiencies for businesses through online service platforms have added value as many firms have adopted new technology infrastructures. Overall, many of the Fund’s holdings have been trading at valuations close to their average historical levels and remain attractive to us relative to the rest of the market.

Going forward, investors may further recognize the growth potential of the Fund’s holdings and reward them accordingly, especially as higher interest rates make slower-growing, higher-dividend-yielding stocks less attractive. We believe our investment style—seeking robust growth companies with sustainable business models that are underappreciated by investors—positions us well to take advantage of future opportunities within the market.

Please see footnotes on page 5.

8	Wells Fargo Advantage Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2015 to July 31, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2015	Ending account value 7-31-2015	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,094.65	$6.08	1.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.99	$5.86	1.17%
Class C
Actual	$1,000.00	$1,090.66	$9.95	1.92%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.27	$9.59	1.92%
Administrator Class
Actual	$1,000.00	$1,096.00	$4.99	0.96%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.03	$4.81	0.96%
Institutional Class
Actual	$1,000.00	$1,096.95	$3.90	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Investor Class
Actual	$1,000.00	$1,094.38	$6.44	1.24%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.21	1.24%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2015	Wells Fargo Advantage Growth Fund	9

Security name	Shares	Value

Common Stocks: 98.55%

Consumer Discretionary: 23.34%

Auto Components: 0.89%
BorgWarner Incorporated	246,000	$12,228,660
Delphi Automotive plc	1,016,510	79,369,101

		91,597,761

Distributors: 1.95%
LKQ Corporation †	6,362,750	200,172,115

Diversified Consumer Services: 1.65%
Grand Canyon Education Incorporated †(l)	3,903,000	169,507,290

Hotels, Restaurants & Leisure: 5.68%
Chipotle Mexican Grill Incorporated †	188,050	139,576,352
Fiesta Restaurant Group Incorporated †(l)	2,098,000	121,956,740
Hilton Worldwide Holdings Incorporated †	1,922,000	51,605,700
Jack in the Box Incorporated	751,000	71,345,000
Starbucks Corporation	3,409,720	197,525,080

		582,008,872

Household Durables: 0.27%
Harman International Industries Incorporated	252,800	27,216,448

Internet & Catalog Retail: 1.98%
Amazon.com Incorporated †	369,930	198,337,970
The Priceline Group Incorporated †	3,610	4,489,288

		202,827,258

Media: 1.28%
The Walt Disney Company	1,092,810	131,137,200

Multiline Retail: 3.47%
Burlington Stores Incorporated †	2,358,100	129,789,824
Dollar Tree Incorporated †	2,894,660	225,870,320

		355,660,144

Specialty Retail: 4.73%
Boot Barn Holdings Incorporated †	88,300	2,790,280
CarMax Incorporated †	2,690,000	173,531,900
Five Below Incorporated †	2,468,378	91,009,097
Tractor Supply Company	2,132,230	197,273,920
ULTA Salon, Cosmetics and Fragrance Incorporated †	123,000	20,421,690

		485,026,887

Textiles, Apparel & Luxury Goods: 1.44%
Skechers U.S.A. Incorporated Class A †	367,489	55,288,720
Under Armour Incorporated Class A †	924,000	91,780,920

		147,069,640

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Growth Fund	Portfolio of investments—July 31, 2015

Security name	Shares	Value

Consumer Staples: 3.33%

Food & Staples Retailing: 2.55%
Costco Wholesale Corporation	583,270	$84,749,131
Sprouts Farmers Market Incorporated †	6,850,000	167,962,000
United Natural Foods Incorporated †	204,266	9,300,231

		262,011,362

Food Products: 0.03%
Blue Buffalo Pet Products Incorporated †	107,298	2,997,906

Personal Products: 0.75%
The Estee Lauder Companies Incorporated Class A	859,550	76,594,501

Energy: 1.57%

Energy Equipment & Services: 0.02%
Oil States International Incorporated †	69,000	2,077,590

Oil, Gas & Consumable Fuels: 1.55%
Concho Resources Incorporated †	1,212,000	129,150,720
Memorial Resource Development Corporation †	256,095	3,918,254
Pioneer Natural Resources Company	193,000	24,466,610
Whiting Petroleum Corporation †	51,000	1,044,990

		158,580,574

Financials: 4.65%

Capital Markets: 2.91%
Financial Engines Incorporated «	1,000,490	45,882,471
Raymond James Financial Incorporated	1,047,000	61,773,000
TD Ameritrade Holding Corporation	5,194,630	190,798,760

		298,454,231

Diversified Financial Services: 1.74%
MarketAxess Holdings Incorporated	1,817,130	177,715,314

Health Care: 21.95%

Biotechnology: 12.70%
Alexion Pharmaceuticals Incorporated †	2,104,456	415,503,793
Biogen Idec Incorporated †	320,700	102,232,746
Celgene Corporation †	1,149,860	150,919,125
Gilead Sciences Incorporated	1,184,670	139,625,206
Incyte Corporation †	418,000	43,589,040
Intercept Pharmaceuticals Incorporated †	83,000	21,896,230
Medivation Incorporated †	926,820	97,621,951
PTC Therapeutics Incorporated †	703,000	36,000,630
Receptos Incorporated †	237,000	54,002,820
Regeneron Pharmaceuticals Incorporated †	356,910	197,606,791
Ultragenyx Pharmaceutical Incorporated †	353,000	42,688,290

		1,301,686,622

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2015	Wells Fargo Advantage Growth Fund	11

Security name	Shares	Value

Health Care Equipment & Supplies: 1.68%
Align Technology Incorporated †	361,000	$22,634,700
Intuitive Surgical Incorporated †	103,000	54,916,510
Medtronic plc	1,206,951	94,612,889

		172,164,099

Health Care Providers & Services: 3.11%
Acadia Healthcare Company Incorporated †	557,475	44,475,356
AmerisourceBergen Corporation	1,308,840	138,409,830
Envision Healthcare Holdings Incorporated †	2,650,990	118,764,352
VCA Incorporated †	270,824	16,663,801

		318,313,339

Health Care Technology: 2.32%
Cerner Corporation †	1,818,000	130,386,960
Inovalon Holdings Incorporated «†(l)	1,629,037	39,357,534
Veeva Systems Incorporated Class A †	2,525,000	67,973,000

		237,717,494

Life Sciences Tools & Services: 1.33%
Mettler-Toledo International Incorporated †	291,240	98,322,624
Quintiles Transnational Holdings Incorporated †	499,360	38,310,899

		136,633,523

Pharmaceuticals: 0.81%
Perrigo Company plc	433,970	83,409,034

Industrials: 9.37%

Aerospace & Defense: 0.92%
The Boeing Company	350,350	50,509,960
United Technologies Corporation	434,580	43,592,720

		94,102,680

Air Freight & Logistics: 0.94%
United Parcel Service Incorporated Class B	941,000	96,320,760

Building Products: 0.58%
A.O. Smith Corporation	835,170	59,981,909

Commercial Services & Supplies: 1.53%
KAR Auction Services Incorporated	1,219,000	47,455,670
Waste Connections Incorporated	2,192,850	109,927,571

		157,383,241

Industrial Conglomerates: 0.21%
Danaher Corporation	232,440	21,282,206

Machinery: 0.41%
ITT Corporation	1,103,000	41,914,000

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Growth Fund	Portfolio of investments—July 31, 2015

Security name	Shares	Value

Road & Rail: 4.78%
Genesee & Wyoming Incorporated Class A †	1,191,490	$84,857,918
Kansas City Southern	1,010,000	100,181,900
Norfolk Southern Corporation	1,032,390	87,061,449
Union Pacific Corporation	2,227,940	217,424,665

		489,525,932

Information Technology: 32.28%

Communications Equipment: 0.63%
Arista Networks Incorporated «†	372,810	31,491,261
QUALCOMM Incorporated	514,370	33,120,284

		64,611,545

Internet Software & Services: 12.34%
Akamai Technologies Incorporated †	2,221,000	170,372,910
CoStar Group Incorporated †	445,950	89,765,276
Demandware Incorporated †	493,040	37,254,102
Envestnet Incorporated †(l)	3,268,908	148,048,843
Everyday Health Incorporated †	337,000	4,000,190
Facebook Incorporated Class A †	2,879,760	270,726,238
Google Incorporated Class A †	475,770	312,818,775
Google Incorporated Class C †	56,681	35,460,200
HomeAway Incorporated †	1,744,980	52,419,199
New Relic Incorporated †	1,010,000	35,148,000
Shutterstock Incorporated «†(l)	2,028,000	108,356,040

		1,264,369,773

IT Services: 7.64%
Alliance Data Systems Corporation †	921,603	253,477,689
Global Payments Incorporated	449,000	50,328,410
MasterCard Incorporated Class A	2,381,880	231,995,112
Vantiv Incorporated Class A †	1,595,690	70,210,360
Visa Incorporated Class A	2,350,300	177,071,602

		783,083,173

Semiconductors & Semiconductor Equipment: 2.62%
Microchip Technology Incorporated	5,280,260	226,206,338
Silicon Laboratories Incorporated †	935,818	42,102,452

		268,308,790

Software: 6.53%
Adobe Systems Incorporated †	273,080	22,389,829
Fleetmatics Group plc †	119,000	5,696,530
Fortinet Incorporated †	1,946,910	92,945,483
Paycom Software Incorporated †	1,394,440	44,622,080
Paylocity Holding Corporation †	1,014,485	36,440,301
Proofpoint Incorporated †	842,000	54,477,400
Salesforce.com Incorporated †	838,000	61,425,400
ServiceNow Incorporated †	897,200	72,224,600

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2015	Wells Fargo Advantage Growth Fund	13

Security name		Shares	Value

Software (continued)
Splunk Incorporated †		1,547,912	$108,260,965
Synchronoss Technologies Incorporated †		567,960	27,148,488
Tableau Software Incorporated Class A †		577,197	60,455,614
Ultimate Software Group Incorporated †		321,630	59,247,462
VMware Incorporated Class A †		269,480	24,018,752

			669,352,904

Technology Hardware, Storage & Peripherals: 2.52%
Apple Incorporated		2,131,610	258,564,293

Materials: 2.06%

Chemicals: 2.06%
Airgas Incorporated		488,670	49,854,113
Ecolab Incorporated		556,000	64,390,360
Praxair Incorporated		849,630	96,976,765

			211,221,238

Total Common Stocks (Cost $6,126,015,391)			10,100,601,648

	Yield
Short-Term Investments: 2.90%

Investment Companies: 2.90%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.14%	193,449,286	193,449,286
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.13	103,676,888	103,676,888

Total Short-Term Investments (Cost $297,126,174)			297,126,174

Total investments in securities (Cost $6,423,141,565) *	101.45%	10,397,727,822
Other assets and liabilities, net	(1.45)	(148,781,257)

Total net assets	100.00%	$10,248,946,565

†	Non-income-earning security

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

«	All or a portion of this security is on loan.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $6,442,641,115 and unrealized gains (losses) consists of:

Gross unrealized gains	$4,094,141,441
Gross unrealized losses	(139,054,734)

Net unrealized gains	$3,955,086,707

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Growth Fund	Statement of assets and liabilities—July 31, 2015

Assets
Investments
In unaffiliated securities (including $191,132,649 of securities loaned), at value (cost $5,539,129,229)	$9,513,375,201
In affiliated securities, at value (cost $884,012,336)	884,352,621

Total investments, at value (cost $6,423,141,565)	10,397,727,822
Cash	3,328,875
Receivable for investments sold	133,467,713
Receivable for Fund shares sold	7,505,470
Receivable for dividends	1,336,230
Receivable for securities lending income	65,460
Prepaid expenses and other assets	53,731

Total assets	10,543,485,301

Liabilities
Payable for investments purchased	81,843,735
Payable for Fund shares redeemed	9,778,634
Payable upon receipt of securities loaned	193,449,286
Management fee payable	5,704,945
Distribution fee payable	314,407
Administration fees payable	1,696,902
Accrued expenses and other liabilities	1,750,827

Total liabilities	294,538,736

Total net assets	$10,248,946,565

NET ASSETS CONSIST OF
Paid-in capital	$5,482,067,706
Accumulated net realized gains on investments	792,292,602
Net unrealized gains on investments	3,974,586,257

Total net assets	$10,248,946,565

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$1,465,642,548
Shares outstanding – Class A1	29,607,334
Net asset value per share – Class A	$49.50
Maximum offering price per share – Class A2	$52.52
Net assets – Class C	$465,832,534
Shares outstanding – Class C1	10,466,327
Net asset value per share – Class C	$44.51
Net assets – Administrator Class	$2,349,359,058
Shares outstanding – Administrator Class[1]	44,448,696
Net asset value per share – Administrator Class	$52.86
Net assets – Institutional Class	$3,863,195,993
Shares outstanding – Institutional Class[1]	70,246,563
Net asset value per share – Institutional Class	$54.99
Net assets – Investor Class	$2,104,916,432
Shares outstanding – Investor Class[1]	42,716,417
Net asset value per share – Investor Class	$49.28

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended July 31, 2015	Wells Fargo Advantage Growth Fund	15

Investment income
Dividends	$60,587,920
Securities lending income, net	1,805,195
Income from affiliated securities	69,389

Total investment income	62,462,504

Expenses
Management fee	70,494,708
Administration fees
Class A	4,240,123
Class C	1,275,846
Administrator Class	2,659,161
Institutional Class	3,194,854
Investor Class	6,939,158
Shareholder servicing fees
Class A	4,140,512
Class C	1,246,929
Administrator Class	6,465,866
Investor Class	5,412,705
Distribution fee
Class C	3,740,788
Custody and accounting fees	540,010
Professional fees	40,939
Registration fees	98,158
Shareholder report expenses	468,134
Trustees’ fees and expenses	10,313
Other fees and expenses	188,010

Total expenses	111,156,214
Less: Fee waivers and/or expense reimbursements	(1,899,546)

Net expenses	109,256,668

Net investment loss	(46,794,164)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	1,210,971,663
Affiliated securities	8,398,491

Net realized gains on investments	1,219,370,154

Net change in unrealized gains (losses) on:
Unaffiliated securities	322,133,509
Affiliated securities	6,704,475

Net change in unrealized gains (losses) on investments	328,837,984

Net realized and unrealized gains (losses) on investments	1,548,208,138

Net increase in net assets resulting from operations	$1,501,413,974

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Growth Fund	Statement of changes in net assets

	Year ended July 31, 2015		Year ended July 31, 2014

Operations
Net investment loss		$(46,794,164)		$(62,366,268)
Net realized gains on investments		1,219,370,154		1,343,449,019
Net change in unrealized gains (losses) on investments		328,837,984		(75,757,847)

Net increase in net assets resulting from operations		1,501,413,974		1,205,324,904

Distributions to shareholders from
Net realized gains
Class A		(231,582,982)		(89,729,152)
Class C		(75,250,933)		(23,545,922)
Administrator Class		(343,165,487)		(118,713,858)
Institutional Class		(470,228,817)		(93,848,760)
Investor Class		(300,177,941)		(85,239,966)

Total distributions to shareholders		(1,420,406,160)		(411,077,658)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,096,946	149,093,930	6,002,013	300,443,610
Class C	687,649	28,728,045	807,695	37,350,141
Administrator Class	7,685,162	396,601,510	14,056,652	739,933,638
Institutional Class	29,073,710	1,572,598,987	15,992,448	869,345,348
Investor Class	1,516,862	73,282,154	3,721,720	184,011,064

		2,220,304,626		2,131,083,801

Reinvestment of distributions
Class A	4,653,339	208,236,915	1,674,679	83,231,553
Class C	1,331,646	53,838,455	351,793	16,150,797
Administrator Class	6,824,589	325,601,120	2,144,767	112,428,674
Institutional Class	9,196,950	455,984,759	1,666,975	90,150,024
Investor Class	6,596,013	293,918,329	1,690,907	83,784,433

		1,337,579,578		385,745,481

Payment for shares redeemed
Class A	(19,102,932)	(941,145,013)	(19,450,696)	(960,828,794)
Class C	(3,749,283)	(167,465,881)	(2,539,818)	(116,715,446)
Administrator Class	(33,692,681)	(1,742,600,427)	(19,888,444)	(1,043,440,117)
Institutional Class	(22,580,802)	(1,219,410,764)	(15,421,161)	(835,534,173)
Investor Class	(10,699,627)	(519,360,449)	(9,522,188)	(470,424,557)

		(4,589,982,534)		(3,426,943,087)

Net decrease in net assets resulting from capital share transactions		(1,032,098,330)		(910,113,805)

Total decrease in net assets		(951,090,516)		(115,866,559)

Net assets
Beginning of period		11,200,037,081		11,315,903,640

End of period		$10,248,946,565		$11,200,037,081

Accumulated net investment loss		$0		$(13,135,318)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Growth Fund	17

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$49.99	$46.74	$37.85	$35.88	$26.10
Net investment loss	(0.29)[1]	(0.32)[1]	(0.17)[1]	(0.21)[1]	(0.27)[1]
Net realized and unrealized gains (losses) on investments	7.03	5.34	9.06	2.65	10.05

Total from investment operations	6.74	5.02	8.89	2.44	9.78
Distributions to shareholders from
Net realized gains	(7.23)	(1.77)	0.00	(0.47)	0.00
Net asset value, end of period	$49.50	$49.99	$46.74	$37.85	$35.88
Total return[2]	15.01%	10.77%	23.49%	6.93%	37.43%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.18%	1.19%	1.20%	1.24%
Net expenses	1.18%	1.18%	1.19%	1.20%	1.24%
Net investment loss	(0.59)%	(0.64)%	(0.41)%	(0.56)%	(0.81)%
Supplemental data
Portfolio turnover rate	35%	42%	38%	47%	54%
Net assets, end of period (000s omitted)	$1,465,643	$2,047,410	$2,464,533	$2,265,845	$1,204,675

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$45.95	$43.41	$35.42	$33.86	$24.81
Net investment loss	(0.60)[1]	(0.64)[1]	(0.45)[1]	(0.46)[1]	(0.51)[1]
Net realized and unrealized gains (losses) on investments	6.39	4.95	8.44	2.49	9.56

Total from investment operations	5.79	4.31	7.99	2.03	9.05
Distributions to shareholders from
Net realized gains	(7.23)	(1.77)	0.00	(0.47)	0.00
Net asset value, end of period	$44.51	$45.95	$43.41	$35.42	$33.86
Total return[2]	14.16%	9.96%	22.56%	6.12%	36.44%
Ratios to average net assets (annualized)
Gross expenses	1.93%	1.93%	1.94%	1.95%	1.99%
Net expenses	1.93%	1.93%	1.94%	1.95%	1.99%
Net investment loss	(1.34)%	(1.39)%	(1.16)%	(1.32)%	(1.57)%
Supplemental data
Portfolio turnover rate	35%	42%	38%	47%	54%
Net assets, end of period (000s omitted)	$465,833	$560,481	$589,402	$525,285	$233,114

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Growth Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$52.80	$49.16	$39.72	$37.54	$27.24
Net investment loss	(0.20)[1]	(0.23)	(0.08)[1]	(0.13)[1]	(0.18)[1]
Net realized and unrealized gains (losses) on investments	7.49	5.64	9.52	2.78	10.48

Total from investment operations	7.29	5.41	9.44	2.65	10.30
Distributions to shareholders from
Net realized gains	(7.23)	(1.77)	0.00	(0.47)	0.00
Net asset value, end of period	$52.86	$52.80	$49.16	$39.72	$37.54
Total return	15.28%	11.04%	23.77%	7.15%	37.81%
Ratios to average net assets (annualized)
Gross expenses	1.02%	1.02%	1.03%	1.03%	1.08%
Net expenses	0.96%	0.96%	0.96%	0.96%	0.96%
Net investment loss	(0.37)%	(0.42)%	(0.18)%	(0.33)%	(0.51)%
Supplemental data
Portfolio turnover rate	35%	42%	38%	47%	54%
Net assets, end of period (000s omitted)	$2,349,359	$3,359,480	$3,309,683	$2,984,775	$1,339,245

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$54.54	$50.63	$40.83	$38.49	$27.88
Net investment income (loss)	(0.09)[1]	(0.13)	0.01 [1]	(0.05)[1]	(0.12)[1]
Net realized and unrealized gains (losses) on investments	7.77	5.81	9.79	2.86	10.73

Total from investment operations	7.68	5.68	9.80	2.81	10.61
Distributions to shareholders from
Net realized gains	(7.23)	(1.77)	0.00	(0.47)	0.00
Net asset value, end of period	$54.99	$54.54	$50.63	$40.83	$38.49
Total return	15.53%	11.26%	24.03%	7.37%	38.06%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.75%	0.76%	0.77%	0.81%
Net expenses	0.75%	0.75%	0.75%	0.76%	0.80%
Net investment income (loss)	(0.17)%	(0.21)%	0.02%	(0.13)%	(0.35)%
Supplemental data
Portfolio turnover rate	35%	42%	38%	47%	54%
Net assets, end of period (000s omitted)	$3,863,196	$2,975,721	$2,649,095	$2,312,074	$992,748

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Growth Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
INVESTOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$49.82	$46.61	$37.77	$35.83	$26.09
Net investment loss	(0.32)[1]	(0.43)	(0.19)[1]	(0.23)[1]	(0.28)[1]
Net realized and unrealized gains (losses) on investments	7.01	5.41	9.03	2.64	10.02

Total from investment operations	6.69	4.98	8.84	2.41	9.74
Distributions to shareholders from
Net realized gains	(7.23)	(1.77)	0.00	(0.47)	0.00
Net asset value, end of period	$49.28	$49.82	$46.61	$37.77	$35.83
Total return	14.96%	10.71%	23.40%	6.85%	37.29%
Ratios to average net assets (annualized)
Gross expenses	1.24%	1.24%	1.25%	1.26%	1.31%
Net expenses	1.24%	1.24%	1.25%	1.26%	1.31%
Net investment loss	(0.66)%	(0.70)%	(0.47)%	(0.64)%	(0.85)%
Supplemental data
Portfolio turnover rate	35%	42%	38%	47%	54%
Net assets, end of period (000s omitted)	$2,104,916	$2,256,945	$2,303,191	$2,207,964	$1,707,285

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Growth Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued at net asset value when available.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to financial statements	Wells Fargo Advantage Growth Fund	23

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to dividends from certain securities and net operating losses. At July 31, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Accumulated net investment loss	Accumulated net realized gains on investments
$59,929,482	$(59,929,482)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the

24	Wells Fargo Advantage Growth Fund	Notes to financial statements

lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$2,392,223,615	$0	$0	$2,392,223,615
Consumer staples	341,603,769	0	0	341,603,769
Energy	160,658,164	0	0	160,658,164
Financials	476,169,545	0	0	476,169,545
Health care	2,249,924,111	0	0	2,249,924,111
Industrials	960,510,728	0	0	960,510,728
Information technology	3,308,290,478	0	0	3,308,290,478
Materials	211,221,238	0	0	211,221,238

Short-term investments
Investment companies	103,676,888	193,449,286	0	297,126,174
Total assets	$10,204,278,536	$193,449,286	$0	$10,397,727,822

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the applicable subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.80% and declining to 0.555% as the average daily net assets of the Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement. For the period from December 1, 2014 through June 30, 2015, Funds Management was entitled to receive an annual fee which started at 0.75% and declined to 0.525% as the average daily net assets of the Fund increased. From August 1, 2014 through November 30, 2014, Funds Management received an annual advisory fee which started at 0.75% and declined to 0.55% as the average daily net assets of the Fund increased. In addition, prior to July 1, 2015, fund-level administrative services were provided by Funds Management under a separate administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of the Fund increased. For the year ended July 31, 2015, the management fee was equivalent to an annual rate of 0.66% of the Fund’s average daily net assets. For financial statement purposes, advisory fees and fund-level administration fees for the year ended July 31, 2015 have been included in management fee on the Statement of Operations.

Notes to financial statements	Wells Fargo Advantage Growth Fund	25

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

	Class-level administration fee
	Current rate	Rate prior to July 1, 2015
Class A, Class C	0.21%	0.26%
Administrator Class	0.13	0.10
Institutional Class	0.13	0.08
Investor Class	0.32	0.32

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.21% for Class A shares, 1.96% for Class C shares, 0.96% for Administrator Class shares, 0.75% for Institutional Class shares, and 1.27% for Investor Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2015, Funds Distributor received $25,659 from the sale of Class A shares and $1,788 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31 2015 were $3,708,466,015 and $6,154,989,275, respectively.

26	Wells Fargo Advantage Growth Fund	Notes to financial statements

6. INVESTMENTS IN AFFILIATES

An affiliated investment is a company which is under common ownership or control of the Fund or which the Fund has ownership of at least 5% of the outstanding voting shares. The following is a summary of transactions for the long-term holdings of issuers that were either affiliates of the Fund at the beginning of the period or the end of the period.

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Income from affiliated securities	Realized gains (losses)
Annie’s Incorporated*	909,470	0	909,470	0	$0	$0	$(222,642)
Envestnet Incorporated	2,546,800	772,308	50,200	3,268,908	148,048,843	0	(4,129)
Fiesta Restaurant Group Incorporated	0	2,098,000	0	2,098,000	121,956,740	0	0
Five Below Incorporated*	3,193,226	471,000	1,195,848	2,468,378	91,009,097	0	(11,036,452)
Fleetmatics Group plc*	2,214,300	0	2,095,300	119,000	5,696,530	0	20,842,066
Grand Canyon Education Incorporated	2,459,000	1,574,629	130,629	3,903,000	169,507,290	0	(220,323)
Inovalon Holdings Incorporated	0	1,659,037	30,000	1,629,037	39,357,534	0	(128,845)
Shutterstock Incorporated	613,378	1,582,912	168,290	2,028,000	108,356,040	0	(831,184)
						$0	$8,398,491

*	No longer an affiliate of the Fund at the end of the period.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended July 31, 2015, the Fund paid $15,817 in commitment fees.

For the year ended July 31, 2015, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2015 and July 31, 2014 were as follows:

	Year ended July 31
	2015	2014
Ordinary income	$0	$33,616,684
Long-term capital gain	1,420,406,160	377,460,974

As of July 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$22,940,734	$788,851,418	$3,955,086,707

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Growth Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Growth Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Growth Fund as of July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 23, 2015

28	Wells Fargo Advantage Growth Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $1,420,406,160 was designated as long-term capital gain distributions for the fiscal year ended July 31, 2015.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Growth Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive), Chair of Taproot Foundation (non-profit organization) and a Board Member of Ruth Bancroft Garden (non-profit organization).	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

30	Wells Fargo Advantage Growth Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 72 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Growth Fund	31

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage Growth Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement (the “Administration Agreement”) applicable to Fund-level administrative services. The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance

32	Wells Fargo Advantage Growth Fund	Other information (unaudited)

programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review except the one- and three-year periods. The Board also noted that the performance of the Fund was higher than its benchmark, the Russell 3000® Growth Index, for all periods under review except the one- and three-year periods.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods noted above. The Board took note of the explanations for the relative underperformance in these periods, including with respect to market factors that affected the Fund’s performance and of longer term and recent outperformance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than, equal to, or in range of the median net operating expense ratios of the expense Groups. The Board discussed and accepted Funds Management’s proposal to convert the Investor Class shares into Class A shares

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreement and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than or in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Other information (unaudited)	Wells Fargo Advantage Growth Fund	33

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

34	Wells Fargo Advantage Growth Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

236194 09-15 A206/AR206 07-15

Wells Fargo Advantage Intrinsic Value Fund

Annual Report

July 31, 2015

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Intrinsic Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Generally improving U.S. economic data helped drive a positive return for U.S. large-cap stocks for the reporting period

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Intrinsic Value Fund for the 12-month period that ended July 31, 2015. Generally improving U.S. economic data helped drive a positive return for U.S. large-cap stocks for the reporting period (as measured by the S&P 500 Index1). In contrast, many economies and markets elsewhere in the world faced ongoing challenges.

Positive U.S. economic data but increased tensions abroad led to heightened market volatility in the last five months of 2014.

Following a negative monthly return for July 2014, the S&P 500 Index bounced back in August on a string of positive economic news, led by a 4.2% revised second-quarter 2014 gross domestic product (GDP) reading. The S&P 500 Index gave back some of its August gains in September, however; stock market volatility increased as positive economic data became overshadowed at times by growing discomfort over escalating tensions in Ukraine and the Middle East and slowing growth in Europe and China. Ultimately, U.S. stocks ended the third quarter up slightly overall, buoyed largely by strong corporate earnings and another upward revision of second-quarter GDP growth (to 4.6%).

The fourth quarter of 2014 brought continued improvement in the U.S.; international economies remained challenged. Strong fourth-quarter results by U.S. stocks helped the S&P 500 Index deliver more than 50 record closes in 2014. The last several, in December, were spurred by investor optimism following U.S. Federal Reserve (Fed) Chair Janet Yellen’s comment that the Fed would be patient in its timing of an interest-rate increase. U.S. stocks also were boosted by positive economic data; November’s 5.8% unemployment rate was down from 7.0% a year earlier, and the number of jobs being added continued to expand. In addition, the U.S. economy’s third-quarter growth rate was revised upward to 5.0% during the quarter, and U.S. companies continued to report strong earnings. The steadily brightening U.S. economy energized consumers, who were further buoyed by much lower prices at the gasoline pump. As the U.S. chugged forward, though, major economies elsewhere in the world faced ongoing challenges. While Japan eased out of a two-quarter contraction, growth in China continued to slow and Russia’s economy contracted for the first time since 2009. In the eurozone, growth remained sluggish; this situation was exacerbated in December by renewed concerns about Greece after its parliament failed to avert a general election that could jeopardize the country’s financial agreements with its creditors.

In the first quarter of 2015, U.S. large caps delivered positive results but underperformed small- and mid-cap stocks; major markets elsewhere rallied.

U.S. large-, mid-, and small-cap stocks tended to move similarly during the quarter until early March, when results began to diverge by market capitalization. Larger caps slipped that month as investor concern grew over the strengthening U.S. dollar’s potentially negative effect on the profits of large U.S. multinational firms; however, stocks of small and midsize companies, which tend to be less affected by movements in the dollar, performed better. Positive stock results were supported by a gradually improving U.S. economy. The labor market continued to grow, along with personal income and consumer confidence. For U.S. businesses, the quarter’s data were mixed; while many companies reported strong earnings, other data indicated potential weakening in manufacturing. Elsewhere in the world, major markets enjoyed positive returns spurred by accommodative monetary policies from major central banks and signs of improvement in some struggling economies.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Intrinsic Value Fund	3

U.S. large caps experienced challenges during the second quarter of 2015.

The S&P 500 Index fluctuated widely during this quarter, eventually eking out a 0.28% gain for the period. Larger-cap stocks at times were pressured by ongoing investor concerns over the potentially negative effects of financially troubled overseas economies and the strengthening U.S. dollar. The U.S. economy picked up traction during the quarter; consumer spending improved, and positive trends were evident in construction and new-home sales. Jobs growth remained a bright spot as well. Fed officials, who have kept interest rates low while waiting for the U.S. jobs market to sufficiently improve and for inflation to approach their 2% target, made clear that they could take action soon. Throughout the quarter, markets outside the U.S. continued to experience volatility, triggered by uncertainty over the potential impact of financial challenges in other locations—most notably in Greece and Puerto Rico. Questions over slower growth in China caused investor concern as well.

July 2015 brought a bounce-back for U.S. large caps.

U.S. large-cap stocks delivered 2.10% for the month (as measured by the S&P 500 Index). The boost was supported by encouraging U.S. economic data, including positive earnings reports from a range of U.S. companies, increased retail spending by U.S. consumers, and further improvement in the jobs market.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Notice to shareholders

At a meeting held on August 11–12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” will be removed from its name, effective December 15, 2015.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Advantage Intrinsic Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Metropolitan West Capital Management. LLC

Portfolio managers

Miguel E. Giaconi, CFA

Jean-Baptiste Nadal, CFA

Jeffrey Peck

Average annual total returns1 (%) as of July 31, 2015

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net[3]
Class A (EIVAX)	8-1-2006	2.91	12.98	7.58	9.19	14.32	8.29	1.17	1.11
Class B (EIVBX)*	8-1-2006	3.36	13.22	7.67	8.36	13.46	7.67	1.92	1.86
Class C (EIVCX)	8-1-2006	7.42	13.47	7.49	8.42	13.47	7.49	1.92	1.86
Class R (EIVTX)	3-1-2013	–	–	–	8.96	14.08	8.05	1.42	1.36
Class R4 (EIVRX)	11-30-2012	–	–	–	9.53	14.71	8.60	0.89	0.80
Class R6 (EIVFX)	11-30-2012	–	–	–	9.74	14.71	8.60	0.74	0.65
Administrator Class (EIVDX)	7-30-2010	–	–	–	9.42	14.58	8.48	1.09	0.95
Institutional Class (EIVIX)	8-1-2006	–	–	–	9.66	14.78	8.64	0.84	0.70
Russell 1000® Value Index[4]	–	–	–	–	6.40	15.08	6.30	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Intrinsic Value Fund	5

Growth of $10,000 investment[5] as of July 31, 2015

[1]	Historical performance shown for Class R shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R shares. Historical performance shown for Class R4 shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R4 shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Intrinsic Value Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through November 30, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares since inception with the Russell 1000 Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was not held in the Fund at the end of the reporting period.

6	Wells Fargo Advantage Intrinsic Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed the Russell 1000 Value Index for the 12-month period that ended July 31, 2015.

■	Security selection in industrials and financials were the primary contributors to relative performance. An underweight to the worst-performing energy sector also added value. The positive impact of stock selection in financials, the second best performing sector, was partially offset by the Fund’s underweight to the sector. Meanwhile, stock selection in consumer staples detracted the most from the Fund’s relative performance.

■	Amid strong market performance, we adhered to our disciplined investment process. We continued to focus on individual companies rather than on broad, top-down economic or sector forecasts. In an attempt to manage risk, we maintained the Fund’s broad diversification by sector, industry, and position.

Ten largest holdings[6] (%) as of July 31, 2015
BB&T Corporation	3.26
Goldman Sachs Group Incorporated	3.22
The Boeing Company	2.79
Abbott Laboratories	2.75
The Walt Disney Company	2.74
Lockheed Martin Corporation	2.71
Time Warner Incorporated	2.71
Anheuser-Busch InBev NV ADR	2.66
The TJX Companies Incorporated	2.57
Honeywell International Incorporated	2.54

The Fund outperformed its benchmark for the reporting period.

Security selection in industrials and financials contributed to the Fund’s performance. The largest contributors in industrials were aircraft manufacturer The Boeing Company and shipbuilder Huntington Ingalls Industries Incorporated*. Property and casualty insurance company The Chubb Corporation was the largest contributor to performance in financials.

On the negative side, stock selection in consumer staples detracted the most from relative return. The primary detractor was global leader in premium spirits Diageo plc.

During the period, we made changes to the Fund’s portfolio based upon our fundamental research.

As a result of trades, stock price movements, and the annual reconstitution of the Russell indexes, the Fund’s positioning relative to its benchmark shifted noticeably during the period. The Fund’s underweight to energy increased due to our reduced position in oil and gas exploration and production company Occidental Petroleum Corporation.

The Fund reduced its sizeable overweight to the consumer discretionary sector through the divestment of the world’s largest home-improvement retailer The Home Depot Incorporated; global auto supplier TRW Automotive Holdings Corporation; and luxury and sports and lifestyle conglomerate Kering, as well as trims of diversified entertainment provider The Walt Disney Company. Meanwhile, the Fund’s slight underweight to health care shifted to a slight overweight with the purchase of pharmaceutical company Merck & Company Incorporated, along with adds to research-based biopharmaceutical company AbbVie Incorporated. However, these purchases were partially offset by the sale of global, diversified health care company Baxter International Incorporated. A decrease in the Fund’s telecommunication services sector underweight resulted from the purchase of Verizon Communications Incorporated. In all cases, the trades were made based on fundamental, bottom-up research rather than top-down sector allocation decisions.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Intrinsic Value Fund	7

Sector distribution[7] as of July 31, 2015

We continue to focus on our investment strategy and process.

The current environment possesses the risks of rising interest rates, decelerating earnings growth, and increasing equity market volatility. These factors have historically been beneficial to high-quality companies, as companies with strong free cash flow, shareholder-receptive management, and sufficient margins of safety can better navigate this riskier environment. At Metropolitan West Capital Management, LLC, we remain confident in the high-quality companies that the Fund owns. Furthermore, we believe our long-term focus on company fundamentals, our determination to seek out mispricing opportunities in the marketplace, and our ability to identify catalysts that will create or unlock value over our investment time horizon should continue to return value for shareholders over a complete market cycle.

Please see footnotes on page 5.

8	Wells Fargo Advantage Intrinsic Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2015 to July 31, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2015	Ending account value 7-31-2015	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,074.33	$5.91	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76	1.15%
Class B
Actual	$1,000.00	$1,069.51	$9.75	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.37	$9.49	1.90%
Class C
Actual	$1,000.00	$1,070.01	$9.75	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.37	$9.49	1.90%
Class R
Actual	$1,000.00	$1,073.04	$7.20	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.00	1.40%
Class R4
Actual	$1,000.00	$1,075.72	$4.12	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01	0.80%
Class R6
Actual	$1,000.00	$1,076.68	$3.35	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Administrator Class
Actual	$1,000.00	$1,074.66	$4.89	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76	0.95%
Institutional Class
Actual	$1,000.00	$1,076.44	$3.60	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2015	Wells Fargo Advantage Intrinsic Value Fund	9

Security name	Shares	Value

Common Stocks: 95.29%

Consumer Discretionary: 10.02%

Hotels, Restaurants & Leisure: 2.00%
Marriott International Incorporated Class A	329,207	$23,903,720

Media: 5.45%
The Walt Disney Company	272,955	32,754,600
Time Warner Incorporated	368,132	32,410,341

		65,164,941

Specialty Retail: 2.57%
The TJX Companies Incorporated	440,420	30,750,124

Consumer Staples: 10.08%

Beverages: 5.78%
Anheuser-Busch InBev NV ADR	266,137	31,816,678
Diageo plc ADR	104,501	11,736,507
PepsiCo Incorporated	265,014	25,534,099

		69,087,284

Household Products: 2.21%
The Procter & Gamble Company	344,729	26,440,714

Personal Products: 2.09%
Unilever NV ADR	557,522	24,993,711

Energy: 7.93%

Energy Equipment & Services: 3.49%
FMC Technologies Incorporated †	531,692	17,418,230
Schlumberger Limited	293,330	24,293,591

		41,711,821

Oil, Gas & Consumable Fuels: 4.44%
BG Group plc ADR	928,502	15,942,379
EOG Resources Incorporated	331,535	25,591,187
Occidental Petroleum Corporation	164,901	11,576,050

		53,109,616

Financials: 19.70%

Banks: 7.51%
BB&T Corporation	966,524	38,921,921
CIT Group Incorporated	468,923	22,058,138
SunTrust Banks Incorporated	648,989	28,776,172

		89,756,231

Capital Markets: 9.70%
Charles Schwab Corporation	652,979	22,775,908
Goldman Sachs Group Incorporated	187,525	38,455,752
Northern Trust Corporation	385,920	29,519,021
UBS Group AG	1,096,434	25,283,768

		116,034,449

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Intrinsic Value Fund	Portfolio of investments—July 31, 2015

Security name	Shares	Value

Consumer Finance: 1.14%
Synchrony Financial «†	397,070	$13,643,325

Insurance: 1.35%
The Chubb Corporation	129,682	16,123,363

Health Care: 11.65%

Health Care Equipment & Supplies: 2.76%
Abbott Laboratories	649,149	32,905,363

Health Care Providers & Services: 4.10%
Cigna Corporation	148,644	21,413,655
Express Scripts Holding Company †	306,766	27,630,414

		49,044,069

Pharmaceuticals: 4.79%
AbbVie Incorporated	402,805	28,200,378
Merck & Company Incorporated	493,307	29,085,381

		57,285,759

Industrials: 12.52%

Aerospace & Defense: 8.04%
Honeywell International Incorporated	288,778	30,336,129
Lockheed Martin Corporation	156,704	32,453,398
The Boeing Company	231,082	33,315,092

		96,104,619

Air Freight & Logistics: 2.10%
United Parcel Service Incorporated Class B	244,920	25,070,011

Electrical Equipment: 2.38%
Sensata Technologies Holding NV †	554,253	28,444,264

Information Technology: 16.03%

Communications Equipment: 3.47%
Motorola Solutions Incorporated	414,664	24,946,186
QUALCOMM Incorporated	256,611	16,523,182

		41,469,368

IT Services: 2.34%
The Western Union Company	1,383,849	28,009,104

Semiconductors & Semiconductor Equipment: 1.88%
Texas Instruments Incorporated	448,669	22,424,477

Software: 4.58%
Microsoft Corporation	618,727	28,894,551
Oracle Corporation	647,324	25,854,121

		54,748,672

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2015	Wells Fargo Advantage Intrinsic Value Fund	11

Security name		Shares	Value

Technology Hardware, Storage & Peripherals: 3.76%
Apple Incorporated		203,348	$24,666,112
EMC Corporation		755,816	20,323,892

			44,990,004

Materials: 1.42%

Chemicals: 1.42%
E.I. du Pont de Nemours & Company		303,939	16,947,639

Telecommunication Services: 1.83%

Diversified Telecommunication Services: 1.83%
Verizon Communications Incorporated		468,241	21,908,996

Utilities: 4.11%

Electric Utilities: 4.11%
Eversource Energy		406,415	20,206,954
NextEra Energy Incorporated		274,840	28,913,169

			49,120,123

Total Common Stocks (Cost $895,441,138)			1,139,191,767

	Yield
Short-Term Investments: 5.03%

Investment Companies: 5.03%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.14%	7,206,500	7,206,500
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.13	52,947,155	52,947,155

Total Short-Term Investments (Cost $60,153,655)			60,153,655

Total investments in securities (Cost $955,594,793) *	100.32%	1,199,345,422
Other assets and liabilities, net	(0.32)	(3,774,005)

Total net assets	100.00%	$1,195,571,417

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $955,885,729 and unrealized gains (losses) consists of:

Gross unrealized gains	$264,034,743
Gross unrealized losses	(20,575,050)

Net unrealized gains	$243,459,693

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Intrinsic Value Fund	Statement of assets and liabilities—July 31, 2015

Assets
Investments
In unaffiliated securities (including $6,975,080 of securities loaned), at value (cost $895,441,138)	$1,139,191,767
In affiliated securities, at value (cost $60,153,655)	60,153,655

Total investments, at value (cost $955,594,793)	1,199,345,422
Receivable for investments sold	3,700,789
Receivable for Fund shares sold	175,696
Receivable for dividends	1,163,488
Receivable for securities lending income	2,733
Prepaid expenses and other assets	62,448

Total assets	1,204,450,576

Liabilities
Payable for Fund shares redeemed	438,085
Payable upon receipt of securities loaned	7,206,500
Management fee payable	619,092
Distribution fees payable	25,875
Administration fees payable	170,392
Accrued expenses and other liabilities	419,215

Total liabilities	8,879,159

Total net assets	$1,195,571,417

NET ASSETS CONSIST OF
Paid-in capital	$867,138,490
Undistributed net investment income	6,065,222
Accumulated net realized gains on investments	78,617,076
Net unrealized gains on investments	243,750,629

Total net assets	$1,195,571,417

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$372,442,774
Shares outstanding – Class A1	27,131,094
Net asset value per share – Class A	$13.73
Maximum offering price per share – Class A2	$14.57
Net assets – Class B	$1,946,531
Shares outstanding – Class B1	143,744
Net asset value per share – Class B	$13.54
Net assets – Class C	$36,098,273
Shares outstanding – Class C1	2,684,279
Net asset value per share – Class C	$13.45
Net assets – Class R	$41,031
Shares outstanding – Class R1	2,971
Net asset value per share – Class R	$13.81
Net assets – Class R4	$15,142
Share outstanding – Class R4[1]	1,099
Net asset value per share – Class R4	$13.78
Net assets – Class R6	$169,339
Shares outstanding – Class R6[1]	12,436
Net asset value per share – Class R6	$13.62
Net assets – Administrator Class	$529,292,958
Shares outstanding – Administrator Class[1]	37,141,187
Net asset value per share – Administrator Class	$14.25
Net assets – Institutional Class	$255,565,369
Shares outstanding – Institutional Class[1]	18,513,021
Net asset value per share – Institutional Class	$13.80

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended July 31, 2015	Wells Fargo Advantage Intrinsic Value Fund	13

Investment income
Dividends (net of foreign withholding taxes of $333,057)	$23,064,153
Securities lending income, net	47,916
Income from affiliated securities	37,369

Total investment income	23,149,438

Expenses
Management fee	8,281,889
Administration fees
Class A	992,856
Class B	7,362
Class C	94,176
Class R	88
Class R4	11
Class R6	49
Administrator Class	551,795
Institutional Class	211,851
Shareholder servicing fees
Class A	931,514
Class B	7,164
Class C	92,126
Class R	86
Class R4	15
Administrator Class	1,342,839
Distribution fees
Class B	21,492
Class C	276,379
Class R	86
Custody and accounting fees	61,026
Professional fees	42,910
Registration fees	98,323
Shareholder report expenses	106,412
Trustees’ fees and expenses	10,026
Other fees and expenses	22,968

Total expenses	13,153,443
Less: Fee waivers and/or expense reimbursements	(1,048,370)

Net expenses	12,105,073

Net investment income	11,044,365

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	129,111,859
Net change in unrealized gains (losses) on investments	(31,816,136)

Net realized and unrealized gains (losses) on investments	97,295,723

Net increase in net assets resulting from operations	$108,340,088

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Intrinsic Value Fund	Statement of changes in net assets

	Year ended July 31, 2015		Year ended July 31, 2014

Operations
Net investment income		$11,044,365		$8,246,287
Net realized gains on investments		129,111,859		77,209,900
Net change in unrealized gains (losses) on investments		(31,816,136)		63,456,026

Net increase in net assets resulting from operations		108,340,088		148,912,213

Distributions to shareholders from
Net investment income
Class A		(2,172,530)		(1,863,705)
Class R		(81)		0
Class R4		(130)		(108)
Class R6		(2,896)		(33,391)
Administrator Class		(4,135,495)		(3,445,927)
Institutional Class		(2,556,860)		(1,982,826)
Net realized gains
Class A		(27,285,622)		(13,761,999)
Class B		(212,769)		(178,855)
Class C		(2,625,365)		(1,277,956)
Class R		(2,211)		(749)
Class R4		(1,003)		(494)
Class R6		(11,038)		(129,126)
Administrator Class		(36,136,386)		(17,781,237)
Institutional Class		(17,741,411)		(8,059,479)

Total distributions to shareholders		(92,883,797)		(48,515,852)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	624,836	8,481,516	1,536,744	19,747,759
Class B	2,136	28,654	6,639	83,868
Class C	209,050	2,773,670	248,479	3,177,380
Class R	1,217	16,683	541	7,094
Class R6	339	4,595	28,088	358,736
Administrator Class	690,160	9,705,283	1,447,515	19,486,524
Institutional Class	2,658,478	36,641,333	3,266,904	42,230,313

		57,651,734		85,091,674

Reinvestment of distributions
Class A	2,128,410	27,919,064	1,176,653	14,917,979
Class B	15,779	204,498	13,464	169,111
Class C	174,638	2,247,594	88,113	1,099,654
Class R	174	2,292	58	749
Class R4	87	1,132	46	602
Class R6	1,068	13,934	12,774	162,517
Administrator Class	2,786,857	37,930,250	1,521,594	19,958,784
Institutional Class	1,210,532	15,960,088	652,707	8,311,426

		84,278,852		44,620,822

Payment for shares redeemed
Class A	(4,381,343)	(59,669,917)	(4,839,117)	(63,094,781)
Class B	(163,321)	(2,207,079)	(180,860)	(2,324,814)
Class C	(442,242)	(5,907,017)	(478,767)	(6,118,561)
Class R	(470)	(6,451)	0	0
Class R4	(111)	(1,553)	0	0
Class R6	0	0	(297,213)	(4,116,495)
Administrator Class	(4,305,966)	(60,992,273)	(4,780,073)	(63,850,413)
Institutional Class	(3,233,572)	(43,813,596)	(3,626,645)	(47,212,305)

		(172,597,886)		(186,717,369)

Net decrease in net assets resulting from capital share transactions		(30,667,300)		(57,004,873)

Total increase (decrease) in net assets		(15,211,009)		43,391,488

Net assets
Beginning of period		1,210,782,426		1,167,390,938

End of period		$1,195,571,417		$1,210,782,426

Undistributed net investment income		$6,065,222		$3,889,143

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Intrinsic Value Fund	15

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.60	$12.52	$10.44	$11.50	$9.84
Net investment income	0.10	0.07	0.07 [1]	0.11 [1]	0.10
Net realized and unrealized gains (losses) on investments	1.09	1.53	2.75	0.24	1.65

Total from investment operations	1.19	1.60	2.82	0.35	1.75
Distributions to shareholders from
Net investment income	(0.07)	(0.06)	(0.10)	(0.28)	(0.09)
Net realized gains	(0.99)	(0.46)	(0.64)	(1.13)	0.00

Total distributions to shareholders	(1.06)	(1.52)	(0.74)	(1.41)	(0.09)
Net asset value, end of period	$13.73	$13.60	$12.52	$10.44	$11.50
Total return[2]	9.19%	13.09%	28.53%	4.38%	17.88%
Ratios to average net assets (annualized)
Gross expenses	1.20%	1.21%	1.20%	1.24%	1.24%
Net expenses	1.16%	1.16%	1.16%	1.17%	1.17%
Net investment income	0.75%	0.53%	0.57%	1.05%	0.81%
Supplemental data
Portfolio turnover rate	29%	23%	28%	34%	25%
Net assets, end of period (000s omitted)	$372,443	$391,028	$386,655	$87,784	$159,178

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Intrinsic Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS B	2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.45	$12.42	$10.34	$11.37	$9.72
Net investment income (loss)	0.00 [1,2]	(0.03)[1]	(0.02)	0.03 [1]	0.01 [1]
Net realized and unrealized gains (losses) on investments	1.08	1.52	2.74	0.24	1.64

Total from investment operations	1.08	1.49	2.72	0.27	1.65
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.17)	(0.00)[2]
Net realized gains	(0.99)	(0.46)	(0.64)	(1.13)	0.00

Total distributions to shareholders	(0.99)	(0.46)	(0.64)	(1.30)	(0.00)[2]
Net asset value, end of period	$13.54	$13.45	$12.42	$10.34	$11.37
Total return[3]	8.36%	12.25%	27.57%	3.56%	17.03%
Ratios to average net assets (annualized)
Gross expenses	1.96%	1.97%	1.97%	2.01%	1.99%
Net expenses	1.91%	1.91%	1.91%	1.92%	1.91%
Net investment income (loss)	0.00%	(0.20)%	(0.03)%	0.27%	0.07%
Supplemental data
Portfolio turnover rate	29%	23%	28%	34%	25%
Net assets, end of period (000s omitted)	$1,947	$3,889	$5,589	$4,323	$7,666

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Intrinsic Value Fund	17

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.36	$12.35	$10.30	$11.35	$9.72
Net investment income (loss)	0.00 [1]	(0.03)	(0.01)[2]	0.03 [2]	0.02
Net realized and unrealized gains (losses) on investments	1.08	1.50	2.72	0.24	1.63

Total from investment operations	1.08	1.47	2.71	0.27	1.65
Distributions to shareholders from
Net investment income	0.00	0.00	(0.02)	(0.19)	(0.02)
Net realized gains	(0.99)	(0.46)	(0.64)	(1.13)	0.00

Total distributions to shareholders	(0.99)	(0.46)	(0.66)	(1.32)	(0.02)
Net asset value, end of period	$13.45	$13.36	$12.35	$10.30	$11.35
Total return[3]	8.42%	12.24%	27.50%	3.62%	16.98%
Ratios to average net assets (annualized)
Gross expenses	1.96%	1.97%	1.97%	2.01%	1.97%
Net expenses	1.91%	1.91%	1.91%	1.92%	1.92%
Net investment income (loss)	0.00%	(0.22)%	(0.05)%	0.26%	0.07%
Supplemental data
Portfolio turnover rate	29%	23%	28%	34%	25%
Net assets, end of period (000s omitted)	$36,098	$36,654	$35,616	$20,187	$28,230

[1]	Amount is less than $0.005.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Intrinsic Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R	2015	2014	2013[1]
Net asset value, beginning of period	$13.66	$12.55	$11.20
Net investment income	0.05	0.03	0.00 [2]
Net realized and unrealized gains (losses) on investments	1.12	1.54	1.35

Total from investment operations	1.17	1.57	1.35
Distributions to shareholders from
Net investment income	(0.03)	0.00	0.00
Net realized gains	(0.99)	(0.46)	0.00

Total distributions to shareholders	(1.02)	(0.46)	0.00
Net asset value, end of period	$13.81	$13.66	$12.55
Total return[3]	8.96%	12.77%	12.05%
Ratios to average net assets (annualized)
Gross expenses	1.47%	1.49%	1.46%
Net expenses	1.40%	1.41%	1.41%
Net investment income	0.50%	0.26%	0.01%
Supplemental data
Portfolio turnover rate	29%	23%	28%
Net assets, end of period (000s omitted)	$41	$28	$18

[1]	For the period from March 1, 2013 (commencement of class operations) to July 31, 2013

[2]	Amount is less than $0.005.

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Intrinsic Value Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R4	2015	2014	2013[1]
Net asset value, beginning of period	$13.65	$12.55	$11.10
Net investment income	0.15	0.12	0.09
Net realized and unrealized gains (losses) on investments	1.09	1.54	2.15

Total from investment operations	1.24	1.66	2.24
Distributions to shareholders from
Net investment income	(0.12)	(0.10)	(0.15)
Net realized gains	(0.99)	(0.46)	(0.64)

Total distributions to shareholders	(1.11)	(0.56)	(0.79)
Net asset value, end of period	$13.78	$13.65	$12.55
Total return[2]	9.53%	13.55%	21.73%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.87%	0.88%
Net expenses	0.80%	0.80%	0.80%
Net investment income	1.11%	0.88%	0.99%
Supplemental data
Portfolio turnover rate	29%	23%	28%
Net assets, end of period (000s omitted)	$15	$15	$14

[1]	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Intrinsic Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2015	2014	2013[1]
Net asset value, beginning of period	$13.60	$12.56	$11.10
Net investment income	0.17 [2]	0.14 [2]	0.19
Net realized and unrealized gains (losses) on investments	1.08	1.47	2.06

Total from investment operations	1.25	1.61	2.25
Distributions to shareholders from
Net investment income	(0.24)	(0.11)	(0.15)
Net realized gains	(0.99)	(0.46)	(0.64)

Total distributions to shareholders	(1.23)	(0.57)	(0.79)
Net asset value, end of period	$13.62	$13.60	$12.56
Total return[3]	9.74%	13.19%	21.84%
Ratios to average net assets (annualized)
Gross expenses	0.74%	0.74%	0.73%
Net expenses	0.65%	0.65%	0.65%
Net investment income	1.25%	1.10%	0.85%
Supplemental data
Portfolio turnover rate	29%	23%	28%
Net assets, end of period (000s omitted)	$169	$150	$3,359

[1]	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Intrinsic Value Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.08	$12.95	$10.78	$11.55	$9.87
Net investment income	0.13	0.10	0.08 [1]	0.12 [1]	0.11 [1]
Net realized and unrealized gains (losses) on investments	1.14	1.58	2.87	0.28	1.68

Total from investment operations	1.27	1.68	2.95	0.40	1.79
Distributions to shareholders from
Net investment income	(0.11)	(0.09)	(0.14)	(0.04)	(0.11)
Net realized gains	(0.99)	(0.46)	(0.64)	(1.13)	0.00

Total distributions to shareholders	(1.10)	(0.55)	(0.78)	(1.17)	(0.11)
Net asset value, end of period	$14.25	$14.08	$12.95	$10.78	$11.55
Total return[2]	9.42%	13.36%	28.77%	4.57%	18.23%
Ratios to average net assets (annualized)
Gross expenses	1.06%	1.06%	1.05%	1.09%	1.06%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	0.95%	0.74%	0.68%	1.13%	1.04%
Supplemental data
Portfolio turnover rate	29%	23%	28%	34%	25%
Net assets, end of period (000s omitted)	$529,293	$534,641	$515,012	$26,687	$9,693

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Intrinsic Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.67	$12.58	$10.48	$11.56	$9.87
Net investment income	0.15	0.13	0.16	0.14 [1]	0.13 [1]
Net realized and unrealized gains (losses) on investments	1.11	1.53	2.73	0.24	1.67

Total from investment operations	1.26	1.66	2.89	0.38	1.80
Distributions to shareholders from
Net investment income	(0.14)	(1.11)	(0.15)	(0.33)	(0.11)
Net realized gains	(0.99)	(0.46)	(0.64)	(1.13)	0.00

Total distributions to shareholders	(1.13)	(0.57)	(0.79)	(1.46)	(0.11)
Net asset value, end of period	$13.80	$13.67	$12.58	$10.48	$11.56
Total return	9.66%	13.64%	29.04%	4.71%	18.32%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.79%	0.79%	0.83%	0.79%
Net expenses	0.70%	0.70%	0.73%	0.82%	0.79%
Net investment income	1.20%	0.99%	1.21%	1.35%	1.16%
Supplemental data
Portfolio turnover rate	29%	23%	28%	34%	25%
Net assets, end of period (000s omitted)	$255,565	$244,378	$221,128	$222,949	$277,329

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Intrinsic Value Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage Intrinsic Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued at net asset value when available.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or

24	Wells Fargo Advantage Intrinsic Value Fund	Notes to financial statements

may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At July 31, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized gains on investments
$184	$(294)	$110

As of July 31, 2015, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $12,596,933 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Notes to financial statements	Wells Fargo Advantage Intrinsic Value Fund	25

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$119,818,785	$0	$0	$119,818,785
Consumer staples	120,521,709	0	0	120,521,709
Energy	94,821,437	0	0	94,821,437
Financials	235,557,368	0	0	235,557,368
Health care	139,235,191	0	0	139,235,191
Industrials	149,618,894	0	0	149,618,894
Information technology	191,641,625	0	0	191,641,625
Materials	16,947,639	0	0	16,947,639
Telecommunication services	21,908,996	0	0	21,908,996
Utilities	49,120,123	0	0	49,120,123

Short-term investments
Investment companies	52,947,155	7,206,500	0	60,153,655
Total assets	$1,192,138,922	$7,206,500	$0	$1,199,345,422

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2015 common stocks with a market value of $15,942,379 were transferred from Level 2 to Level 1 because of an increase in the market activity of these securities. The Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the applicable subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.70% and declining to 0.505% as the average daily net assets of the Fund increase.

26	Wells Fargo Advantage Intrinsic Value Fund	Notes to financial statements

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement. For the period from December 1, 2014 through June 30, 2015, Funds Management was entitled to receive an annual fee which started at 0.65% and declined to 0.475% as the average daily net assets of the Fund increased. From August 1, 2014 through November 30, 2014, Funds Management received an annual advisory fee which started at 0.65% and declined to 0.55% as the average daily net assets of the Fund increased. In addition, prior to July 31, 2015, fund-level administrative services were provided by Funds Management under a separate administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of the Fund increased. For the year ended July 31, 2015, the management fee was equivalent to an annual rate of 0.68% of the Fund’s average daily net assets. For financial statement purposes, advisory fees and fund-level administration fees for the year ended July 31, 2015 have been included in management fee on the Statement of Operations.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Metropolitan West Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

	Class-level administration fee
	Current rate	Rate prior to July 1, 2015
Class A, Class B, Class C, Class R	0.21%	0.26%
Class R4	0.08	0.08
Class R6	0.03	0.03
Administrator Class	0.13	0.10
Institutional Class	0.13	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.11% for Class A shares, 1.86% for Class B shares, 1.86% for Class C shares, 1.36% for Class R shares, 0.80% for Class R4 shares, 0.65% for Class R6 shares, 0.95% for Administrator Class shares and 0.70% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to July 1, 2015, the Fund’s expenses were capped at 1.16% for Class A shares, 1.91% for Class B shares, 1.91% for Class C shares, and 1.41% for Class R shares.

Distribution fees

The Trust has adopted a distribution plan for Class B, Class C, and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B, Class C, and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets for Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended July 31, 2015, Funds Distributor received $12,322 from the sale of Class A shares and $10 and $14 in contingent deferred sales charges from redemptions of Class B, and Class C shares, respectively.

Notes to financial statements	Wells Fargo Advantage Intrinsic Value Fund	27

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 shares are charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2015 were $334,376,796 and $475,671,122, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended July 31, 2015, the Fund paid $1,777 in commitment fees.

For the year ended July 31, 2015, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2015 and July 31, 2014 were as follows:

	Year ended July 31
	2015	2014
Ordinary income	$12,000,998	$8,437,765
Long-term capital gain	80,882,799	40,078,087

As of July 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Capital loss carryforward
$6,200,397	$91,504,947	$243,459,693	$(12,596,933)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28	Wells Fargo Advantage Intrinsic Value Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Intrinsic Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Intrinsic Value Fund as of July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 23, 2015

Other information (unaudited)	Wells Fargo Advantage Intrinsic Value Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2015.

Pursuant to Section 852 of the Internal Revenue Code, $80,882,799 was designated as long-term capital gain distributions for the fiscal year ended July 31, 2015.

Pursuant to Section 854 of the Internal Revenue Code, $12,000,998 of income dividends paid during the fiscal year ended July 31, 2015 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2015, $3,132,712 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage Intrinsic Value Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive), Chair of Taproot Foundation (non-profit organization) and a Board Member of Ruth Bancroft Garden (non-profit organization).	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Intrinsic Value Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 72 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

32	Wells Fargo Advantage Intrinsic Value Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage Intrinsic Value Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Metropolitan West Capital Management, LLC (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement (the “Administration Agreement”) applicable to Fund-level administrative services. The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Other information (unaudited)	Wells Fargo Advantage Intrinsic Value Fund	33

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than the average performance of the Universe for all periods under review except for the one-year period. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Russell 1000® Value Index, for all periods under review except the one- and three-year periods.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than, equal to, or in range of the median net operating expense ratios of the expense Groups for all share classes except Class A. The Board discussed and accepted Funds Management’s proposal to decrease net operating expense ratio caps for Class R, Class A, Class B, and Class C.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreement and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were equal to or in range of the average rates for the Fund’s expense Groups for all share classes except Class R.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also

34	Wells Fargo Advantage Intrinsic Value Fund	Other information (unaudited)

received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Advantage Intrinsic Value Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

  236195 09-15   A207/AR207
07-15

Wells Fargo Advantage Large Cap Core Fund

Annual Report

July 31, 2015

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any
forward-looking statements are as of July 31, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage
Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK
GUARANTEE  ¡   MAY LOSE VALUE

2

Wells Fargo Advantage Large Cap Core Fund

Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Generally improving U.S. economic data helped drive a positive return for U.S. large-cap stocks for the reporting period

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Large Cap Core Fund for the 12-month period that ended July 31, 2015. Generally improving U.S. economic data helped drive a positive return for U.S. large-cap stocks for the reporting period (as measured by the S&P 500 Index1). In contrast, many economies and markets elsewhere in the world faced ongoing challenges.

Positive U.S. economic data but increased tensions abroad led to heightened market volatility in the last five months of 2014.

Following a negative monthly return for July 2014, the S&P 500 Index bounced back in August on a string of positive economic news, led by a 4.2% revised second-quarter 2014 gross domestic product (GDP) reading. The S&P 500 Index gave back some of its August gains in September, however; stock market volatility increased as positive economic data became overshadowed at times by growing discomfort over escalating tensions in Ukraine and the Middle East and slowing growth in Europe and China. Ultimately, U.S. stocks ended the third quarter up slightly overall, buoyed largely by strong corporate earnings and another upward revision of second-quarter GDP growth (to 4.6%).

The fourth quarter of 2014 brought continued improvement in the U.S.;
international economies remained challenged. Strong fourth-quarter results by U.S. stocks helped the S&P 500 Index deliver more than 50 record closes in 2014. The last several, in December, were spurred by investor optimism following U.S.
Federal Reserve (Fed) Chair Janet Yellen’s comment that the Fed would be patient in its timing of an interest-rate increase. U.S. stocks also were boosted by positive economic data; November’s 5.8% unemployment rate was down from 7.0% a year earlier, and the number of jobs being added continued to expand. In addition, the U.S. economy’s third-quarter growth rate was revised upward to 5.0% during the quarter, and U.S. companies continued to report strong earnings. The steadily brightening U.S. economy energized consumers, who were further buoyed by much lower prices at the gasoline pump. As the U.S. chugged forward, though, major economies elsewhere in the world faced ongoing challenges. While Japan eased out of a two-quarter contraction, growth in China continued to slow and Russia’s economy contracted for the first time since 2009. In the eurozone, growth remained sluggish; this situation was exacerbated in December by renewed concerns about Greece after its parliament failed to avert a general election that could jeopardize the country’s financial agreements with its creditors.

In the first quarter of 2015, U.S. large caps delivered positive results but underperformed small- and mid-cap stocks; major markets elsewhere rallied.

U.S. large-, mid-, and small-cap stocks tended to move similarly during the quarter until early March, when results began to diverge by market capitalization. Larger caps slipped that month as investor concern grew over the strengthening U.S. dollar’s potentially negative effect on the profits of large U.S. multinational firms; however, stocks of small and midsize companies, which tend to be less affected by movements in the dollar, performed better. Positive stock results were supported by a gradually improving U.S. economy. The labor market continued to grow, along with personal income and consumer confidence. For
U.S. businesses, the quarter’s data were mixed; while many companies reported strong earnings, other data indicated potential weakening in manufacturing. Elsewhere in the world, major markets enjoyed positive returns spurred by accommodative monetary policies from major central banks and signs of improvement in some struggling economies.

[1]
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Letter to shareholders (unaudited)

Wells Fargo Advantage Large Cap Core Fund

3

U.S. large caps experienced challenges during the second quarter of 2015.

The S&P 500 Index fluctuated widely during this quarter, eventually eking out a 0.28% gain for the period. Larger-cap stocks at times were pressured by ongoing investor concerns over the potentially negative effects of financially troubled overseas economies and the strengthening U.S. dollar. The U.S. economy picked up traction during the quarter; consumer spending improved, and positive trends were evident in construction and new-home sales. Jobs growth remained a bright spot as well. Fed officials, who have kept interest rates low while waiting for the U.S. jobs market to sufficiently improve and for inflation to approach their 2% target, made clear that they could take action soon. Throughout the quarter, markets outside the U.S. continued to experience volatility, triggered by uncertainty over the potential impact of financial challenges in other locations—most notably in
Greece and Puerto Rico. Questions over slower growth in China caused investor concern as well.

July 2015 brought a bounce-back for U.S.
large caps.

U.S. large-cap stocks delivered 2.10% for the month (as measured by the S&P 500 Index). The boost was supported by encouraging U.S.
economic data, including positive earnings reports from a range of U.S. companies, increased retail spending by U.S. consumers, and further improvement in the jobs market.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.
To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Notice to shareholders

At a meeting held on August 11–12, 2015, the Board of Trustees of the Fund approved a change in the name of the
Fund whereby the word “Advantage” will be removed from its name, effective December 15, 2015.

For current information about your fund investments, contact your investment professional, visit our website at
wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4

Wells Fargo Advantage Large Cap Core Fund

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Golden Capital Management, LLC

Portfolio managers

John Campbell, CFA

Jeff C. Moser, CFA

Average annual total returns1 (%) as of July 31, 2015

Including sales charge

Excluding sales charge

Expense ratios[2] (%)

Inception date

1 year

5 year

Since inception

1 year

5 year

Since inception

Gross

Net[3]

Class A (EGOAX)

12-17-2007

4.63

15.77

6.11

10.99

17.15

6.94

1.24

1.14

Class C (EGOCX)

12-17-2007

9.16

16.28

6.17

10.16

16.28

6.17

1.99

1.89

Administrator Class (WFLLX)

7-16-2010

–

–

–

11.28

17.45

7.14

1.16

0.90

Institutional Class (EGOIX)

12-17-2007

–

–

–

11.51

17.72

7.39

0.91

0.66

Investor Class (WFLNX)

7-16-2010

–

–

–

10.90

17.06

6.79

1.35

1.20

S&P 500 Index[4]

–

–

–

–

11.21

16.24

7.35

–

–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is
5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and
Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of
individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)

Wells Fargo Advantage Large Cap Core Fund

5

Growth of $10,000 investment[5] as of July 31, 2015

[1]
Historical performance shown for Administrator Class and Investor Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect higher expenses applicable to
Administrator Class and Investor Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Golden Large Cap Core Fund.

[2]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]
The manager has contractually committed through November 30, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown for Class A and Class C. The manager has contractually committed through November 30, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown for
Administrator Class, Institutional Class, and Investor Class. Effective December 1, 2015, the manager has contractually committed through November 30, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the
Fund’s Total Annual Fund Operating Expenses After the Fee Waiver at 1.00% for Administrator Class and 0.70% for Institutional Class. After this time, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[5]
The chart compares the performance of Class A shares since inception with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]
The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]
Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*
This security was not held in the Fund at the end of the reporting period.

6

Wells Fargo Advantage Large Cap Core Fund

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund underperformed its benchmark, the S&P 500 Index, for the 12-month period that ended July 31, 2015.

■

Results in the information technology (IT) sector detracted the most from Fund performance relative to the benchmark index. Select energy and transport-related holdings negatively affected results as well.

■

Stock selection in the industrials and financials sectors provided some of the strongest contributions to relative performance. The Fund also benefited from overweights to the health care and consumer discretionary sectors.

Ten largest holdings[6] (%) as of July 31, 2015

Spirit AeroSystems Holdings Incorporated Class A

2.62

Centene Corporation

2.53

Gilead Sciences Incorporated

2.46

Electronic Arts Incorporated

2.46

CVS Health Corporation

2.44

Pinnacle Foods Incorporated

2.41

The Home Depot Incorporated

2.40

Aetna Incorporated

2.40

Apple Incorporated

2.38

Northrop Grumman Corporation

2.38

U.S. economic growth improved slowly during the period; the Fund was positioned accordingly.

The U.S. economy’s already slow-but-steady pace appeared to slow a bit more over the 12-month period that ended July 31, 2015. Many economists and investors attributed the slowdown in the pace of economic growth to transitory factors, including weather and statistical seasonal adjustments. During the period, manufacturing reports indicated modest expansion, retail sales reports reflected growth, the job market remained strong as the unemployment rate gradually improved, and consumer confidence surveys registered high readings. The U.S. Federal Reserve (Fed) completed its quantitative easing program in October 2014 and has since changed its language to prepare investors for potential interest-rate increases. Economic projections released following the Fed’s June 2015 meeting indicated that although its members had revised downward their overall expectation for growth in U.S. gross domestic product, they still anticipated making one to three increases in the federal funds target interest rate by the end of 2015.

In the eurozone, economic growth remained weak overall for the period. The region’s inflation rate continued to fall significantly below the European Central
Bank’s (ECB’s) 2.0% target, and unemployment rates remained elevated in all member countries except Germany. However, in the period following the ECB’s announcement of a new quantitative easing policy, economic growth and inflation delivered better-than-expected improvement. For example, manufacturing data strengthened, reaching their highest levels in four years. Throughout much of the 12-month period, though, the situation in Greece remained a significant stumbling block.
Greece’s economy continued to deteriorate, its government defaulted on a loan payment to the International Monetary Fund, and its stock market and banks closed temporarily while the Greek government and eurozone leaders tried to reach a mutually agreeable solution.

During the period, the Fund was positioned to potentially benefit from continued slow U.S. economic growth and an accommodative Fed monetary policy. The Fund’s positioning included maintaining slightly higher market risk than the benchmark index and emphasizing companies with potential earnings growth and a likelihood of reporting positive earnings surprises (as indicated
by our quantitative research). In implementing this positioning during the period, we decreased the Fund’s exposure to the weak PC market within the IT sector and maintained overweights to the health care and consumer discretionary sectors and an underweight to the utilities sector.

Please see footnotes on page 5.

Performance highlights (unaudited)

Wells Fargo Advantage Large Cap Core Fund

7

Sector distribution[7] as of July 31, 2015

PC-related holdings drove most of the Fund’s relative underperformance.

The Fund’s IT holdings underperformed the IT sector within the benchmark S&P 500 Index, largely due to the Fund’s heightened sensitivity to the weak PC market. Notable PC-related detractors within the Fund included Intel Corporation; Micron Technology, Incorporated; and SanDisk Corporation. We sold Micron Technology during the period in favor of other, non-PC-related IT holdings, including mobile-technology company Skyworks Solutions Incorporated, and Electronic Arts Incorporated, a leader in the fast-growing digital gaming and entertainment industry. Within the energy sector, Fund holdings Halliburton Company* and National Oilwell Varco Incorporated
suffered as crude-oil prices fell sharply; transport-related holding Trinity Industries Incorporated declined as well.

Favorable results
in the Fund’s industrials, financials, health care, and consumer discretionary sectors aided performance.

In the industrials sector, notable
contributors to Fund performance included Southwest Airlines Company and aerospace/defense companies Spirit AeroSystems Holdings Incorporated, and Northrop Grumman Corporation. Within the financials sector, Voya Financial, Incorporated; The Goldman
Sachs Group Incorporated; and Morgan Stanley contributed positively to results. Our decisions to overweight the health care and consumer discretionary sectors added significant value because these were the two top-performing sectors within the
S&P 500 Index during the period. Strong performers within health care included Centene Corporation and Aetna Incorporated; within consumer discretionary, Hanesbrands Incorporated* and The Home
Depot Incorporated delivered notable results.

Our outlook remains optimistic.

Developed markets stocks seem expensive to us relative to historical valuation measures. Although interest rates have begun to rise, they remain low, which causes stocks to seem inexpensive when compared with government bonds on a relative-yield basis. We continue to see attractive opportunities to invest in less expensive stocks with high-quality characteristics, including high free-cash-flow yields, favorable earnings stability, and strong balance sheets.

Please see footnotes on page 5.

8

Wells Fargo Advantage Large Cap Core Fund

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The
example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2015 to July 31, 2015.

Actual expenses

The “Actual” line
of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the
Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning account value 2-1-2015

Ending account value 7-31-2015

Expenses paid during the period[1]

Net annualized expense ratio

Class A

Actual

$
1,000.00

$
1,066.80

$
5.84

1.14
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,019.14

$
5.71

1.14
%

Class C

Actual

$
1,000.00

$
1,063.35

$
9.67

1.89
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,015.42

$
9.44

1.89
%

Administrator Class

Actual

$
1,000.00

$
1,067.97

$
4.61

0.90
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,020.33

$
4.51

0.90
%

Institutional Class

Actual

$
1,000.00

$
1,069.94

$
3.39

0.66
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,021.52

$
3.31

0.66
%

Investor Class

Actual

$
1,000.00

$
1,066.62

$
6.15

1.20
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,018.84

$
6.01

1.20
%

[1]
Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2015

Wells Fargo Advantage Large Cap Core Fund

9

Security name

Shares

Value

Common Stocks: 97.98%

Consumer Discretionary: 16.26%

Auto Components: 4.31%

Lear Corporation

115,868

$
12,058,383

Magna International Incorporated

241,146

13,108,697

25,167,080

Automobiles: 1.26%

Ford Motor Company

494,948

7,340,079

Media: 1.99%

Comcast Corporation Class A

186,086

11,613,627

Multiline Retail: 1.91%

Target Corporation

136,433

11,167,041

Specialty Retail: 6.79%

Foot Locker Incorporated

195,664

13,804,095

Lowe’s Companies Incorporated

170,625

11,834,550

The Home Depot Incorporated

119,974

14,040,557

39,679,202

Consumer Staples: 6.73%

Food & Staples Retailing: 2.44%

CVS Health Corporation

126,914

14,274,018

Food Products: 4.29%

Archer Daniels Midland Company

231,161

10,961,655

Pinnacle Foods Incorporated

312,827

14,061,574

25,023,229

Energy: 6.96%

Energy Equipment & Services: 1.00%

National Oilwell Varco Incorporated

138,828

5,848,824

Oil, Gas & Consumable Fuels: 5.96%

ConocoPhillips Company

121,310

6,106,745

Exxon Mobil Corporation

90,564

7,173,574

Valero Energy Corporation

165,986

10,888,682

Western Refining Incorporated

240,417

10,616,815

34,785,816

Financials: 14.39%

Banks: 2.01%

JPMorgan Chase & Company

171,496

11,752,621

Capital Markets: 4.06%

Goldman Sachs Group Incorporated

59,767

12,256,419

Morgan Stanley

295,085

11,461,101

23,717,520

The accompanying notes are
an integral part of these financial statements.

10

Wells Fargo Advantage Large Cap Core Fund

Portfolio of investments—July 31, 2015

Security name

Shares

Value

Consumer Finance: 1.74%

Capital One Financial Corporation

124,829

$
10,148,598

Diversified Financial Services: 2.07%

Voya Financial Incorporated

257,147

12,073,052

Insurance: 4.51%

Lincoln National Corporation

237,869

13,396,782

The Hartford Financial Services Group Incorporated

271,625

12,915,769

26,312,551

Health Care: 19.26%

Biotechnology: 6.21%

Amgen Incorporated

68,224

12,047,676

Biogen Idec Incorporated †

30,976

9,874,529

Gilead Sciences Incorporated

121,650

14,337,669

36,259,874

Health Care Providers & Services: 11.28%

Aetna Incorporated

124,285

14,040,476

AmerisourceBergen Corporation

116,314

12,300,206

Centene Corporation †

210,968

14,795,186

McKesson Corporation

58,287

12,856,364

UnitedHealth Group Incorporated

97,839

11,877,655

65,869,887

Pharmaceuticals: 1.77%

Merck & Company Incorporated

174,993

10,317,587

Industrials: 10.09%

Aerospace & Defense: 5.00%

Northrop Grumman Corporation

80,202

13,875,748

Spirit AeroSystems Holdings Incorporated Class A †

271,474

15,283,986

29,159,734

Airlines: 3.88%

Delta Air Lines Incorporated

278,823

12,363,012

Southwest Airlines Company

284,720

10,306,864

22,669,876

Machinery: 1.21%

Trinity Industries Incorporated

241,485

7,065,851

Information Technology: 20.61%

Communications Equipment: 1.76%

Cisco Systems Incorporated

360,358

10,241,374

Internet Software & Services: 1.67%

Tessera Technologies Incorporated

281,782

9,766,564

The accompanying notes are
an integral part of these financial statements.

Portfolio of investments—July 31, 2015

Wells Fargo Advantage Large Cap Core Fund

11

Security name

Shares

Value

IT Services: 1.94%

DST Systems Incorporated

103,909

$
11,341,667

Semiconductors & Semiconductor Equipment: 5.57%

Intel Corporation

297,918

8,624,726

Skyworks Solutions Incorporated

132,214

12,648,913

Teradyne Incorporated

583,780

11,243,603

32,517,242

Software: 5.88%

Electronic Arts Incorporated †

200,350

14,335,043

Microsoft Corporation

244,271

11,407,456

Oracle Corporation

214,960

8,585,500

34,327,999

Technology Hardware, Storage & Peripherals: 3.79%

Apple Incorporated

114,552

13,895,158

SanDisk Corporation

136,308

8,218,009

22,113,167

Materials: 3.68%

Chemicals: 1.74%

The Dow Chemical Company

215,448

10,138,983

Containers & Packaging: 1.94%

Avery Dennison Corporation

186,525

11,350,046

Total Common Stocks (Cost $495,983,107)

572,043,109

Yield

Short-Term Investments: 2.12%

Investment Companies: 2.12%

Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)

0.13
%

12,400,443

12,400,443

Total Short-Term Investments (Cost $12,400,443)

12,400,443

Total investments in securities (Cost $508,383,550) *

100.10
%

584,443,552

Other assets and liabilities, net

(0.10
)

(589,850
)

Total net assets

100.00
%

$
583,853,702

†
Non-income-earning security

(l)
The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)
The rate represents the 7-day annualized yield at period end.

*
Cost for federal income tax purposes is $508,440,388 and unrealized gains (losses) consists of:

Gross unrealized gains

$
92,125,846

Gross unrealized losses

(16,122,682
)

Net unrealized gains

$
76,003,164

The accompanying notes are an integral part of these financial statements.

12

Wells Fargo Advantage Large Cap Core Fund

Statement of assets and liabilities—July 31, 2015

Assets

Investments

In unaffiliated securities, at value (cost $495,983,107)

$
572,043,109

In affiliated securities, at value (cost $12,400,443)

12,400,443

Total investments, at value (cost $508,383,550)

584,443,552

Receivable for Fund shares sold

3,650,117

Receivable for dividends

530,406

Prepaid expenses and other assets

64,216

Total assets

588,688,291

Liabilities

Payable for investments purchased

3,706,485

Payable for Fund shares redeemed

506,083

Management fee payable

294,614

Distribution fee payable

34,830

Administration fees payable

126,993

Accrued expenses and other liabilities

165,584

Total liabilities

4,834,589

Total net assets

$
583,853,702

NET ASSETS CONSIST OF

Paid-in capital

$
501,208,661

Undistributed net investment income

1,025,908

Accumulated net realized gains on investments

5,559,131

Net unrealized gains on investments

76,060,002

Total net assets

$
583,853,702

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE

Net assets – Class A

$
97,040,869

Shares outstanding – Class A1

6,136,488

Net asset value per share – Class A

$15.81

Maximum offering price per share – Class A2

$16.77

Net assets – Class C

$
53,076,322

Shares outstanding – Class C1

3,400,174

Net asset value per share – Class C

$15.61

Net assets – Administrator Class

$
83,692,149

Shares outstanding – Administrator Class[1]

5,272,311

Net asset value per share – Administrator Class

$15.87

Net assets – Institutional Class

$
63,235,345

Shares outstanding – Institutional Class[1]

3,974,802

Net asset value per share – Institutional Class

$15.91

Net assets – Investor Class

$
286,809,017

Shares outstanding – Investor Class[1]

18,095,976

Net asset value per share – Investor Class

$15.85

[1]
The Fund has an unlimited number of authorized shares.

[2]
Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended July 31, 2015

Wells Fargo Advantage Large Cap Core Fund

13

Investment income

Dividends (net of foreign withholding taxes of $21,359)

$
6,208,881

Income from affiliated securities

9,054

Securities lending income, net

5,547

Total investment income

6,223,482

Expenses

Management fee

2,933,016

Administration fees

Class A

156,736

Class C

74,098

Administrator Class

39,516

Institutional Class

25,157

Investor Class

840,295

Shareholder servicing fees

Class A

154,775

Class C

73,481

Administrator Class

93,352

Investor Class

656,481

Distribution fee

Class C

220,443

Custody and accounting fees

40,681

Professional fees

47,692

Registration fees

57,736

Shareholder report expenses

55,296

Trustees’ fees and expenses

11,865

Other fees and expenses

11,069

Total expenses

5,491,689

Less: Fee waivers and/or expense reimbursements

(557,149
)

Net expenses

4,934,540

Net investment income

1,288,942

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on investments

23,591,082

Net change in unrealized gains (losses) on investments

11,901,160

Net realized and unrealized gains (losses) on investments

35,492,242

Net increase in net assets resulting from operations

$
36,781,184

The accompanying notes are an integral part of these financial statements.

14

Wells Fargo Advantage Large Cap Core Fund

Statement of changes in net assets

  Year ended
July 31, 2015

  Year ended
July 31, 2014

Operations

Net investment income

$
1,288,942

$
1,039,386

Net realized gains on investments

23,591,082

28,939,604

Net change in unrealized gains (losses) on investments

11,901,160

10,631,186

Net increase in net assets resulting from operations

36,781,184

40,610,176

Distributions to shareholders from

Net investment income

Class A

(183,035
)

(146,205
)

Class C

0

(6,279
)

Administrator Class

(122,314
)

(28,910
)

Institutional Class

(94,797
)

(5,938
)

Investor Class

(308,152
)

(1,041,373
)

Total distributions to shareholders

(708,298
)

(1,228,705
)

Capital share transactions

Shares

Shares

Proceeds from shares sold

Class A

5,820,072

89,378,472

1,247,306

16,588,541

Class C

3,114,897

47,430,665

345,172

4,598,982

Administrator Class

5,744,427

89,108,080

412,731

5,556,845

Institutional Class

3,978,349

62,377,535

366,712

5,140,707

Investor Class

3,949,960

61,216,814

1,798,050

24,364,843

349,511,566

56,249,918

Reinvestment of distributions

Class A

11,869

173,408

10,833

140,173

Class C

0

0

372

4,789

Administrator Class

8,331

122,042

2,030

26,308

Institutional Class

5,103

74,803

445

5,766

Investor Class

20,620

302,078

78,721

1,020,228

672,331

1,197,264

Payment for shares redeemed

Class A

(1,561,861
)

(24,219,042
)

(650,098
)

(8,833,379
)

Class C

(323,242
)

(4,921,172
)

(51,205
)

(689,445
)

Administrator Class

(958,200
)

(14,722,079
)

(35,053
)

(487,058
)

Institutional Class

(411,020
)

(6,506,688
)

(8,935
)

(120,053
)

Investor Class

(1,941,756
)

(29,909,371
)

(1,522,071
)

(20,267,093
)

(80,278,352
)

(30,397,028
)

Net increase in net assets resulting from capital share transactions

269,905,545

27,050,154

Total increase in net assets

305,978,431

66,431,625

Net assets

Beginning of period

277,875,271

211,443,646

End of period

$
583,853,702

$
277,875,271

Undistributed net investment income

$
1,025,908

$
445,264

The accompanying notes are an integral part of these financial statements.

Financial highlights

Wells Fargo Advantage Large Cap Core Fund

15

(For a share outstanding throughout each period)

Year ended July 31

CLASS A

2015

2014

2013

2012

2011

Net asset value, beginning of period

$14.30

$12.13

$9.50

$8.75

$7.37

Net investment income

0.06

0.06
[1]

0.07

0.06

0.05

Net realized and unrealized gains (losses) on investments

1.50

2.20

2.64

0.74

1.36

Total from investment operations

1.56

2.26

2.71

0.80

1.41

Distributions to shareholders from

Net investment income

(0.05
)

(0.09
)

(0.08
)

(0.05
)

(0.03
)

Net asset value, end of period

$15.81

$14.30

$12.13

$9.50

$8.75

  Total
return[2]

10.99
%

18.58
%

28.76
%

9.27
%

19.16
%

Ratios to average net assets (annualized)

Gross expenses

1.26
%

1.29
%

1.33
%

1.37
%

1.30
%

Net expenses

1.14
%

1.14
%

1.14
%

1.14
%

1.14
%

Net investment income

0.35
%

0.47
%

0.75
%

0.71
%

0.61
%

Supplemental data

Portfolio turnover rate

44
%

61
%

67
%

41
%

43
%

Net assets, end of period (000s omitted)

$97,041

$26,685

$15,267

$8,277

$7,495

[1]
Calculated based upon average shares outstanding

[2]
Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

16

Wells Fargo Advantage Large Cap Core Fund

Financial highlights

(For a share outstanding throughout each period)

Year ended July 31

CLASS C

2015

2014

2013

2012

2011

Net asset value, beginning of period

$14.17

$12.05

$9.45

$8.71

$7.37

Net investment loss

(0.06
)[1]

(0.01
)

(0.00
)[2]

(0.00
)[2]

(0.01
)

Net realized and unrealized gains (losses) on investments

1.50

2.15

2.62

0.74

1.35

Total from investment operations

1.44

2.14

2.62

0.74

1.34

Distributions to shareholders from

Net investment income

0.00

(0.02
)

(0.02
)

0.00

0.00

Net asset value, end of period

$15.61

$14.17

$12.05

$9.45

$8.71

  Total
return[3]

10.16
%

17.73
%

27.82
%

8.50
%

18.18
%

Ratios to average net assets (annualized)

Gross expenses

2.01
%

2.04
%

2.08
%

2.12
%

2.05
%

Net expenses

1.89
%

1.89
%

1.89
%

1.89
%

1.89
%

Net investment loss

(0.38
)%

(0.30
)%

(0.01
)%

(0.04
)%

(0.13
)%

Supplemental data

Portfolio turnover rate

44
%

61
%

67
%

41
%

43
%

Net assets, end of period (000s omitted)

$53,076

$8,624

$3,786

$2,041

$1,750

[1]
Calculated based upon average shares outstanding

[2]
Amount is less than $0.005.

[3]
Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights

Wells Fargo Advantage Large Cap Core Fund

17

(For a share outstanding throughout each period)

Year ended July 31

ADMINISTRATOR CLASS

2015

2014

2013

2012

2011

Net asset value, beginning of period

$14.34

$12.16

$9.52

$8.77

$7.38

Net investment income

0.10

0.09

0.10

0.09

0.07
[1]

Net realized and unrealized gains (losses) on investments

1.50

2.20

2.64

0.74

1.36

Total from investment operations

1.60

2.29

2.74

0.83

1.43

Distributions to shareholders from

Net investment income

(0.07
)

(0.11
)

(0.10
)

(0.08
)

(0.04
)

Net asset value, end of period

$15.87

$14.34

$12.16

$9.52

$8.77

Total return

11.28
%

18.83
%

29.12
%

9.61
%

19.44
%

Ratios to average net assets (annualized)

Gross expenses

1.11
%

1.11
%

1.14
%

1.16
%

1.08
%

Net expenses

0.90
%

0.90
%

0.89
%

0.87
%

0.86
%

Net investment income

0.61
%

0.63
%

1.00
%

0.97
%

0.76
%

Supplemental data

Portfolio turnover rate

44
%

61
%

67
%

41
%

43
%

Net assets, end of period (000s omitted)

$83,692

$6,849

$1,192

$522

$477

[1]
Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

18

Wells Fargo Advantage Large Cap Core Fund

Financial highlights

(For a share outstanding throughout each period)

Year ended July 31

INSTITUTIONAL CLASS

2015

2014

2013

2012

2011

Net asset value, beginning of period

$14.35

$12.16

$9.52

$8.77

$7.38

Net investment income

0.14
[1]

0.11
[1]

0.13
[1]

0.12

0.10
[1]

Net realized and unrealized gains (losses) on investments

1.50

2.21

2.63

0.73

1.35

Total from investment operations

1.64

2.32

2.76

0.85

1.45

Distributions to shareholders from

Net investment income

(0.08
)

(0.13
)

(0.12
)

(0.10
)

(0.06
)

Net asset value, end of period

$15.91

$14.35

$12.16

$9.52

$8.77

Total return

11.51
%

19.21
%

29.38
%

9.88
%

19.65
%

Ratios to average net assets (annualized)

Gross expenses

0.84
%

0.85
%

0.90
%

0.94
%

0.86
%

Net expenses

0.66
%

0.66
%

0.66
%

0.66
%

0.66
%

Net investment income

0.86
%

0.83
%

1.24
%

1.19
%

1.32
%

Supplemental data

Portfolio turnover rate

44
%

61
%

67
%

41
%

43
%

Net assets, end of period (000s omitted)

$63,235

$5,775

$537

$480

$478

[1]
Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights

Wells Fargo Advantage Large Cap Core Fund

19

(For a share outstanding throughout each period)

Year ended July 31

INVESTOR CLASS

2015

2014

2013

2012

2011

Net asset value, beginning of period

$14.31

$12.13

$9.50

$8.75

$7.38

Net investment income

0.04

0.06

0.07

0.06

0.05

Net realized and unrealized gains (losses) on investments

1.52

2.19

2.63

0.74

1.35

Total from investment operations

1.56

2.25

2.70

0.80

1.40

Distributions to shareholders from

Net investment income

(0.02
)

(0.07
)

(0.07
)

(0.05
)

(0.03
)

Net asset value, end of period

$15.85

$14.31

$12.13

$9.50

$8.75

Total return

10.90
%

18.58
%

28.63
%

9.21
%

18.97
%

Ratios to average net assets (annualized)

Gross expenses

1.32
%

1.35
%

1.38
%

1.43
%

1.37
%

Net expenses

1.20
%

1.20
%

1.20
%

1.21
%

1.21
%

Net investment income

0.27
%

0.44
%

0.69
%

0.64
%

0.53
%

Supplemental data

Portfolio turnover rate

44
%

61
%

67
%

41
%

43
%

Net assets, end of period (000s omitted)

$286,809

$229,941

$190,661

$159,422

$158,966

The accompanying notes are an integral part of these financial statements.

20

Wells Fargo Advantage Large Cap Core Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards
Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage Large Cap Core Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The
following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.
Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued at net asset value when available.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to financial statements

Wells Fargo Advantage Large Cap Core Fund

21

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S.
dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to
shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of July 31, 2015, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $309,497 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■

Level 1 – quoted prices in active markets for identical securities

■

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

22

Wells Fargo Advantage Large Cap Core Fund

Notes to financial statements

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31,
2015:

Quoted prices (Level 1)

Other significant observable inputs (Level 2)

Significant unobservable inputs (Level 3)

Total

Assets

Investments in:

Common stocks

Consumer discretionary

$
94,967,029

$
0

$
0

$
94,967,029

Consumer staples

39,297,247

0

0

39,297,247

Energy

40,634,640

0

0

40,634,640

Financials

84,004,342

0

0

84,004,342

Health care

112,447,348

0

0

112,447,348

Industrials

58,895,461

0

0

58,895,461

Information technology

120,308,013

0

0

120,308,013

Materials

21,489,029

0

0

21,489,029

Short-term investments

0

0

Investment companies

12,400,443

0

0

12,400,443

Total assets

$
584,443,552

$
0

$
0

$
584,443,552

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At
July 31, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH
AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the applicable subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.70% and declining to 0.505% as the average daily net assets of the Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement. For the period from December 1, 2014 through June 30,
2015, Funds Management was entitled to receive an annual fee which started at 0.65% and declined to 0.475% as the average daily net assets of the Fund increased. From August 1, 2014 through November 30, 2014, Funds Management received an annual advisory fee which started at 0.65% and declined to 0.55% as the average daily net assets of the Fund increased. In addition, prior to July 1, 2015, fund-level administrative services were provided by Funds Management under a separate administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of the Fund increased. For the year ended July 31, 2015, the management fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets. For financial statement purposes, advisory fees and fund-level administration fees for the year ended July 31, 2015 have been included in management fee on the Statement of Operations.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds
Management. Golden Capital Management, LLC, an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus

Notes to financial statements

Wells Fargo Advantage Large Cap Core Fund

23

account servicers and record-keepers. As compensation for its services under the class-level administration agreement,
Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Current rate

Rate prior to July 1, 2015

Class A, Class C

0.21
%

0.26
%

Administrator Class

0.13

0.10

Institutional Class

0.13

0.08

Investor Class

0.32

0.32

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds
Management has committed to waive fees and/or reimburse expenses to the extent necessary to cap expenses as follows:

Expense ratio cap

Expiration date

Class A

1.14
%

November 30, 2016

Class C

1.89

November 30, 2016

Administrator Class

0.90
*

November 30, 2015
*

Institutional Class

0.66
*

November 30, 2015
*

Investor Class

1.20

November 30, 2015

*
Effective December 1, 2015, the expense ratio caps will be 1.00% and 0.70% for Administrator Class and Institutional Class, respectively, until November 30, 2016.

After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a
distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2015, Funds Distributor received $73,859 from the sale of Class A shares and $125 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has
entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases
and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2015 were $445,716,852 and $181,332,177, respectively.

6. BANK BORROWINGS

The Trust (excluding the
money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit

24

Wells Fargo Advantage Large Cap Core Fund

Notes to financial statements

agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended July 31, 2015, the Fund paid
$557 in commitment fees.

For the year ended July 31, 2015, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax
character of distributions paid was $708,298 and $1,228,705 of ordinary income for the years ended July 31, 2015 and July 31, 2014, respectively.

As
of July 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income

Undistributed long-term gain

Unrealized gains

Capital loss carryforward

$1,025,937

$5,925,466

$76,003,164

$(309,497)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm

Wells Fargo Advantage Large Cap Core Fund

25

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Large Cap Core Fund (the
“Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Large Cap Core Fund as of July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 23, 2015

26

Wells Fargo Advantage Large Cap Core Fund

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2015.

Pursuant to Section 854 of the Internal Revenue Code, $708,298 of income dividends paid during the fiscal year ended July 31, 2015 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling
1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete
portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175
West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)

Wells Fargo Advantage Large Cap Core Fund

27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells
Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105.
Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth

Position held and length of service*

Principal occupations during past five years or longer

Other directorships during past five years

William R. Ebsworth (Born 1957)

Trustee, since 2015**

Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of
Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the
Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.

Asset Allocation Trust

Jane A. Freeman (Born 1953)

Trustee, since 2015**

Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive), Chair of Taproot Foundation (non-profit organization) and a Board Member of Ruth Bancroft Garden (non-profit organization).

Asset Allocation Trust

Peter G. Gordon (Born 1942)

Trustee, since 1998; Chairman, since 2005

Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.

Asset Allocation Trust

Isaiah Harris, Jr. (Born 1952)

Trustee, since 2009

Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth
Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of
Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.

CIGNA Corporation; Asset Allocation Trust

Judith M. Johnson (Born 1949)

Trustee, since 2008; Audit Committee Chairman, since 2008

Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.

Asset Allocation Trust

David F. Larcker (Born 1950)

Trustee, since 2009

James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior
Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School,
University of Pennsylvania from 1985 to 2005.

Asset Allocation Trust

28

Wells Fargo Advantage Large Cap Core Fund

Other information (unaudited)

Name and year of birth

Position held and length of service*

Principal occupations during past five years or longer

Other directorships during past five years

Olivia S. Mitchell (Born 1953)

Trustee, since 2006

International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner
Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.

Asset Allocation Trust

Timothy J. Penny (Born 1951)

Trustee, since 1996

President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the
University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.

Asset Allocation Trust

Michael S. Scofield (Born 1943)

Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.

Asset Allocation Trust

Donald C. Willeke (Born 1940)

Trustee, since 1996

Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees
Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).

Asset Allocation Trust

*
Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**
William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth

Position held and length of service

Principal occupations during past five years or longer

Karla M. Rabusch (Born 1959)

President, since 2003

Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.

Jeremy DePalma[1] (Born 1974)

Treasurer, since 2012

Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen
Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

C. David Messman (Born 1960)

Secretary, since 2000; Chief Legal Officer, since 2003

Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.

Debra Ann Early (Born 1964)

Chief Compliance Officer, since 2007

Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007.
Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

David Berardi (Born 1975)

Assistant Treasurer, since 2009

Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen
Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]
Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 72 funds in the Fund Complex.

[2]
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)

Wells Fargo Advantage Large Cap Core Fund

29

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees
(the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the
1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage Large Cap Core Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo
Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with
Golden Capital Management, LLC (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement
(the “Administration Agreement”) applicable to Fund-level administrative services. The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In
providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of
Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the
Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds
Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The
Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the
Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance

30

Wells Fargo Advantage Large Cap Core Fund

Other information (unaudited)

programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than the performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, S&P 500 Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees
(which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups. The Board discussed and accepted Funds Management’s proposal to convert the Investor Class shares into Class A shares and to increase the net operating expense ratio caps for the Administrator Class and
Institutional Class. In accepting such proposed new net operating expense ratio caps, the Board noted that the Fund’s new net operating expense ratios would still be lower than the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and
Sub-Advisory Agreement and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the
“Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management
Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the
Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than or in range of the average rates for the Fund’s expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the
Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the
Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Other information (unaudited)

Wells Fargo Advantage Large Cap Core Fund

31

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and
considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser, if any, from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells
Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted
that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of
scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and
the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft
dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the
Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations

Wells Fargo Advantage Large Cap Core Fund

32

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA
— ACA Financial Guaranty Corporation

ADR
— American depositary receipt

ADS
— American depositary shares

AGC
— Assured Guaranty Corporation

AGM
— Assured Guaranty Municipal

Ambac
— Ambac Financial Group Incorporated

AMT
— Alternative minimum tax

AUD
— Australian dollar

BAN
— Bond anticipation notes

BHAC
— Berkshire Hathaway Assurance Corporation

BRL
— Brazilian real

CAB
— Capital appreciation bond

CAD
— Canadian dollar

CCAB
— Convertible capital appreciation bond

CDA
— Community Development Authority

CDO
— Collateralized debt obligation

CHF
— Swiss franc

COP
— Colombian peso

CLP
— Chilean peso

DKK
— Danish krone

DRIVER
— Derivative inverse tax-exempt receipts

DW&P
— Department of Water & Power

DWR
— Department of Water Resources

ECFA
— Educational & Cultural Facilities Authority

EDA
— Economic Development Authority

EDFA
— Economic Development Finance Authority

ETF
— Exchange-traded fund

EUR
— Euro

FDIC
— Federal Deposit Insurance Corporation

FFCB
— Federal Farm Credit Banks

FGIC
— Financial Guaranty Insurance Corporation

FHA
— Federal Housing Administration

FHLB
— Federal Home Loan Bank

FHLMC
— Federal Home Loan Mortgage Corporation

FICO
— The Financing Corporation

FNMA
— Federal National Mortgage Association

FSA
— Farm Service Agency

GBP
— Great British pound

GDR
— Global depositary receipt

GNMA
— Government National Mortgage Association

GO
— General obligation

HCFR
— Healthcare facilities revenue

HEFA
— Health & Educational Facilities Authority

HEFAR
— Higher education facilities authority revenue

HFA
— Housing Finance Authority

HFFA
— Health Facilities Financing Authority

HKD
— Hong Kong dollar

HUD
— Department of Housing and Urban Development

HUF
— Hungarian forint

IDA
— Industrial Development Authority

IDAG
— Industrial Development Agency

IDR
— Indonesian rupiah

IEP
— Irish pound

JPY
— Japanese yen

KRW
— Republic of Korea won

LIBOR
— London Interbank Offered Rate

LIFER
—  Long Inverse Floating Exempt Receipts

LIQ
— Liquidity agreement

LLC
— Limited liability company

LLLP
— Limited liability limited partnership

LLP
— Limited liability partnership

LOC
— Letter of credit

LP
— Limited partnership

MBIA
— Municipal Bond Insurance Association

MFHR
— Multifamily housing revenue

MSTR
— Municipal securities trust receipts

MTN
— Medium-term note

MUD
— Municipal Utility District

MXN
— Mexican peso

MYR
— Malaysian ringgit

National
— National Public Finance Guarantee Corporation

NGN
— Nigerian naira

NOK
— Norwegian krone

NZD
— New Zealand dollar

PCFA
— Pollution Control Financing Authority

PCL
— Public Company Limited

PCR
— Pollution control revenue

PFA
— Public Finance Authority

PFFA
— Public Facilities Financing Authority

PFOTER
— Puttable floating option tax-exempt receipts

plc
— Public limited company

PLN
— Polish zloty

PUTTER
— Puttable tax-exempt receipts

R&D
— Research & development

Radian
— Radian Asset Assurance

RAN
— Revenue anticipation notes

RDA
— Redevelopment Authority

RDFA
— Redevelopment Finance Authority

REIT
— Real estate investment trust

ROC
— Reset option certificates

RON
— Romanian lei

RUB
— Russian ruble

SAVRS
— Select auction variable rate securities

SBA
— Small Business Authority

SDR
— Swedish depositary receipt

SEK
— Swedish krona

SFHR
— Single-family housing revenue

SFMR
— Single-family mortgage revenue

SGD
— Singapore dollar

SPA
— Standby purchase agreement

SPDR
— Standard & Poor’s Depositary Receipts

SPEAR
— Short Puttable Exempt Adjustable Receipts

STRIPS
— Separate trading of registered interest and

principal securities

TAN
— Tax anticipation notes

TBA
— To be announced

THB
— Thai baht

TIPS
— Treasury inflation-protected securities

TRAN
— Tax revenue anticipation notes

TRY
— Turkish lira

TTFA
— Transportation Trust Fund Authority

TVA
— Tennessee Valley Authority

ZAR
— South African rand

For more information

More information about
Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo
Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage
Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds
Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds
Management, LLC. All rights reserved.

  236196 09-15   A208/AR208
07-15

Wells Fargo Advantage Large Cap
Growth Fund

Annual Report

July 31, 2015

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any
forward-looking statements are as of July 31, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage
Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK
GUARANTEE  ¡   MAY LOSE VALUE

2

Wells Fargo Advantage Large Cap Growth Fund

Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Generally improving U.S.
economic data helped drive a positive return for U.S. large-cap stocks for the reporting period

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Large Cap Growth Fund for the 12-month period that ended July 31, 2015.
Generally improving U.S. economic data helped drive a positive return for U.S. large-cap stocks for the reporting period (as measured by the S&P 500 Index1). In contrast, many economies and markets elsewhere in the world faced ongoing challenges.

Positive U.S. economic data but increased tensions abroad led to heightened market volatility in the last five months of 2014.

Following a negative monthly return for July 2014, the S&P 500 Index bounced back in August on a string of positive economic news, led by a 4.2% revised second-quarter 2014 gross domestic product (GDP) reading. The S&P 500 Index gave back some of its August gains in September, however; stock market volatility increased as positive economic data became overshadowed at times by growing discomfort over escalating tensions in Ukraine and the Middle East and slowing growth in Europe and China. Ultimately, U.S. stocks ended the third quarter up slightly overall, buoyed largely by strong corporate earnings and another upward revision of second-quarter GDP growth (to 4.6%).

The fourth quarter of 2014 brought continued improvement in the U.S.;
international economies remained challenged. Strong fourth-quarter results by U.S. stocks helped the S&P 500 Index deliver more than 50 record closes in 2014. The last several, in December, were spurred by investor optimism following U.S.
Federal Reserve (Fed) Chair Janet Yellen’s comment that the Fed would be patient in its timing of an interest-rate increase. U.S. stocks also were boosted by positive economic data; November’s 5.8% unemployment rate was down from 7.0% a year earlier, and the number of jobs being added continued to expand. In addition, the U.S. economy’s third-quarter growth rate was revised upward to 5.0% during the quarter, and U.S. companies continued to report strong earnings. The steadily brightening U.S. economy energized consumers, who were further buoyed by much lower prices at the gasoline pump. As the U.S. chugged forward, though, major economies elsewhere in the world faced ongoing challenges. While Japan eased out of a two-quarter contraction, growth in China continued to slow and Russia’s economy contracted for the first time since 2009. In the eurozone, growth remained sluggish; this situation was exacerbated in December by renewed concerns about Greece after its parliament failed to avert a general election that could jeopardize the country’s financial agreements with its creditors.

In the first quarter of 2015, U.S. large caps delivered positive results but underperformed small- and mid-cap stocks; major markets elsewhere rallied.

U.S. large-, mid-, and small-cap stocks tended to move similarly during the quarter until early March, when results began to diverge by market capitalization. Larger caps slipped that month as investor concern grew over the strengthening U.S. dollar’s potentially negative effect on the profits of large U.S. multinational firms; however, stocks of small and midsize companies, which tend to be less affected by movements in the dollar, performed better. Positive stock results were supported by a gradually improving U.S. economy. The labor market continued to grow, along with personal income and consumer confidence. For
U.S. businesses, the quarter’s data were mixed; while many companies reported strong earnings, other data indicated potential weakening in manufacturing. Elsewhere in the world, major markets enjoyed positive returns spurred by accommodative monetary policies from major central banks and signs of improvement in some struggling economies.

[1]
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Letter to shareholders (unaudited)

Wells Fargo Advantage Large Cap Growth Fund

3

U.S. large caps experienced challenges during the second quarter of 2015.

The S&P 500 Index fluctuated widely during this quarter, eventually eking out a 0.28% gain for the period. Larger-cap stocks at times were pressured by ongoing investor concerns over the potentially negative effects of financially troubled overseas economies and the strengthening U.S. dollar. The U.S. economy picked up traction during the quarter; consumer spending improved, and positive trends were evident in construction and new-home sales. Jobs growth remained a bright spot as well. Fed officials, who have kept interest rates low while waiting for the U.S. jobs market to sufficiently improve and for inflation to approach their 2% target, made clear that they could take action soon. Throughout the quarter, markets outside the U.S. continued to experience volatility, triggered by uncertainty over the potential impact of financial challenges in other locations—most notably in
Greece and Puerto Rico. Questions over slower growth in China caused investor concern as well.

July 2015 brought a bounce-back for U.S.
large caps.

U.S. large-cap stocks delivered 2.10% for the month (as measured by the S&P 500 Index). The boost was supported by encouraging U.S.
economic data, including positive earnings reports from a range of U.S. companies, increased retail spending by U.S. consumers, and further improvement in the jobs market.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.
To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Notice to shareholders

At a meeting held on August 11–12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” will be removed from its name, effective December 15, 2015.

For current information about your fund investments, contact your investment professional, visit our website at
wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4

Wells Fargo Advantage Large Cap Growth Fund

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management
Incorporated

Portfolio managers

Joseph
M. Eberhardy, CFA, CPA

Thomas C. Ognar, CFA

Bruce C. Olson, CFA

Average annual total returns1 (%) as of July 31, 2015

Including sales charge

Excluding sales charge

Expense ratios[2] (%)

Inception date

1 year

5 year

10 year

1 year

5 year

10 year

Gross

Net[3]

Class A (STAFX)

7-30-2010

7.77

15.51

7.91

14.35

16.88

8.56

1.17

1.07

Class C (STOFX)

7-30-2010

12.47

16.01

7.78

13.47

16.01

7.78

1.92

1.82

Class R (STMFX)

6-15-2012

–

–

–

14.05

16.61

8.36

1.42

1.32

Class R4 (SLGRX)

11-30-2012

–

–

–

14.69

17.28

8.74

0.89

0.75

Class R6 (STFFX)

11-30-2012

–

–

–

14.88

17.38

8.79

0.74

0.60

Administrator Class (STDFX)

7-30-2010

–

–

–

14.48

17.04

8.63

1.09

0.95

Institutional Class (STNFX)

7-30-2010

–

–

–

14.82

17.34

8.77

0.84

0.65

Investor Class (STRFX)

12-30-1981

–

–

–

14.25

16.80

8.52

1.28

1.13

Russell 1000® Growth Index[4]

–

–

–

–

16.08

17.75

8.95

–

–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is
5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, Administrator Class,
Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in
response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)

Wells Fargo Advantage Large Cap Growth Fund

5

Growth of $10,000 investment[5] as of July 31, 2015

[1]
Historical performance shown for Class A and Administrator shares prior to their inception reflects the performance of Investor Class shares, and includes the higher expenses applicable to Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Class R shares prior to their inception reflects the performance of Investor Class shares, adjusted to reflect the higher expenses applicable to Class R shares. Historical performance shown for Class R4 shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R4 shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher. Historical performance for Institutional Class shares prior to their inception reflects the performance of Investor Class shares, and includes the higher expenses applicable to Investor Class shares. If these expenses had not been included, returns would be higher.

[2]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]
The manager has contractually committed through November 30, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the
amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]
The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]
The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000 Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]
The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]
Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6

Wells Fargo Advantage Large Cap Growth Fund

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund underperformed its benchmark, the Russell 1000 Growth Index, for the 12-month period that ended July 31, 2015.

■

The period’s steep decline in the prices of energy commodities negatively affected many of the Fund’s holdings within the energy sector along with its railroad holdings in the industrials sector.

■

The Fund benefited from holdings within the health care and consumer discretionary sectors.

Growth stocks exhibited strength over the 12-month period, as evidenced by the Russell 1000 Growth Index’s 16.08% return.

Corporate earnings growth and favorable monetary policy helped drive the impressive results. Strong gains were visible across several market sectors, despite fluctuations in the U.S. economy and ongoing concerns regarding economic conditions outside the U.S. We continued to focus on companies with the potential to thrive in a variety of economic environments through company-specific catalysts.

Ten largest holdings[6] (%) as of July 31, 2015

Apple Incorporated

3.42

Facebook Incorporated Class A

3.35

Google Incorporated Class A

2.71

Alexion Pharmaceuticals Incorporated

2.64

Dollar Tree Incorporated

2.45

MasterCard Incorporated Class A

2.43

Union Pacific Corporation

2.36

Nike Incorporated Class B

2.17

Alliance Data Systems Corporation

2.14

Regeneron Pharmaceuticals Incorporated

2.08

Stock selection within the energy and industrials sectors hindered the Fund’s relative performance.

Within the energy sector, exploration and production (E&P) holdings, including Pioneer Natural Resources Company, experienced share-price weakness in the midst of a significant decline in crude-oil prices. We recently reduced the Fund’s weighting to the energy sector due to our concern that some E&P companies were moving too quickly to ramp up production in light of the low expectations for crude-oil and natural gas prices. Within the industrials sector, the Fund’s railroad holdings suffered overall from declining transportation volumes in areas such as coal and from items related to energy infrastructure. Railroads continue to be challenged by lower-than-expected volumes driven primarily by decreased demand for coal. Although our long-term thesis—predicated on cost efficiencies, diversified product mixes, and pricing power—remains intact, we trimmed the sizes of some positions as a risk adjustment while we work through these transitory issues.

Sector distribution[7] as of July 31, 2015

The Fund benefited from solid performance by holdings with strong secular growth in the health care and consumer discretionary sectors.

Strong gains from biotechnology holdings boosted relative performance in the health care sector. Key contributors benefited from multiple catalysts, including strong sales growth of existing medical solutions, promising pipeline developments, FDA drug approvals, and favorable merger and acquisition activity. Regeneron Pharmaceuticals Incorporated, the Fund’s top contributor in biotechnology, delivered strong sales growth and received approval for an additional application of EYLEA, its key medical solution, for treating diabetic macular edema. Alexion Pharmaceuticals Incorporated also performed well, driven by progress in its pipeline and

strong sales of its drug Soliris for multiple applications. Biotechnology continues to be among the largest industry overweights in the Fund. Many Fund holdings within this industry have been trading at attractive valuations given the growth they could generate in coming years. The Fund generated outperformance in the consumer discretionary sector

Please see footnotes on page 5.

Performance highlights (unaudited)

Wells Fargo Advantage Large Cap Growth Fund

7

as well, due partly to Dollar Tree Incorporated, and O’Reilly Automotive Incorporated. Dollar Tree benefited from same-store sales growth, an increased store count, and anticipated synergies from its pending acquisition of Family Dollar Stores, Incorporated. O’Reilly’s stock climbed more than 60% during the period as the company continued to target do-it-yourself customers and professional installers; O’Reilly also benefited from an increase in the total number of miles driven in the U.S. and the country’s aging automotive fleet.

Our outlook remains positive.
We believe the Federal Reserve is likely to exercise prudence in raising interest rates, taking relevant factors into consideration in making these decisions. Given the U.S. dollar’s current strength relative to other currencies and the low-interest-rate environment in much of the world, we anticipate that any rate increases implemented in the U.S. likely will be accompanied by meaningful expansion in the U.S. economy. Growth stocks tend to be challenged in a rising-interest-rate environment; however, given many investors’ pervasive thirst for dividend yield at times over the past few years, we believe a measured rise in interest rates could lead investors to continue refocusing on companies with strong growth fundamentals, which could be a positive for the Fund.

We continue to feel comfortable with the valuations of the rapidly growing companies within the Fund relative to the valuations of their slower-growing counterparts. Holdings in a variety of sectors have either met or exceeded consensus expectations. For example, data analytics and security holdings within the information technology sector have continued to deliver strong results. Also within this sector, companies using cloud-based architecture to create efficiencies for businesses through online service platforms have added value as many firms have adopted new technology infrastructures. Overall, many of the Fund’s holdings have been trading at valuations close to their average historical levels and remain attractive to us relative to the rest of the market.

Going forward, investors may further recognize the growth potential of the Fund’s holdings and reward them accordingly, especially as higher interest rates make slower-growing, higher-dividend-yielding stocks less attractive. We believe our investment style—seeking robust growth companies with sustainable business models that are underappreciated by investors—positions us well to take advantage of future opportunities within the market.

Please see footnotes on page 5.

8	Wells Fargo Advantage Large Cap Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2015 to July 31, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2015	Ending account value 7-31-2015	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,087.82	$5.54	1.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.49	$5.36	1.07%
Class C
Actual	$1,000.00	$1,083.64	$9.40	1.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.77	$9.10	1.82%
Class R
Actual	$1,000.00	$1,086.50	$6.83	1.32%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.61	1.32%
Class R4
Actual	$1,000.00	$1,089.59	$3.89	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Class R6
Actual	$1,000.00	$1,090.55	$3.11	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%
Administrator Class
Actual	$1,000.00	$1,088.45	$4.92	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76	0.95%
Institutional Class
Actual	$1,000.00	$1,090.16	$3.37	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Investor Class
Actual	$1,000.00	$1,087.57	$5.85	1.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.19	$5.66	1.13%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2015	Wells Fargo Advantage Large Cap Growth Fund	9

Security name	Shares	Value

Common Stocks: 99.30%

Consumer Discretionary: 28.10%

Auto Components: 0.63%
Delphi Automotive plc	130,000	$10,150,400

Hotels, Restaurants & Leisure: 5.98%
Chipotle Mexican Grill Incorporated †	42,000	31,173,660
Hilton Worldwide Holdings Incorporated †	420,000	11,277,000
Marriott International Incorporated Class A	298,000	21,637,780
Starbucks Corporation	569,000	32,962,170

		97,050,610

Internet & Catalog Retail: 3.42%
Amazon.com Incorporated †	61,000	32,705,150
Netflix Incorporated †	79,800	9,121,938
The Priceline Group Incorporated †	11,000	13,679,270

		55,506,358

Media: 3.59%
CBS Corporation Class B	270,000	14,436,900
Comcast Corporation Class A	196,000	12,232,360
The Walt Disney Company	264,000	31,680,000

		58,349,260

Multiline Retail: 3.80%
Dollar Tree Incorporated †	510,000	39,795,300
Nordstrom Incorporated	287,000	21,900,970

		61,696,270

Specialty Retail: 6.49%
CarMax Incorporated †	413,000	26,642,630
O’Reilly Automotive Incorporated †	120,000	28,837,200
The Home Depot Incorporated	169,000	19,778,070
Tractor Supply Company	325,000	30,069,000

		105,326,900

Textiles, Apparel & Luxury Goods: 4.19%
Nike Incorporated Class B	306,000	35,257,320
VF Corporation	424,000	32,686,160

		67,943,480

Consumer Staples: 4.96%

Food & Staples Retailing: 3.17%
Costco Wholesale Corporation	231,000	33,564,300
CVS Health Corporation	160,000	17,995,200

		51,559,500

Household Products: 0.61%
Colgate-Palmolive Company	145,000	9,862,900

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Large Cap Growth Fund	Portfolio of investments—July 31, 2015

Security name	Shares	Value

Personal Products: 1.18%
The Estee Lauder Companies Incorporated Class A	215,000	$19,158,650

Energy: 1.64%

Oil, Gas & Consumable Fuels: 1.64%
Concho Resources Incorporated †	219,000	23,336,640
Pioneer Natural Resources Company	26,000	3,296,020

		26,632,660

Financials: 3.60%

Capital Markets: 2.45%
Ameriprise Financial Incorporated	107,000	13,446,690
TD Ameritrade Holding Corporation	719,000	26,408,870

		39,855,560

Consumer Finance: 0.86%
Discover Financial Services	249,000	13,896,690

REITs: 0.29%
American Tower Corporation	50,000	4,755,500

Health Care: 17.98%

Biotechnology: 9.75%
Alexion Pharmaceuticals Incorporated †	217,000	42,844,480
Biogen Idec Incorporated †	63,960	20,389,169
Celgene Corporation †	221,000	29,006,250
Gilead Sciences Incorporated	230,000	27,107,800
Medivation Incorporated †	49,000	5,161,170
Regeneron Pharmaceuticals Incorporated †	61,000	33,773,260

		158,282,129

Health Care Equipment & Supplies: 1.81%
Intuitive Surgical Incorporated †	19,000	10,130,230
Medtronic plc	246,148	19,295,541

		29,425,771

Health Care Providers & Services: 1.40%
AmerisourceBergen Corporation	214,050	22,635,788

Health Care Technology: 1.26%
Cerner Corporation †	285,000	20,440,200

Life Sciences Tools & Services: 0.72%
Illumina Incorporated †	15,000	3,289,500
Quintiles Transnational Holdings Incorporated †	110,200	8,454,544

		11,744,044

Pharmaceuticals: 3.04%
Allergan plc †	75,125	24,877,644
Perrigo Company plc	127,000	24,409,400

		49,287,044

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2015	Wells Fargo Advantage Large Cap Growth Fund	11

Security name	Shares	Value

Industrials: 9.83%

Aerospace & Defense: 1.98%
The Boeing Company	140,000	$20,183,800
United Technologies Corporation	118,690	11,905,794

		32,089,594

Airlines: 0.96%
Southwest Airlines Company	429,000	15,529,800

Industrial Conglomerates: 1.81%
3M Company	114,000	17,252,760
Danaher Corporation	133,240	12,199,454

		29,452,214

Road & Rail: 4.09%
Canadian Pacific Railway Limited	30,000	4,825,500
Kansas City Southern	132,680	13,160,529
Norfolk Southern Corporation	120,000	10,119,600
Union Pacific Corporation	393,000	38,352,870

		66,458,499

Trading Companies & Distributors: 0.99%
W.W. Grainger Incorporated	70,000	16,009,700

Information Technology: 29.71%

Communications Equipment: 0.40%
QUALCOMM Incorporated	100,080	6,444,151

Internet Software & Services: 9.05%
Akamai Technologies Incorporated †	198,000	15,188,580
Facebook Incorporated Class A †	579,000	54,431,790
Google Incorporated Class A †	67,000	44,052,500
Google Incorporated Class C †	53,000	33,157,330

		146,830,200

IT Services: 7.34%
Accenture plc Class A	145,000	14,950,950
Alliance Data Systems Corporation †	126,000	34,655,040
MasterCard Incorporated Class A	405,000	39,447,000
Visa Incorporated Class A	400,000	30,136,000

		119,188,990

Semiconductors & Semiconductor Equipment: 2.83%
ARM Holdings plc ADR	258,000	12,136,320
Microchip Technology Incorporated «	475,000	20,349,000
Texas Instruments Incorporated	270,000	13,494,600

		45,979,920

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Large Cap Growth Fund	Portfolio of investments—July 31, 2015

Security name		Shares	Value

Software: 6.67%
Adobe Systems Incorporated †		177,000	$14,512,230
Microsoft Corporation		678,000	31,662,600
Salesforce.com Incorporated †		349,000	25,581,700
ServiceNow Incorporated †		248,300	19,988,150
Splunk Incorporated †		185,000	12,938,900
VMware Incorporated Class A †		40,000	3,565,200

			108,248,780

Technology Hardware, Storage & Peripherals: 3.42%
Apple Incorporated		458,090	55,566,317

Materials: 3.48%

Chemicals: 3.48%
Ecolab Incorporated		201,760	23,365,826
Monsanto Company		74,000	7,539,860
Praxair Incorporated		224,000	25,567,360

			56,473,046

Total Common Stocks (Cost $1,014,415,032)			1,611,830,925

	Yield
Short-Term Investments: 1.41%

Investment Companies: 1.41%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.14%	9,072,800	9,072,800
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.13	13,762,760	13,762,760

Total Short-Term Investments (Cost $22,835,560)			22,835,560

Total investments in securities (Cost $1,037,250,592) *	100.71%	1,634,666,485
Other assets and liabilities, net	(0.71)	(11,573,489)

Total net assets	100.00%	$1,623,092,996

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $1,038,580,517 and unrealized gains (losses) consists of:

Gross unrealized gains	$599,864,994
Gross unrealized losses	(3,779,026)

Net unrealized gains	$596,085,968

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—July 31, 2015	Wells Fargo Advantage Large Cap Growth Fund	13

Assets
Investments
In unaffiliated securities (including $8,833,608 of securities loaned), at value (cost $1,014,415,032)	$1,611,830,925
In affiliated securities, at value (cost $22,835,560)	22,835,560

Total investments, at value (cost $1,037,250,592)	1,634,666,485
Receivable for investments sold	4,191,534
Receivable for Fund shares sold	740,266
Receivable for dividends	450,474
Receivable for securities lending income	3,771
Prepaid expenses and other assets	63,396

Total assets	1,640,115,926

Liabilities
Payable for investments purchased	4,960,517
Payable for Fund shares redeemed	1,602,985
Payable upon receipt of securities loaned	9,072,800
Management fee payable	778,020
Distribution fees payable	18,110
Administration fees payable	277,670
Accrued expenses and other liabilities	312,828

Total liabilities	17,022,930

Total net assets	$1,623,092,996

NET ASSETS CONSIST OF
Paid-in capital	$955,752,398
Undistributed net investment income	1,032,532
Accumulated net realized gains on investments	68,892,173
Net unrealized gains on investments	597,415,893

Total net assets	$1,623,092,996

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$184,504,170
Shares outstanding – Class A1	3,723,757
Net asset value per share – Class A	$49.55
Maximum offering price per share – Class A2	$52.57
Net assets – Class C	$22,839,262
Shares outstanding – Class C1	478,987
Net asset value per share – Class C	$47.68
Net assets – Class R	$12,086,031
Shares outstanding – Class R1	246,112
Net asset value per share – Class R	$49.11
Net assets – Class R4	$7,204,602
Share outstanding – Class R4[1]	143,430
Net asset value per share – Class R4	$50.23
Net assets – Class R6	$117,741,212
Shares outstanding – Class R6[1]	2,338,913
Net asset value per share – Class R6	$50.34
Net assets – Administrator Class	$262,534,969
Shares outstanding – Administrator Class[1]	5,267,753
Net asset value per share – Administrator Class	$49.84
Net assets – Institutional Class	$534,975,265
Shares outstanding – Institutional Class[1]	10,635,080
Net asset value per share – Institutional Class	$50.30
Net assets – Investor Class	$481,207,485
Shares outstanding – Investor Class[1]	9,734,826
Net asset value per share – Investor Class	$49.43

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Large Cap Growth Fund	Statement of operations—year ended July 31, 2015

Investment income
Dividends (net of foreign withholding taxes of $3,413)	$16,693,248
Securities lending income, net	196,046
Income from affiliated securities	16,807

Total investment income	16,906,101

Expenses
Management fee	10,888,946
Administration fees
Class A	515,794
Class C	58,773
Class R	30,808
Class R4	3,358
Class R6	5,108
Administrator Class	263,629
Institutional Class	522,665
Investor Class	1,537,108
Shareholder servicing fees
Class A	503,950
Class C	57,499
Class R	30,149
Class R4	4,198
Administrator Class	641,530
Investor Class	1,200,318
Distribution fees
Class C	172,495
Class R	30,149
Custody and accounting fees	85,599
Professional fees	45,853
Registration fees	66,500
Shareholder report expenses	89,618
Trustees’ fees and expenses	10,581
Other fees and expenses	27,974

Total expenses	16,792,602
Less: Fee waivers and/or expense reimbursements	(2,013,003)

Net expenses	14,779,599

Net investment income	2,126,502

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	86,753,919
Net change in unrealized gains (losses) on investments	129,352,284

Net realized and unrealized gains (losses) on investments	216,106,203

Net increase in net assets resulting from operations	$218,232,705

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Large Cap Growth Fund	15

	Year ended July 31, 2015		Year ended July 31, 2014

Operations
Net investment income		$2,126,502		$172,848
Net realized gains on investments		86,753,919		60,654,948
Net change in unrealized gains (losses) on investments		129,352,284		174,376,667

Net increase in net assets resulting from operations		218,232,705		235,204,463

Distributions to shareholders from
Net investment income
Class R4		0		(4,387)
Class R6		(5,386)		(7,794)
Administrator Class		0		(59,550)
Institutional Class		(392,482)		(1,868,612)
Net realized gains
Class A		(9,083,839)		(4,658,059)
Class C		(1,024,179)		(653,384)
Class R		(537,456)		(306,050)
Class R4		(95,079)		(60,168)
Class R6		(286,515)		(74,852)
Administrator Class		(10,809,644)		(7,171,992)
Institutional Class		(26,749,730)		(19,978,900)
Investor Class		(21,002,277)		(14,255,159)

Total distributions to shareholders		(69,986,587)		(49,098,907)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	604,229	28,340,904	2,384,131	107,006,712
Class C	91,683	4,185,001	170,033	7,224,612
Class R	83,403	3,934,240	136,101	5,915,209
Class R4	109,342	5,395,990	48,161	2,121,409
Class R6	2,237,120	108,798,050	83,639	3,865,129
Administrator Class	1,113,913	52,906,429	1,144,191	50,164,994
Institutional Class	1,575,447	75,088,702	4,448,404	195,300,403
Investor Class	770,891	36,000,565	987,838	42,995,980

		314,649,881		414,594,448

Reinvestment of distributions
Class A	162,603	7,413,043	82,404	3,548,337
Class C	17,563	774,161	11,441	480,638
Class R	4,111	186,032	2,882	123,532
Class R4	2,062	95,079	1,485	64,555
Class R6	6,321	291,901	1,899	82,646
Administrator Class	235,753	10,802,180	162,979	7,043,571
Institutional Class	511,339	23,607,785	431,004	18,751,184
Investor Class	448,656	20,413,846	322,257	13,857,073

		63,584,027		43,951,536

Payment for shares redeemed
Class A	(1,728,758)	(81,675,715)	(1,093,357)	(48,066,527)
Class C	(147,803)	(6,761,459)	(120,153)	(5,074,286)
Class R	(114,456)	(5,361,082)	(71,737)	(3,119,078)
Class R4	(14,494)	(712,377)	(3,419)	(151,575)
Class R6	(34,221)	(1,666,642)	(12,634)	(551,207)
Administrator Class	(1,474,270)	(70,446,514)	(1,133,872)	(49,716,022)
Institutional Class	(4,464,060)	(215,627,720)	(4,554,967)	(204,052,931)
Investor Class	(1,815,052)	(85,116,561)	(1,219,233)	(53,051,196)

		(467,368,070)		(363,782,822)

Net increase (decrease) in net assets resulting from capital share transactions		(89,134,162)		94,763,162

Total increase in net assets		59,111,956		280,868,718

Net assets
Beginning of period		1,563,981,040		1,283,112,322

End of period		$1,623,092,996		$1,563,981,040

Undistributed (overdistributed) net investment income		$1,032,532		$(661,037)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Large Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$45.30	$39.73	$32.92	$31.62	$24.54
Net investment income (loss)	(0.01)[1]	(0.06)	0.04	(0.12)[1]	(0.10)[1]
Net realized and unrealized gains (losses) on investments	6.33	7.01	6.81	1.42	7.18

Total from investment operations	6.32	6.95	6.85	1.30	7.08
Distributions to shareholders from
Net investment income	0.00	0.00	(0.04)	0.00	0.00
Net realized gains	(2.07)	(1.38)	0.00	0.00	0.00

Total distributions to shareholders	(2.07)	(1.38)	(0.04)	0.00	0.00
Net asset value, end of period	$49.55	$45.30	$39.73	$32.92	$31.62
Total return[2]	14.35%	17.69%	20.84%	4.08%	28.89%
Ratios to average net assets (annualized)
Gross expenses	1.20%	1.22%	1.23%	1.24%	1.25%
Net expenses	1.07%	1.07%	1.07%	1.10%	1.12%
Net investment income (loss)	(0.02)%	(0.17)%	0.09%	(0.37)%	(0.33)%
Supplemental data
Portfolio turnover rate	26%	35%	57%	46%	47%
Net assets, end of period (000s omitted)	$184,504	$212,273	$131,616	$75,149	$2,368

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Large Cap Growth Fund	17

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$43.99	$38.90	$32.43	$31.38	$24.54
Net investment loss	(0.42)	(0.33)	(0.20)	(0.37)[1]	(0.32)[1]
Net realized and unrealized gains (losses) on investments	6.18	6.80	6.67	1.42	7.16

Total from investment operations	5.76	6.47	6.47	1.05	6.84
Distributions to shareholders from
Net realized gains	(2.07)	(1.38)	0.00	0.00	0.00
Net asset value, end of period	$47.68	$43.99	$38.90	$32.43	$31.38
Total return[2]	13.47%	16.81%	19.95%	3.31%	27.91%
Ratios to average net assets (annualized)
Gross expenses	1.95%	1.97%	1.98%	1.99%	2.00%
Net expenses	1.82%	1.82%	1.82%	1.84%	1.87%
Net investment loss	(0.77)%	(0.89)%	(0.65)%	(1.16)%	(1.04)%
Supplemental data
Portfolio turnover rate	26%	35%	57%	46%	47%
Net assets, end of period (000s omitted)	$22,839	$22,767	$17,748	$11,829	$272

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Large Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R	2015	2014	2013	2012[1]
Net asset value, beginning of period	$45.03	$39.59	$32.86	$32.91
Net investment loss	(0.16)	(0.15)	(0.06)[2]	(0.05)[2]
Net realized and unrealized gains (losses) on investments	6.31	6.97	6.80	0.00 [3]

Total from investment operations	6.15	6.82	6.74	(0.05)
Distributions to shareholders from
Net investment income	0.00	0.00	(0.01)	0.00
Net realized gains	(2.07)	(1.38)	0.00	0.00

Total distributions to shareholders	(2.07)	(1.38)	(0.01)	0.00
Net asset value, end of period	$49.11	$45.03	$39.59	$32.86
Total return[4]	14.05%	17.42%	20.53%	(0.15)%
Ratios to average net assets (annualized)
Gross expenses	1.45%	1.47%	1.47%	1.47%
Net expenses	1.32%	1.32%	1.32%	1.32%
Net investment loss	(0.28)%	(0.41)%	(0.16)%	(0.95)%
Supplemental data
Portfolio turnover rate	26%	35%	57%	46%
Net assets, end of period (000s omitted)	$12,086	$12,295	$8,149	$5,065

[1]	For the period from June 15, 2012 (commencement of class operations) to July 31, 2012

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Large Cap Growth Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R4	2015	2014	2013[1]
Net asset value, beginning of period	$45.76	$40.05	$34.26
Net investment income	0.07	0.08	0.09
Net realized and unrealized gains (losses) on investments	6.47	7.11	5.81

Total from investment operations	6.54	7.19	5.90
Distributions to shareholders from
Net investment income	0.00	(0.10)	(0.11)
Net realized gains	(2.07)	(1.38)	0.00

Total distributions to shareholders	(2.07)	(1.48)	(0.11)
Net asset value, end of period	$50.23	$45.76	$40.05
Total return[2]	14.69%	18.07%	17.37%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.89%	0.87%
Net expenses	0.75%	0.75%	0.75%
Net investment income	0.17%	0.17%	0.39%
Supplemental data
Portfolio turnover rate	26%	35%	57%
Net assets, end of period (000s omitted)	$7,205	$2,129	$12

[1]	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Large Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2015	2014	2013[1]
Net asset value, beginning of period	$45.82	$40.11	$34.26
Net investment income	0.07 [2]	0.12	0.15
Net realized and unrealized gains (losses) on investments	6.56	7.11	5.82

Total from investment operations	6.63	7.23	5.97
Distributions to shareholders from
Net investment income	(0.04)	(0.14)	(0.12)
Net realized gains	(2.07)	(1.38)	0.00

Total distributions to shareholders	(2.11)	(1.52)	(0.12)
Net asset value, end of period	$50.34	$45.82	$40.11
Total return[3]	14.88%	18.25%	17.48%
Ratios to average net assets (annualized)
Gross expenses	0.72%	0.74%	0.75%
Net expenses	0.60%	0.60%	0.60%
Net investment income	0.13%	0.29%	0.26%
Supplemental data
Portfolio turnover rate	26%	35%	57%
Net assets, end of period (000s omitted)	$117,741	$5,942	$2,278

[1]	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Large Cap Growth Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$45.50	$39.86	$33.02	$31.67	$24.54
Net investment income (loss)	0.05	(0.01)	0.09 [1]	(0.06)[1]	(0.06)[1]
Net realized and unrealized gains (losses) on investments	6.36	7.04	6.83	1.41	7.19

Total from investment operations	6.41	7.03	6.92	1.35	7.13
Distributions to shareholders from
Net investment income	0.00	(0.01)	(0.08)	0.00	0.00
Net realized gains	(2.07)	(1.38)	0.00	0.00	0.00

Total distributions to shareholders	(2.07)	(1.39)	(0.08)	0.00	0.00
Net asset value, end of period	$49.84	$45.50	$39.86	$33.02	$31.67
Total return	14.48%	17.84%	21.00%	4.26%	29.05%
Ratios to average net assets (annualized)
Gross expenses	1.05%	1.06%	1.07%	1.08%	1.07%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.94%
Net investment income (loss)	0.10%	(0.02)%	0.24%	(0.17)%	(0.19)%
Supplemental data
Portfolio turnover rate	26%	35%	57%	46%	47%
Net assets, end of period (000s omitted)	$262,535	$245,364	$208,053	$75,099	$1,379

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Large Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$45.80	$40.11	$33.16	$31.73	$24.54
Net investment income (loss)	0.19 [1]	0.11	0.20	(0.08)[1]	(0.00)[2]
Net realized and unrealized gains (losses) on investments	6.41	7.09	6.86	1.51	7.19

Total from investment operations	6.60	7.20	7.06	1.43	7.19
Distributions to shareholders from
Net investment income	(0.03)	(0.13)	(0.11)	0.00	0.00
Net realized gains	(2.07)	(1.38)	0.00	0.00	0.00

Total distributions to shareholders	(2.10)	(1.51)	(0.11)	0.00	0.00
Net asset value, end of period	$50.30	$45.80	$40.11	$33.16	$31.73
Total return	14.82%	18.16%	21.34%	4.47%	29.34%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.79%	0.79%	0.80%	0.81%
Net expenses	0.65%	0.65%	0.69%	0.75%	0.75%
Net investment income (loss)	0.40%	0.28%	0.53%	(0.25)%	(0.01)%
Supplemental data
Portfolio turnover rate	26%	35%	57%	46%	47%
Net assets, end of period (000s omitted)	$534,975	$596,006	$508,853	$601,684	$846

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Large Cap Growth Fund	23

(For a share outstanding throughout each period)

	Year ended July 31
INVESTOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$45.23	$39.69	$32.86	$31.59	$24.54
Net investment income (loss)	(0.05)	(0.09)	0.02	(0.07)	(0.06)
Net realized and unrealized gains (losses) on investments	6.32	7.01	6.81	1.34	7.11

Total from investment operations	6.27	6.92	6.83	1.27	7.05
Distributions to shareholders from
Net realized gains	(2.07)	(1.38)	0.00	0.00	0.00
Net asset value, end of period	$49.43	$45.23	$39.69	$32.86	$31.59
Total return	14.25%	17.63%	20.79%	4.02%	28.73%
Ratios to average net assets (annualized)
Gross expenses	1.26%	1.28%	1.28%	1.32%	1.32%
Net expenses	1.13%	1.13%	1.13%	1.18%	1.19%
Net investment income (loss)	(0.08)%	(0.20)%	0.06%	(0.23)%	(0.19)%
Supplemental data
Portfolio turnover rate	26%	35%	57%	46%	47%
Net assets, end of period (000s omitted)	$481,207	$467,205	$406,405	$358,017	$336,128

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Large Cap Growth Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage Large Cap Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued at net asset value when available.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or

Notes to financial statements	Wells Fargo Advantage Large Cap Growth Fund	25

may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At July 31, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$(35,065)	$35,065

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the

26	Wells Fargo Advantage Large Cap Growth Fund	Notes to financial statements

lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$456,023,278	$0	$0	$456,023,278
Consumer staples	80,581,050	0	0	80,581,050
Energy	26,632,660	0	0	26,632,660
Financials	58,507,750	0	0	58,507,750
Health care	291,814,976	0	0	291,814,976
Industrials	159,539,807	0	0	159,539,807
Information technology	482,258,358	0	0	482,258,358
Materials	56,473,046	0	0	56,473,046

Short-term investments
Investment companies	13,762,760	9,072,800	0	22,835,560
Total assets	$1,625,593,685	$9,072,800	$0	$1,634,666,485

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the applicable subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.70% and declining to 0.505% as the average daily net assets of the Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement. For the period from December 1, 2014 through June 30, 2015, Funds Management was entitled to receive an annual fee which started at 0.65% and declined to 0.475% as the average daily net assets of the Fund increased. From August 1, 2014 through November 30, 2014, Funds Management received an annual advisory fee which started at 0.65% and declined to 0.55% as the average daily net assets of the Fund increased. In addition, prior to July 1, 2015, fund-level administrative services were provided by Funds Management under a separate administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of the Fund increased. For the year ended July 31, 2015, the management fee was equivalent to an annual rate of 0.67% of the Fund’s average daily net assets. For financial statement purposes, advisory fees and fund-level administration fees for the year ended July 31, 2015 have been included in management fee on the Statement of Operations.

Notes to financial statements	Wells Fargo Advantage Large Cap Growth Fund	27

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

	Class-level administration fee
	Current rate	Rate prior to July 1, 2015
Class A, Class C, Class R	0.21%	0.26%
Class R4	0.08	0.08
Class R6	0.03	0.03
Administrator Class	0.13	0.10
Institutional Class	0.13	0.08
Investor Class	0.32	0.32

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.07% for Class A shares, 1.82% for Class C shares, 1.32% for Class R shares, 0.75% for Class R4 shares, 0.60% for Class R6 shares, 0.95% for Administrator Class shares, 0.65% for Institutional Class shares, and 1.13% for Investor Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2015, Funds Distributor received $6,370 from the sale of Class A shares and $381 in contingent deferred sales charges from redemptions of Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 shares are charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2015 were $415,226,434 and $546,974,580, respectively.

28	Wells Fargo Advantage Large Cap Growth Fund	Notes to financial statements

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended July 31, 2015, the Fund paid $2,351 in commitment fees.

For the year ended July 31, 2015, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2015 and July 31, 2014 were as follows:

	Year ended July 31
	2015	2014
Ordinary income	$6,459,928	$5,294,410
Long-term capital gain	63,526,659	43,804,497

As of July 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$1,060,676	$70,222,087	$596,085,968

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Large Cap Growth Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Large Cap Growth Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Large Cap Growth Fund as of July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 23, 2015

30	Wells Fargo Advantage Large Cap Growth Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2015.

Pursuant to Section 852 of the Internal Revenue Code, $63,526,659 was designated as long-term capital gain distributions for the fiscal year ended July 31, 2015.

Pursuant to Section 854 of the Internal Revenue Code, $6,459,928 of income dividends paid during the fiscal year ended July 31, 2015 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2015, $6,061,767 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Large Cap Growth Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive), Chair of Taproot Foundation (non-profit organization) and a Board Member of Ruth Bancroft Garden (non-profit organization).	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

32	Wells Fargo Advantage Large Cap Growth Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 72 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Large Cap Growth Fund	33

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage Large Cap Growth Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement (the “Administration Agreement”) applicable to Fund-level administrative services. The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance

34	Wells Fargo Advantage Large Cap Growth Fund	Other information (unaudited)

programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board noted that the performance of the Fund (Investor Class) was higher than or in range of the average performance of the Universe for all periods under review except the one- and three-year periods. The Board also noted that the performance of the Fund was lower than its benchmark, the Russell 1000® Growth Index, for the one-, three- and five-year periods, and in range of its benchmark for the first quarter of 2015 and the ten-year period.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods noted above. The Board took note of the explanations for the relative underperformance in these periods, including with respect to market factors that affected the Fund’s performance and of longer term outperformance and of recent improved performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups. The Board discussed and accepted Funds Management’s proposal to convert the Investor Class shares into Class A shares. The Board also discussed with Funds Management proposed net operating expense ratio cap increases for R4 Class, R6 Class, Institutional Class, and Administrator Class. After further discussions, the Board accepted operating expense ratio cap increases for R4 Class, R6 Class and Institutional Class that were lower than those initially proposed to the Board. In accepting such proposed new net operating expense ratio caps, the Board noted that the Fund’s new net operating expense ratios would still be lower than or in range of the median net operating expense ratios of the expense Groups. The Board and Funds Management agreed not to increase the net operating expense ratio cap on the Administrator Class.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreement and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than or in range of the average rates for the Fund’s expense Groups for all share classes except for the Investor Class. The Board discussed and accepted Funds Management’s proposal to convert the Investor Class shares into Class A shares.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of

Other information (unaudited)	Wells Fargo Advantage Large Cap Growth Fund	35

responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

36	Wells Fargo Advantage Large Cap Growth Fund	Other information (unaudited)

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Advantage Large Cap Growth Fund	37

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

236197 09-15 A209/AR209 07-15

Wells Fargo Advantage

Large Company Value Fund

Annual Report

July 31, 2015

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Large Company Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Generally improving U.S. economic data helped drive a positive return for U.S. large-cap stocks for the reporting period

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Large Company Value Fund for the 12-month period that ended July 31, 2015. Generally improving U.S. economic data helped drive a positive return for U.S. large-cap stocks for the reporting period (as measured by the S&P 500 Index1). In contrast, many economies and markets elsewhere in the world faced ongoing challenges.

Positive U.S. economic data but increased tensions abroad led to heightened market volatility in the last five months of 2014.

Following a negative monthly return for July 2014, the S&P 500 Index bounced back in August on a string of positive economic news, led by a 4.2% revised second-quarter 2014 gross domestic product (GDP) reading. The S&P 500 Index gave back some of its August gains in September, however; stock market volatility increased as positive economic data became overshadowed at times by growing discomfort over escalating tensions in Ukraine and the Middle East and slowing growth in Europe and China. Ultimately, U.S. stocks ended the third quarter up slightly overall, buoyed largely by strong corporate earnings and another upward revision of second-quarter GDP growth (to 4.6%).

The fourth quarter of 2014 brought continued improvement in the U.S.; international economies remained challenged. Strong fourth-quarter results by U.S. stocks helped the S&P 500 Index deliver more than 50 record closes in 2014. The last several, in December, were spurred by investor optimism following U.S. Federal Reserve (Fed) Chair Janet Yellen’s comment that the Fed would be patient in its timing of an interest-rate increase. U.S. stocks also were boosted by positive economic data; November’s 5.8% unemployment rate was down from 7.0% a year earlier, and the number of jobs being added continued to expand. In addition, the U.S. economy’s third-quarter growth rate was revised upward to 5.0% during the quarter, and U.S. companies continued to report strong earnings. The steadily brightening U.S. economy energized consumers, who were further buoyed by much lower prices at the gasoline pump. As the U.S. chugged forward, though, major economies elsewhere in the world faced ongoing challenges. While Japan eased out of a two-quarter contraction, growth in China continued to slow and Russia’s economy contracted for the first time since 2009. In the eurozone, growth remained sluggish; this situation was exacerbated in December by renewed concerns about Greece after its parliament failed to avert a general election that could jeopardize the country’s financial agreements with its creditors.

In the first quarter of 2015, U.S. large caps delivered positive results but underperformed small- and mid-cap stocks; major markets elsewhere rallied.

U.S. large-, mid-, and small-cap stocks tended to move similarly during the quarter until early March, when results began to diverge by market capitalization. Larger caps slipped that month as investor concern grew over the strengthening U.S. dollar’s potentially negative effect on the profits of large U.S. multinational firms; however, stocks of small and midsize companies, which tend to be less affected by movements in the dollar, performed better. Positive stock results were supported by a gradually improving U.S. economy. The labor market continued to grow, along with personal income and consumer confidence. For U.S. businesses, the quarter’s data were mixed; while many companies reported strong earnings, other data indicated potential weakening in manufacturing. Elsewhere in the world, major markets enjoyed positive returns spurred by accommodative monetary policies from major central banks and signs of improvement in some struggling economies.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Large Company Value Fund	3

U.S. large caps experienced challenges during the second quarter of 2015.

The S&P 500 Index fluctuated widely during this quarter, eventually eking out a 0.28% gain for the period. Larger-cap stocks at times were pressured by ongoing investor concerns over the potentially negative effects of financially troubled overseas economies and the strengthening U.S. dollar. The U.S. economy picked up traction during the quarter; consumer spending improved, and positive trends were evident in construction and new-home sales. Jobs growth remained a bright spot as well. Fed officials, who have kept interest rates low while waiting for the U.S. jobs market to sufficiently improve and for inflation to approach their 2% target, made clear that they could take action soon. Throughout the quarter, markets outside the U.S. continued to experience volatility, triggered by uncertainty over the potential impact of financial challenges in other locations—most notably in Greece and Puerto Rico. Questions over slower growth in China caused investor concern as well.

July 2015 brought a bounce-back for U.S. large caps.

U.S. large-cap stocks delivered 2.10% for the month (as measured by the S&P 500 Index). The boost was supported by encouraging U.S. economic data, including positive earnings reports from a range of U.S. companies, increased retail spending by U.S. consumers, and further improvement in the jobs market.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Notice to shareholders

At a meeting held on August 11–12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” will be removed from its name, effective December 15, 2015.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Advantage Large Company Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Phocas Financial Corporation

Portfolio managers

Stephen L. Block, CFA

William F.K. Schaff, CFA

Average annual total returns1 (%) as of July 31, 2015

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WLCAX)	3-31-2008	(0.38)	11.67	5.47	5.72	13.00	6.10	1.23	1.10
Class C (WFLVX)	3-31-2008	3.92	12.14	5.35	4.92	12.14	5.35	1.98	1.85
Administrator Class (WWIDX)	12-31-2001	–	–	–	5.95	13.29	6.43	1.15	0.85
Institutional Class (WLCIX)	3-31-2008	–	–	–	6.14	13.53	6.59	0.90	0.65
Investor Class (SDVIX)	7-1-1993	–	–	–	5.60	12.92	6.04	1.34	1.16
Russell 1000® Value Index[4]	–	–	–	–	6.40	15.08	6.79	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Large Company Value Fund	5

Growth of $10,000 investment[5] as of July 31, 2015

[1]	Historical performance shown for Class A shares prior to their inception reflects the performance of Investor Class shares, and includes the higher expenses applicable to Investor Class shares (except during those periods in which the expenses of Class A shares would have been higher than those of Investor Class shares). If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Investor Class shares and includes the higher expenses applicable to Investor Class shares. If these expenses had not been included, returns would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through November 30, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000 Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was not held in the Fund at the end of the reporting period.

6	Wells Fargo Advantage Large Company Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 1000 Value Index, for the 12-month period that ended July 31, 2015.

■	The Fund’s underperformance was primarily due to weak relative performance in the energy and industrials sectors, which were negatively affected by declines and volatility in the prices of oil and natural gas during the period. The Fund experienced underperformance in the energy sector from companies that are sensitive to oil and gas drilling, such as Marathon Oil Corporation and Noble Energy Incorporated. The Fund had oil and gas exposure in the industrials sector as well, and stocks such as Oshkosh Corporation*, Wesco International Incorporated*, and Dover Corporation* underperformed. A moderate allocation to cash also dampened performance.

■	Holdings in the information technology, health care, and consumer staples sectors aided relative returns. Strong performers included Skyworks Solutions Incorporated; Apple Incorporated; Cigna Corporation; CVS Health Corporation; HCA Holdings Incorporated; and AbbVie Incorporated.

Stock selection was the primary contributor to the Fund’s underperformance

In our opinion, attempting to pick the best-performing sectors is an inconsistent and unrewarding approach to investing. We do not attempt to overweight or underweight economic sectors relative to the benchmark. Instead, we focus on owning securities across all sectors that we believe are fundamentally undervalued. The Fund’s performance is generally driven by stock selection rather than sector allocation, and this reporting period was no exception.

Marathon Oil’s stock disappointed investors over the past year. Oil and gas prices fell precipitously, making profits harder to come by. While Marathon has a substantial amount of oil and gas in its fields, it has scaled back production in some areas because, at current market prices, it is cost prohibitive to bring these commodities up to the surface. We continue to hold Marathon in the belief that it is in a good position to benefit from future commodity price increases. Oshkosh manufactures aerial equipment, all-terrain vehicles used by the military, cement trucks, and garbage trucks. We entered into the position in the belief that the military business was bottoming and the aerial equipment business was improving with the rise in commercial construction. However, weak construction from the oil and gas companies has depressed demand for aerial equipment, thus pressuring the stock as of late.

CVS was a strong performer this year as the Affordable Care Act gave individuals more access to health care. CVS saw a strong upswing in demand for pharmaceuticals, which also allowed it to improve profit margins by leveraging a fixed cost base. We continue to hold CVS based on the belief that the company will continue to benefit from Americans’ greater access to health care. Skyworks was a strong performer again this year. The company provides semiconductors that are found in smartphones, vehicles, medical equipment, and a variety of other devices that are now being connected to the internet. Apple’s products have been a significant driver of Skyworks’ strong growth, but it also saw significant new business from many of its other customers as well. We believe the demand for Skyworks’ semiconductors should continue into the foreseeable future.

Ten largest holdings[6] (%) as of July 31, 2015
JPMorgan Chase & Company	3.10
CVS Health Corporation	3.04
American International Group Incorporated	2.95
Pfizer Incorporated	2.73
Ameriprise Financial Incorporated	2.54
Alexandria Real Estate Equities Incorporated	2.14
Norwegian Cruise Line Holdings Limited	2.14
Exxon Mobil Corporation	2.12
First Republic Bank	2.07
KeyCorp	1.99

We continue to find attractive opportunities.

The global economy has stagnated. The U.S. and Europe are growing slowly. In Asia, led by China, growth is slowing. Recently, we have found a number of companies that we believe will benefit in many types of economies. We funded these purchases with the sales of securities that have risen in value relative to their peers or that have displayed deteriorating business fundamentals, which, in our view, may have prompted overreactions among investors, causing them to sell shares and put pressure on the stocks’ prices.

At times, investors will overestimate risks in a company and these stocks can sell at unreasonably low levels. We added Herbalife Limited, BOK Financial Corporation, and

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Large Company Value Fund	7

Vereit Incorporated. In our view, each of these stocks ought to rise as investors discover the companies’ fundamental strengths despite the risks. We added many companies to the portfolio this year that have good business prospects and relatively low stock prices, in our opinion. Examples of this group include Norwegian Cruise Line Holdings Limited; Ameriprise Financial Incorporated; NXP Semiconductors N.V.; HCA Holdings Incorporated; PerkinElmer Incorporated*; and Ford Motor Company.

Sector distribution[7] as of July 31, 2015

We remain committed to our investment strategy and process.

Over the next 6 to 12 months, we expect more slow growth around the globe. Stocks in many sectors are fairly valued to slightly overvalued, and if interest rates rise significantly, then there is likely to be a shock to the markets. While we don’t believe macroeconomic trends will be negative, it is certainly possible, and perhaps even likely, that oil prices will remain low and negatively affect the business of many companies across several economic sectors. The potential for rising interest rates would be good for banks and insurance companies, but it would be bad news for companies looking to borrow as they refinance or renew their current outstanding loan obligations. Our strategy remains to find the businesses that ought to perform well in many kinds of economies and whose stocks trade at discounts to their peers’ stocks. We believe the stocks in the Fund currently represent this strategy.

Please see footnotes on page 5.

8	Wells Fargo Advantage Large Company Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2015 to July 31, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2015	Ending account value 7-31-2015	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,056.72	$5.61	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.51	1.10%
Class C
Actual	$1,000.00	$1,051.93	$9.41	1.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.62	$9.25	1.85%
Administrator Class
Actual	$1,000.00	$1,057.54	$4.34	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%
Institutional Class
Actual	$1,000.00	$1,058.63	$3.32	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Investor Class
Actual	$1,000.00	$1,055.41	$5.91	1.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.04	$5.81	1.16%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2015	Wells Fargo Advantage Large Company Value Fund	9

Security name	Shares	Value

Common Stocks: 97.44%

Consumer Discretionary: 8.61%

Auto Components: 0.70%
BorgWarner Incorporated	39,966	$1,986,710

Automobiles: 0.93%
Ford Motor Company	177,977	2,639,399

Hotels, Restaurants & Leisure: 2.14%
Norwegian Cruise Line Holdings Limited †	96,951	6,051,681

Household Durables: 1.05%
Newell Rubbermaid Incorporated	68,172	2,950,484

Leisure Products: 0.89%
Mattel Incorporated	108,791	2,525,039

Media: 1.97%
Tegna Incorporated	76,639	2,232,494
The Walt Disney Company	15,438	1,852,560
Viacom Incorporated Class B	26,071	1,486,047

		5,571,101

Textiles, Apparel & Luxury Goods: 0.93%
PVH Corporation	22,521	2,613,337

Consumer Staples: 6.92%

Food & Staples Retailing: 3.67%
CVS Health Corporation	76,305	8,582,023
Rite Aid Corporation †	202,319	1,802,662

		10,384,685

Food Products: 0.96%
TreeHouse Foods Incorporated †	33,061	2,709,680

Household Products: 1.16%
The Procter & Gamble Company	42,610	3,268,187

Personal Products: 1.13%
Herbalife Limited «†	63,572	3,209,750

Energy: 10.69%

Energy Equipment & Services: 1.57%
Baker Hughes Incorporated	76,403	4,442,834

Oil, Gas & Consumable Fuels: 9.12%
Chevron Corporation	30,738	2,719,698
ConocoPhillips	66,457	3,345,445
Exxon Mobil Corporation	75,560	5,985,108
Marathon Oil Corporation	199,174	4,184,646

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Large Company Value Fund	Portfolio of investments—July 31, 2015

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Noble Energy Incorporated	101,717	$3,583,490
Valero Energy Corporation	64,165	4,209,224
Whiting Petroleum Corporation †	84,592	1,733,290

		25,760,901

Financials: 31.41%

Banks: 13.16%
Bank of America Corporation	222,274	3,974,259
BOK Financial Corporation	84,152	5,592,742
Citigroup Incorporated	71,997	4,208,945
First Republic Bank	91,630	5,845,078
JPMorgan Chase & Company	127,937	8,767,523
KeyCorp	379,933	5,638,206
SunTrust Banks Incorporated	71,580	3,173,857

		37,200,610

Capital Markets: 3.71%
Ameriprise Financial Incorporated	57,069	7,171,857
Goldman Sachs Group Incorporated	16,216	3,325,415

		10,497,272

Insurance: 8.43%
ACE Limited	24,676	2,684,009
American International Group Incorporated	130,137	8,344,384
Endurance Specialty Holdings Limited	60,793	4,224,506
MetLife Incorporated	93,344	5,202,995
The Hartford Financial Services Group Incorporated	70,703	3,361,928

		23,817,822

REITs: 6.11%
Alexandria Real Estate Equities Incorporated	65,356	6,059,155
Equity Residential	57,801	4,324,093
LaSalle Hotel Properties	117,060	3,894,586
VEREIT Incorporated	342,192	2,997,602

		17,275,436

Health Care: 13.45%

Biotechnology: 2.05%
Baxalta Incorporated †	89,325	2,932,540
Gilead Sciences Incorporated	24,253	2,858,459

		5,790,999

Health Care Equipment & Supplies: 1.90%
Baxter International Incorporated	43,207	1,731,737
Medtronic plc	46,302	3,629,614

		5,361,351

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2015	Wells Fargo Advantage Large Company Value Fund	11

Security name	Shares	Value

Health Care Providers & Services: 2.03%
Cigna Corporation	19,358	$2,788,713
HCA Holdings Incorporated †	31,885	2,965,624

		5,754,337

Pharmaceuticals: 7.47%
AbbVie Incorporated	49,254	3,448,273
Allergan plc †	11,768	3,896,973
Johnson & Johnson	26,591	2,664,684
Merck & Company Incorporated	57,643	3,398,631
Pfizer Incorporated	213,920	7,713,955

		21,122,516

Industrials: 8.79%

Aerospace & Defense: 1.62%
Raytheon Company	41,839	4,564,217

Airlines: 0.43%
United Continental Holdings Incorporated †	21,771	1,227,667

Commercial Services & Supplies: 1.19%
West Corporation	116,842	3,370,892

Electrical Equipment: 0.89%
Eaton Corporation plc	41,313	2,502,742

Industrial Conglomerates: 1.39%
General Electric Company	150,357	3,924,318

Machinery: 1.70%
Crane Company	31,876	1,695,803
Stanley Black & Decker Incorporated	29,568	3,119,128

		4,814,931

Road & Rail: 1.57%
AMERCO	5,021	1,804,397
Con-way Incorporated	68,058	2,639,970

		4,444,367

Information Technology: 9.16%

Communications Equipment: 0.99%
Cisco Systems Incorporated	98,068	2,787,093

Electronic Equipment, Instruments & Components: 1.82%
Synnex Corporation	48,695	3,682,803
TE Connectivity Limited	23,850	1,452,942

		5,135,745

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Large Company Value Fund	Portfolio of investments—July 31, 2015

Security name	Shares	Value

Internet Software & Services: 1.71%
Google Incorporated Class C †	5,237	$3,276,320
Yahoo! Incorporated †	42,821	1,570,246

		4,846,566

Semiconductors & Semiconductor Equipment: 2.31%
NXP Semiconductors NV †	43,020	4,172,510
Skyworks Solutions Incorporated	24,712	2,364,197

		6,536,707

Technology Hardware, Storage & Peripherals: 2.33%
Apple Incorporated	24,548	2,977,672
NCR Corporation †	88,376	2,433,875
Seagate Technology plc «	23,241	1,175,995

		6,587,542

Materials: 2.17%

Chemicals: 0.52%
Cabot Corporation	41,539	1,461,342

Containers & Packaging: 1.09%
Crown Holdings Incorporated †	59,598	3,069,893

Paper & Forest Products: 0.56%
International Paper Company	33,169	1,587,800

Telecommunication Services: 2.62%

Diversified Telecommunication Services: 2.62%
AT&T Incorporated	130,570	4,536,002
Verizon Communications Incorporated	61,519	2,878,474

		7,414,476

Utilities: 3.62%

Electric Utilities: 2.81%
Duke Energy Corporation	52,868	3,923,863
The Southern Company	90,025	4,026,818

		7,950,681

Gas Utilities: 0.81%
Atmos Energy Corporation	41,394	2,289,088

Total Common Stocks (Cost $221,504,197)		275,450,198

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2015	Wells Fargo Advantage Large Company Value Fund	13

Security name	Yield	Shares	Value

Short-Term Investments: 4.14%

Investment Companies: 4.14%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.14%	3,950,375	$3,950,375
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.13	7,739,468	7,739,468

Total Short-Term Investments (Cost $11,689,843)			11,689,843

Total investments in securities (Cost $233,194,040) *	101.58%	287,140,041
Other assets and liabilities, net	(1.58)	(4,459,962)

Total net assets	100.00%	$282,680,079

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $236,149,915 and unrealized gains (losses) consists of:

Gross unrealized gains	$65,413,503
Gross unrealized losses	(14,423,377)

Net unrealized gains	$50,990,126

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Large Company Value Fund	Statement of assets and liabilities—July 31, 2015

Assets
Investments
In unaffiliated securities (including $3,814,415 of securities loaned), at value (cost $221,504,197)	$275,450,198
In affiliated securities, at value (cost $11,689,843)	11,689,843

Total investments, at value (cost $233,194,040)	287,140,041
Receivable for investments sold	4,729,047
Receivable for Fund shares sold	25,851
Receivable for dividends	402,966
Receivable for securities lending income	7,251
Prepaid expenses and other assets	49,320

Total assets	292,354,476

Liabilities
Payable for investments purchased	5,207,695
Payable for Fund shares redeemed	180,146
Payable upon receipt of securities loaned	3,950,375
Management fee payable	136,700
Distribution fee payable	3,158
Administration fees payable	66,227
Accrued expenses and other liabilities	130,096

Total liabilities	9,674,397

Total net assets	$282,680,079

NET ASSETS CONSIST OF
Paid-in capital	$216,827,744
Undistributed net investment income	101,225
Accumulated net realized gains on investments	11,805,109
Net unrealized gains on investments	53,946,001

Total net assets	$282,680,079

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$104,453,275
Shares outstanding – Class A1	6,488,794
Net asset value per share – Class A	$16.10
Maximum offering price per share – Class A2	$17.08
Net assets – Class C	$4,487,867
Shares outstanding – Class C1	273,473
Net asset value per share – Class C	$16.41
Net assets – Administrator Class	$30,177,366
Shares outstanding – Administrator Class[1]	1,862,851
Net asset value per share – Administrator Class	$16.20
Net assets – Institutional Class	$1,483,112
Shares outstanding – Institutional Class[1]	91,693
Net asset value per share – Institutional Class	$16.17
Net assets – Investor Class	$142,078,459
Shares outstanding – Investor Class[1]	8,576,814
Net asset value per share – Investor Class	$16.57

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended July 31, 2015	Wells Fargo Advantage Large Company Value Fund	15

Investment income
Dividends (net of foreign withholding taxes of $14,301)	$5,521,371
Securities lending income, net	42,352
Income from affiliated securities	6,494

Total investment income	5,570,217

Expenses
Management fee	2,093,365
Administration fees
Class A	285,915
Class C	11,881
Administrator Class	35,108
Institutional Class	1,240
Investor Class	469,995
Shareholder servicing fees
Class A	279,508
Class C	11,622
Administrator Class	85,393
Investor Class	366,465
Distribution fee
Class C	34,867
Custody and accounting fees	21,802
Professional fees	45,475
Registration fees	56,651
Shareholder report expenses	52,284
Trustees’ fees and expenses	11,733
Other fees and expenses	10,057

Total expenses	3,873,361
Less: Fee waivers and/or expense reimbursements	(553,047)

Net expenses	3,320,314

Net investment income	2,249,903

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	31,510,363
Net change in unrealized gains (losses) on investments	(16,922,395)

Net realized and unrealized gains (losses) on investments	14,587,968

Net increase in net assets resulting from operations	$16,837,871

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Large Company Value Fund	Statement of changes in net assets

	Year ended July 31, 2015		Year ended July 31, 2014

Operations
Net investment income		$2,249,903		$1,848,473
Net realized gains on investments		31,510,363		39,715,628
Net change in unrealized gains (losses) on investments		(16,922,395)		(2,444,555)

Net increase in net assets resulting from operations		16,837,871		39,119,546

Distributions to shareholders from
Net investment income
Class A		(879,902)		(625,503)
Class C		(2,940)		(2,997)
Administrator Class		(376,690)		(269,425)
Institutional Class		(21,092)		(12,375)
Investor Class		(1,017,744)		(668,519)
Net realized gains
Class A		(9,704,404)		(11,065,973)
Class C		(389,854)		(448,468)
Administrator Class		(3,048,826)		(3,552,432)
Institutional Class		(160,301)		(122,590)
Investor Class		(12,477,097)		(13,095,944)

Total distributions to shareholders		(28,078,850)		(29,864,226)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	123,205	2,013,071	206,529	3,419,892
Class C	38,787	642,242	34,216	581,634
Administrator Class	119,049	1,984,735	224,328	3,712,144
Institutional Class	70,995	1,223,711	8,867	147,541
Investor Class	320,863	5,443,693	416,128	7,103,375

		11,307,452		14,964,586

Reinvestment of distributions
Class A	651,156	10,256,986	712,472	11,432,349
Class C	21,352	341,919	24,127	394,545
Administrator Class	197,644	3,137,103	209,544	3,383,843
Institutional Class	6,036	95,717	7,706	124,367
Investor Class	800,321	12,965,138	797,069	13,123,493

		26,796,863		28,458,597

Payment for shares redeemed
Class A	(1,205,076)	(20,028,888)	(1,072,642)	(17,848,323)
Class C	(58,702)	(985,449)	(58,373)	(969,833)
Administrator Class	(580,514)	(9,574,977)	(662,954)	(11,056,702)
Institutional Class	(36,394)	(597,478)	(166,124)	(2,726,544)
Investor Class	(1,044,020)	(17,642,122)	(974,086)	(16,531,264)

		(48,828,914)		(49,132,666)

Net decrease in net assets resulting from capital share transactions		(10,724,599)		(5,709,483)

Total increase (decrease) in net assets		(21,965,578)		3,545,837

Net assets
Beginning of period		304,645,657		301,099,820

End of period		$282,680,079		$304,645,657

Undistributed net investment income		$101,225		$289,546

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Large Company Value Fund	17

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.82	$16.39	$12.96	$12.61	$11.04
Net investment income	0.13 [1]	0.10	0.14	0.17	0.12
Net realized and unrealized gains (losses) on investments	0.78	2.04	3.48	0.35	1.51

Total from investment operations	0.91	2.14	3.62	0.52	1.63
Distributions to shareholders from
Net investment income	(0.13)	(0.09)	(0.19)	(0.17)	(0.06)
Net realized gains	(1.50)	(1.62)	0.00	0.00	0.00

Total distributions to shareholders	(1.63)	(1.71)	(0.19)	(0.17)	(0.06)
Net asset value, end of period	$16.10	$16.82	$16.39	$12.96	$12.61
Total return[2]	5.72%	13.68%	28.16%	4.21%	14.77%
Ratios to average net assets (annualized)
Gross expenses	1.27%	1.28%	1.28%	1.27%	1.32%
Net expenses	1.10%	1.10%	1.10%	1.10%	1.25%
Net investment income	0.76%	0.61%	1.00%	1.29%	0.74%
Supplemental data
Portfolio turnover rate	71%	59%	78%	37%	35%
Net assets, end of period (000s omitted)	$104,453	$116,398	$115,895	$103,195	$642

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Large Company Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$17.12	$16.70	$13.21	$12.81	$11.26
Net investment income (loss)	0.00 [1]	(0.02)	0.04	0.09	0.01
Net realized and unrealized gains (losses) on investments	0.80	2.07	3.54	0.36	1.55

Total from investment operations	0.80	2.05	3.58	0.45	1.56
Distributions to shareholders from
Net investment income	(0.01)	(0.01)	(0.09)	(0.05)	(0.01)
Net realized gains	(1.50)	(1.62)	0.00	0.00	0.00

Total distributions to shareholders	(1.51)	(1.63)	(0.09)	(0.05)	(0.01)
Net asset value, end of period	$16.41	$17.12	$16.70	$13.21	$12.81
Total return[2]	4.92%	12.83%	27.17%	3.49%	13.85%
Ratios to average net assets (annualized)
Gross expenses	2.02%	2.03%	2.03%	2.02%	2.08%
Net expenses	1.85%	1.85%	1.85%	1.85%	2.00%
Net investment income (loss)	0.01%	(0.14)%	0.25%	0.54%	0.04%
Supplemental data
Portfolio turnover rate	71%	59%	78%	37%	35%
Net assets, end of period (000s omitted)	$4,488	$4,659	$4,543	$4,022	$513

[1]	Amount is less than $0.005.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Large Company Value Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.93	$16.47	$13.02	$12.68	$11.08
Net investment income	0.17	0.15	0.21	0.19 [1]	0.11
Net realized and unrealized gains (losses) on investments	0.78	2.05	3.46	0.36	1.56

Total from investment operations	0.95	2.20	3.67	0.55	1.67
Distributions to shareholders from
Net investment income	(0.18)	(0.12)	(0.22)	(0.21)	(0.07)
Net realized gains	(1.50)	(1.62)	0.00	0.00	0.00

Total distributions to shareholders	(1.68)	(1.74)	(0.22)	(0.21)	(0.07)
Net asset value, end of period	$16.20	$16.93	$16.47	$13.02	$12.68
Total return	5.95%	13.94%	28.52%	4.47%	15.12%
Ratios to average net assets (annualized)
Gross expenses	1.12%	1.12%	1.10%	1.11%	1.17%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.96%
Net investment income	1.01%	0.86%	1.28%	1.54%	1.93%
Supplemental data
Portfolio turnover rate	71%	59%	78%	37%	35%
Net assets, end of period (000s omitted)	$30,177	$36,002	$38,798	$176,623	$667

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Large Company Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.91	$16.44	$13.00	$12.68	$11.08
Net investment income	0.20 [1]	0.18 [1]	0.26 [1]	0.22	0.14
Net realized and unrealized gains (losses) on investments	0.78	2.05	3.45	0.35	1.54

Total from investment operations	0.98	2.23	3.71	0.57	1.68
Distributions to shareholders from
Net investment income	(0.22)	(0.14)	(0.27)	(0.25)	(0.08)
Net realized gains	(1.50)	(1.62)	0.00	0.00	0.00

Total distributions to shareholders	(1.72)	(1.76)	(0.27)	(0.25)	(0.08)
Net asset value, end of period	$16.17	$16.91	$16.44	$13.00	$12.68
Total return	6.14%	14.16%	28.93%	4.67%	15.36%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.85%	0.84%	0.85%	0.89%
Net expenses	0.65%	0.65%	0.65%	0.66%	0.75%
Net investment income	1.23%	1.10%	1.83%	1.80%	1.12%
Supplemental data
Portfolio turnover rate	71%	59%	78%	37%	35%
Net assets, end of period (000s omitted)	$1,483	$863	$3,299	$15,924	$14,401

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Large Company Value Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
INVESTOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$17.26	$16.77	$13.26	$12.89	$11.28
Net investment income	0.12	0.09	0.14	0.16	0.09
Net realized and unrealized gains (losses) on investments	0.81	2.10	3.55	0.36	1.57

Total from investment operations	0.93	2.19	3.69	0.52	1.66
Distributions to shareholders from
Net investment income	(0.12)	(0.08)	(0.18)	(0.15)	(0.05)
Net realized gains	(1.50)	(1.62)	0.00	0.00	0.00

Total distributions to shareholders	(1.62)	(1.70)	(0.18)	(0.15)	(0.05)
Net asset value, end of period	$16.57	$17.26	$16.77	$13.26	$12.89
Total return	5.60%	13.60%	28.12%	4.09%	14.75%
Ratios to average net assets (annualized)
Gross expenses	1.34%	1.34%	1.34%	1.34%	1.40%
Net expenses	1.16%	1.16%	1.16%	1.18%	1.32%
Net investment income	0.70%	0.55%	0.94%	1.27%	0.74%
Supplemental data
Portfolio turnover rate	71%	59%	78%	37%	35%
Net assets, end of period (000s omitted)	$142,078	$146,723	$138,565	$123,774	$110,554

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Large Company Value Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage Large Company Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued at net asset value when available.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or

Notes to financial statements	Wells Fargo Advantage Large Company Value Fund	23

may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to dividends from certain securities. At July 31, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$(139,856)	$139,856

As of July 31, 2015, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $4,679,794 expiring in 2016.

24	Wells Fargo Advantage Large Company Value Fund	Notes to financial statements

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$24,337,751	$0	$0	$24,337,751
Consumer staples	19,572,302	0	0	19,572,302
Energy	30,203,735	0	0	30,203,735
Financials	88,791,140	0	0	88,791,140
Health care	38,029,203	0	0	38,029,203
Industrials	24,849,134	0	0	24,849,134
Information technology	25,893,653	0	0	25,893,653
Materials	6,119,035	0	0	6,119,035
Telecommunication services	7,414,476	0	0	7,414,476
Utilities	10,239,769	0	0	10,239,769

Short-term investments
Investment companies	7,739,468	3,950,375	0	11,689,843
Total assets	$283,189,666	$3,950,375	$0	$287,140,041

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

Notes to financial statements	Wells Fargo Advantage Large Company Value Fund	25

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the applicable subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.70% and declining to 0.505% as the average daily net assets of the Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement. For the period from December 1, 2014 through June 30, 2015, Funds Management was entitled to receive an annual fee which started at 0.65% and declined to 0.475% as the average daily net assets of the Fund increased. From August 1, 2014 through November 30, 2014, Funds Management received an annual advisory fee which started at 0.65% and declined to 0.55% as the average daily net assets of the Fund increased. In addition, prior to July 1, 2015, fund-level administrative services were provided by Funds Management under a separate administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of the Fund increased. For the year ended July 31, 2015, the management fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets. For financial statement purposes, advisory fees and fund-level administration fees for the year ended July 31, 2015 have been included in management fee on the Statement of Operations.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Phocas Financial Corporation is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.29% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

	Class-level administration fee
	Current rate	Rate prior to July 1, 2015
Class A, Class C	0.21%	0.26%
Administrator Class	0.13	0.10
Institutional Class	0.13	0.08
Investor Class	0.32	0.32

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.10% for Class A shares, 1.85% for Class C shares, 0.85% for Administrator Class shares, 0.65% for Institutional Class shares and 1.16% for Investor Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

26	Wells Fargo Advantage Large Company Value Fund	Notes to financial statements

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemptions of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2015, Funds Distributor received $3,926 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2015 were $207,085,454 and $246,554,417, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended July 31, 2015, the Fund paid $440 in commitment fees.

For the year ended July 31, 2015, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2015 and July 31, 2014 were as follows:

	Year ended July 31
	2015	2014
Ordinary income	$2,298,368	$1,578,819
Long-term capital gains	25,780,482	28,285,407

As of July 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Capital loss carryforward
$113,976	$19,440,778	$50,990,126	$(4,679,794)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Large Company Value Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Large Company Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Large Company Value Fund as of July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 23, 2015

28	Wells Fargo Advantage Large Company Value Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2015.

Pursuant to Section 852 of the Internal Revenue Code, $25,780,482 was designated as long-term capital gain distributions for the fiscal year ended July 31, 2015.

Pursuant to Section 854 of the Internal Revenue Code, $2,298,368 of income dividends paid during the fiscal year ended July 31, 2015 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2015, $2,393 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a 1-day delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Large Company Value Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive), Chair of Taproot Foundation (non-profit organization) and a Board Member of Ruth Bancroft Garden (non-profit organization).	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

30	Wells Fargo Advantage Large Company Value Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 72 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Large Company Value Fund	31

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND
SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage Large Company Value Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Phocas Financial Corporation (the “Sub-Adviser”). The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement (the “Administration Agreement”) applicable to Fund-level administrative services. The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

32	Wells Fargo Advantage Large Company Value Fund	Other information (unaudited)

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than or in range of the Universe for all periods under review except the one-year period. The Board also noted that the performance of the Fund was lower than its benchmark, the Russell 1000® Value Index, for all periods under review except the first quarter of 2015 and the ten-year period.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods noted above. The Board took note of the explanations for the relative underperformance in these periods, including with respect to sector allocations and investment decisions that affected the Fund’s performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups. The Board discussed and accepted Funds Management’s proposal to convert the Investor Class shares into Class A shares, and to increase the net operating expense ratio caps for the Administrator Class and Institutional Class. In accepting such proposed new net operating expense ratio caps, the Board noted that the Fund’s new net operating expense ratios would still be lower than or in range of the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreement and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share class except for the Investor Class and Class A. The Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all share classes, including Investor Class and Class A. The Board also noted that it accepted Funds Management’s proposal to convert the Investor Class shares into Class A shares.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. The Board considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Lipper to be similar to the Fund. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. The Board also considered that the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s length basis.

Other information (unaudited)	Wells Fargo Advantage Large Company Value Fund	33

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. The Board did not consider profitability with respect to the Sub-Adviser, as the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s-length basis.

Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about fees earned by Funds Management from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

34	Wells Fargo Advantage Large Company Value Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

236198 09-15 A210/AR210 07-15

Wells Fargo Advantage Omega Growth Fund

Annual Report

July 31, 2015

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Omega Growth Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Generally improving U.S. economic data helped drive a positive return for U.S. large-cap stocks for the reporting period

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Omega Growth Fund for the 12-month period that ended July 31, 2015. Generally improving U.S. economic data helped drive a positive return for U.S. large-cap stocks for the reporting period (as measured by the S&P 500 Index1). In contrast, many economies and markets elsewhere in the world faced ongoing challenges.

Positive U.S. economic data but increased tensions abroad led to heightened market volatility in the last five months of 2014.

Following a negative monthly return for July 2014, the S&P 500 Index bounced back in August on a string of positive economic news, led by a 4.2% revised second-quarter 2014 gross domestic product (GDP) reading. The S&P 500 Index gave back some of its August gains in September, however; stock market volatility increased as positive economic data became overshadowed at times by growing discomfort over escalating tensions in Ukraine and the Middle East and slowing growth in Europe and China. Ultimately, U.S. stocks ended the third quarter up slightly overall, buoyed largely by strong corporate earnings and another upward revision of second-quarter GDP growth (to 4.6%).

The fourth quarter of 2014 brought continued improvement in the U.S.; international economies remained challenged. Strong fourth-quarter results by U.S. stocks helped the S&P 500 Index deliver more than 50 record closes in 2014. The last several, in December, were spurred by investor optimism following U.S. Federal Reserve (Fed) Chair Janet Yellen’s comment that the Fed would be patient in its timing of an interest-rate increase. U.S. stocks also were boosted by positive economic data; November’s 5.8% unemployment rate was down from 7.0% a year earlier, and the number of jobs being added continued to expand. In addition, the U.S. economy’s third-quarter growth rate was revised upward to 5.0% during the quarter, and U.S. companies continued to report strong earnings. The steadily brightening U.S. economy energized consumers, who were further buoyed by much lower prices at the gasoline pump. As the U.S. chugged forward, though, major economies elsewhere in the world faced ongoing challenges. While Japan eased out of a two-quarter contraction, growth in China continued to slow and Russia’s economy contracted for the first time since 2009. In the eurozone, growth remained sluggish; this situation was exacerbated in December by renewed concerns about Greece after its parliament failed to avert a general election that could jeopardize the country’s financial agreements with its creditors.

In the first quarter of 2015, U.S. large caps delivered positive results but underperformed small- and mid-cap stocks; major markets elsewhere rallied.

U.S. large-, mid-, and small-cap stocks tended to move similarly during the quarter until early March, when results began to diverge by market capitalization. Larger caps slipped that month as investor concern grew over the strengthening U.S. dollar’s potentially negative effect on the profits of large U.S. multinational firms; however, stocks of small and midsize companies, which tend to be less affected by movements in the dollar, performed better. Positive stock results were supported by a gradually improving U.S. economy. The labor market continued to grow, along with personal income and consumer confidence. For U.S. businesses, the quarter’s data were mixed; while many companies reported strong earnings, other data indicated potential weakening in manufacturing. Elsewhere in the world, major markets enjoyed positive returns spurred by accommodative monetary policies from major central banks and signs of improvement in some struggling economies.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Omega Growth Fund	3

U.S. large caps experienced challenges during the second quarter of 2015.

The S&P 500 Index fluctuated widely during this quarter, eventually eking out a 0.28% gain for the period. Larger-cap stocks at times were pressured by ongoing investor concerns over the potentially negative effects of financially troubled overseas economies and the strengthening U.S. dollar. The U.S. economy picked up traction during the quarter; consumer spending improved, and positive trends were evident in construction and new-home sales. Jobs growth remained a bright spot as well. Fed officials, who have kept interest rates low while waiting for the U.S. jobs market to sufficiently improve and for inflation to approach their 2% target, made clear that they could take action soon. Throughout the quarter, markets outside the U.S. continued to experience volatility, triggered by uncertainty over the potential impact of financial challenges in other locations—most notably in Greece and Puerto Rico. Questions over slower growth in China caused investor concern as well.

July 2015 brought a bounce-back for U.S. large caps.

U.S. large-cap stocks delivered 2.10% for the month (as measured by the S&P 500 Index). The boost was supported by encouraging U.S. economic data, including positive earnings reports from a range of U.S. companies, increased retail spending by U.S. consumers, and further improvement in the jobs market.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Notice to shareholders

At a meeting held on August 11–12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” will be removed from its name, effective December 15, 2015.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Advantage Omega Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Thomas J. Pence, CFA

Michael T. Smith, CFA

Average annual total returns1 (%) as of July 31, 2015

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKOAX)	4-29-1968	4.29	14.94	9.18	10.65	16.31	9.83	1.27	1.27
Class B (EKOBX)*	8-2-1993	5.19	15.21	9.26	9.82	15.43	9.26	2.02	2.02
Class C (EKOCX)	8-2-1993	8.79	15.43	9.02	9.79	15.43	9.02	2.02	2.02
Class R (EKORX)	10-10-2003	–	–	–	10.38	16.02	9.57	1.52	1.52
Administrator Class (EOMYX)	1-13-1997	–	–	–	10.91	16.59	10.11	1.19	1.05
Institutional Class (EKONX)	7-30-2010	–	–	–	11.20	16.88	10.25	0.94	0.80
Russell 3000® Growth Index[4]	–	–	–	–	16.37	17.76	8.96	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Omega Growth Fund	5

Growth of $10,000 investment[5] as of July 31, 2015

[1]	Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Omega Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through November 30, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 1.30% for Class A, 2.05% for Class B, 2.05% for Class C, 1.55% for Class R, 1.05% for Administrator Class, and 0.80% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 3000 Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was not held in the Fund at the end of the reporting period.

6	Wells Fargo Advantage Omega Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 3000 Growth Index, for the 12-month period that ended July 31, 2015.

■	Results in the consumer discretionary and energy sectors detracted from performance.

■	Stock selection in the consumer staples and information technology (IT) sectors benefited performance.

The U.S. stock market performed strongly over the 12-month period, responding positively to improving economic data that pointed to continued recovery in the U.S. economy. While other countries, such as China and several eurozone nations, struggled with slowing growth and deflation concerns, the U.S. improved steadily in a wide range of metrics. As a result, investing in the U.S. tended to appear more attractive compared with investing in many other areas of the world.

Ten largest holdings[6] (%) as of July 31, 2015
Apple Incorporated	6.52
Amazon.com Incorporated	3.51
Facebook Incorporated Class A	3.19
Visa Incorporated Class A	2.70
The Home Depot Incorporated	2.29
ServiceMaster Global Holdings Incorporated	2.27
Celgene Corporation	2.15
McGraw Hill Financial Incorporated	2.12
SEI Investments Company	1.98
Google Incorporated Class C	1.95

The Fund’s holdings in the consumer discretionary and energy sectors hindered performance relative to the Russell 3000 Growth Index.

In the Fund’s consumer discretionary sector, MGM Resorts International detracted significantly over the period. Although the strong gaming market in Macau had been a key growth driver for many gaming stocks, sentiment for the Macau market turned negative in 2014 as China’s government began implementing new regulations. Also, Hong Kong protests led to a rash of Macau hotel-room cancellations during a busy holiday period. While the company reported some better-than-expected results in Macau and Las Vegas, we exited the position, as recent negative headlines weighed on the stock in favor of what we viewed as better opportunities.

Historically, our fundamentally based investment process generally has been challenged during times when stock prices were driven by macroeconomic factors rather than by company-specific fundamentals. This dynamic was apparent over the reporting period within the energy sector, where crude-oil prices and the majority of energy-related stocks experienced extreme price volatility. Our energy stock selection has focused primarily on quality U.S. exploration and production (E&P) companies with strong production growth in attractive basins. We have invested in producers we believed could grow profitably despite the movements in oil prices. However, the sector’s recent performance left little doubt that investors have been treating many E&P companies as proxies for oil prices; holdings such as Antero Resources Corporation* and Pioneer Natural Resources Company* detracted from performance, illustrating this extreme volatility. As falling commodity prices led to significant drops in production, energy equipment and service providers were especially hard hit; as a result, both Halliburton Company* and Nabors Industries Limited* detracted significantly from performance.

Sector distribution[7] as of July 31, 2015

Stock selection in the consumer staples and IT sectors aided Fund performance.

Within the consumer staples sector, beer and wine manufacturer Constellation Brands, Incorporated, rose sharply over the period, contributing substantially to Fund performance. Constellation’s results reflected a strengthening U.S. consumer and the revenue and cost synergies resulting from the company’s acquisition of Grupo Modelo S.A.B. de C.V.’s U.S. beer business. Constellation remains a true self-help story as the company continues to pay down debt and invest in new products and brand extensions. In the IT sector, Palo Alto Networks, Incorporated, continued a strong run of outperformance. With the proliferation of high-profile hacks and data

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Omega Growth Fund	7

breaches, Palo Alto’s network firewall solutions are proving to be highly valuable to enterprise and governmental customers. Spending on security and data protection has exploded in recent years, and Palo Alto has been a key beneficiary. While we maintain an outlook for strong earnings growth from the company, we are closely monitoring valuation and the potential for near-term market saturation. Because its core business has been so successful, Palo Alto may need to develop ancillary products to drive new vectors of growth.

Recent market dynamics support our confidence in the Fund’s positioning.

While summer brings blue skies and sunshine to most of the country, the forecast for the U.S. stock market may be considerably cloudier; visibility is low, and a number of economic and geopolitical factors may cause storms for investors in coming months. China continues to struggle in its attempt to reaccelerate growth, Japan remains vigilant in its fight against deflation, and Greece’s debt crisis remains a lingering black cloud over global financial markets. Despite the situation in Greece, signs of stabilization have become evident elsewhere in Europe. In Germany, for example, manufacturers have been bolstered by a weak euro, and bund interest rates have spiked upward. We view the global economic picture as hazy at best.

Given our view, we have centered Fund positioning on firms and industries with a higher level of visibility, choosing to focus on firms we believe could make their own luck. While true secular growth remains scarce, we continue to find opportunities related to the U.S. consumer. Specifically, we have focused on the trend of growth in household formations driven by Millennials, which has created a virtuous cycle of consumer spending. Other consumer-related Fund holdings are focused on travel, health and wellness, and e-commerce. We also see pockets of secular growth in the traditional growth sectors of health care and IT. Within financials, we have selected holdings that could benefit from improving conditions in commercial real estate. Also, we have maintained a few high-conviction holdings in companies tied to the cyclical U.S. industrials sector.

No one likes getting caught in traffic; at times over the past few years, however, fundamental, bottom-up managers—like us—have felt as if we were. The market has appeared to be moving down the road toward rewarding strong underlying fundamentals, only to be stymied by a macroeconomic or geopolitical event that halts progress. However, we have built a portfolio with a strong engine of secular growth that may perform well when the road opens up. In fact, recently we have seen encouraging signs of traffic clearing: Investors have begun reacting rationally to better-than-expected corporate earnings, and fundamentals seem to matter more now than they did in 2014. Although further delays may lie ahead, we will continue to drive the same as we always have: by building portfolios based on bottom-up, fundamental research; balancing risk and return; and weighting the Fund toward our highest-conviction ideas. We remain confident that our disciplined process has the potential to transport shareholders to their desired destinations.

Please see footnotes on page 5.

8	Wells Fargo Advantage Omega Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2015 to July 31, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2015	Ending account value 7-31-2015	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,088.33	$6.73	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.51	1.30%
Class B
Actual	$1,000.00	$1,084.27	$10.59	2.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.63	$10.24	2.05%
Class C
Actual	$1,000.00	$1,084.01	$10.59	2.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.63	$10.24	2.05%
Class R
Actual	$1,000.00	$1,087.14	$8.02	1.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.11	$7.75	1.55%
Administrator Class
Actual	$1,000.00	$1,089.59	$5.44	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	$5.26	1.05%
Institutional Class
Actual	$1,000.00	$1,091.04	$4.15	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01	0.80%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2015	Wells Fargo Advantage Omega Growth Fund	9

Security name	Shares	Value

Common Stocks: 99.02%

Consumer Discretionary: 19.51%

Auto Components: 1.30%
Delphi Automotive plc	163,900	$12,797,312

Diversified Consumer Services: 2.27%
ServiceMaster Global Holdings Incorporated †	577,212	22,355,421

Hotels, Restaurants & Leisure: 1.54%
Hilton Worldwide Holdings Incorporated †	563,131	15,120,067

Household Durables: 2.56%
Harman International Industries Incorporated	83,100	8,946,546
Jarden Corporation †	294,900	16,219,500

		25,166,046

Internet & Catalog Retail: 3.51%
Amazon.com Incorporated †	64,300	34,474,445

Media: 4.82%
Cinemark Holdings Incorporated	332,395	13,116,307
Liberty Global plc Class C †	377,925	18,571,235
Time Warner Incorporated	178,800	15,741,552

		47,429,094

Specialty Retail: 2.29%
The Home Depot Incorporated	192,100	22,481,463

Textiles, Apparel & Luxury Goods: 1.22%
Under Armour Incorporated Class A †	120,300	11,949,399

Consumer Staples: 2.51%

Beverages: 1.42%
Constellation Brands Incorporated Class A	116,000	13,922,320

Food & Staples Retailing: 1.09%
Walgreens Boots Alliance Incorporated	111,300	10,754,919

Energy: 0.77%

Oil, Gas & Consumable Fuels: 0.77%
Cheniere Energy Incorporated †	110,300	7,607,391

Financials: 9.45%

Capital Markets: 3.44%
Raymond James Financial Incorporated	243,895	14,389,805
SEI Investments Company	364,900	19,452,819

		33,842,624

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Omega Growth Fund	Portfolio of investments—July 31, 2015

Security name	Shares	Value

Diversified Financial Services: 3.42%
Intercontinental Exchange Incorporated	55,800	$12,724,632
McGraw Hill Financial Incorporated	204,700	20,828,225

		33,552,857

Real Estate Management & Development: 2.25%
CBRE Group Incorporated Class A †	448,600	17,033,342
The Howard Hughes Corporation †	37,600	5,112,096

		22,145,438

REITs: 0.34%
Bluerock Residential Growth REIT Incorporated «	258,244	3,305,523

Health Care: 22.01%

Biotechnology: 7.25%
Alexion Pharmaceuticals Incorporated †	68,800	13,583,872
Biogen Idec Incorporated †	20,400	6,503,112
Celgene Corporation †	160,875	21,114,844
Gilead Sciences Incorporated	93,298	10,996,102
Medivation Incorporated †	86,099	9,068,808
Vertex Pharmaceuticals Incorporated †	73,700	9,949,500

		71,216,238

Health Care Equipment & Supplies: 2.51%
Alere Incorporated †	274,400	13,338,584
Align Technology Incorporated †	181,400	11,373,780

		24,712,364

Health Care Providers & Services: 2.82%
Community Health Systems Incorporated †	217,200	12,708,372
Envision Healthcare Holdings Incorporated †	336,022	15,053,786

		27,762,158

Pharmaceuticals: 9.43%
Allergan plc †	44,900	14,868,635
Bristol-Myers Squibb Company	280,800	18,431,712
Eli Lilly & Company	85,900	7,259,409
Endo International plc †	169,400	14,829,276
Perrigo Company plc	26,600	5,112,520
Shire plc ADR	57,200	15,261,532
Zoetis Incorporated	345,100	16,902,998

		92,666,082

Industrials: 8.05%

Aerospace & Defense: 0.44%
TASER International Incorporated †	159,400	4,338,868

Airlines: 1.30%
Delta Air Lines Incorporated	287,800	12,761,052

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2015	Wells Fargo Advantage Omega Growth Fund	11

Security name	Shares	Value

Building Products: 0.37%
Builders FirstSource Incorporated †	239,995	$3,609,525

Industrial Conglomerates: 1.72%
Carlisle Companies Incorporated	167,000	16,910,420

Machinery: 1.59%
Proto Labs Incorporated †«	56,102	4,228,408
Wabtec Corporation	112,900	11,424,351

		15,652,759

Road & Rail: 1.42%
Old Dominion Freight Line Incorporated †	190,570	13,940,196

Trading Companies & Distributors: 1.21%
HD Supply Holdings Incorporated †	332,877	11,916,997

Information Technology: 31.67%

Communications Equipment: 1.15%
Palo Alto Networks Incorporated †	60,706	11,280,996

Electronic Equipment, Instruments & Components: 1.06%
Cognex Corporation	231,400	10,475,478

Internet Software & Services: 9.16%
Akamai Technologies Incorporated †	218,000	16,722,780
Facebook Incorporated Class A †	333,700	31,371,137
Google Incorporated Class A †	26,700	17,555,250
Google Incorporated Class C †	30,685	19,196,843
LinkedIn Corporation Class A †	25,400	5,162,804

		90,008,814

IT Services: 5.82%
Alliance Data Systems Corporation †	52,100	14,329,584
EPAM Systems Incorporated †	76,800	5,691,648
Vantiv Incorporated Class A †	240,974	10,602,856
Visa Incorporated Class A	352,504	26,557,651

		57,181,739

Semiconductors & Semiconductor Equipment: 0.34%
Ambarella Incorporated †«	28,500	3,302,295

Software: 7.62%
Adobe Systems Incorporated †	162,300	13,306,977
CyberArk Software Limited †«	123,900	7,326,207
Mobileye NV †	60,500	3,636,050
Salesforce.com Incorporated †	51,000	3,738,300
ServiceNow Incorporated †	146,700	11,809,350
Splunk Incorporated †	148,200	10,365,108
Tableau Software Incorporated Class A †	103,000	10,788,220
Take-Two Interactive Software Incorporated †	170,800	5,393,864

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Omega Growth Fund	Portfolio of investments—July 31, 2015

Security name		Shares	Value

Software (continued)
Workday Incorporated Class A †		101,100	$8,525,763

			74,889,839

Technology Hardware, Storage & Peripherals: 6.52%
Apple Incorporated		528,700	64,131,310

Materials: 2.47%

Chemicals: 1.43%
Axalta Coating Systems Limited †		442,400	14,072,744

Construction Materials: 1.04%
Vulcan Materials Company		112,100	10,203,340

Telecommunication Services: 2.58%

Diversified Telecommunication Services: 1.02%
Level 3 Communications Incorporated †		198,400	10,019,200

Wireless Telecommunication Services: 1.56%
SBA Communications Corporation Class A †		126,902	15,319,609

Total Common Stocks (Cost $757,775,202)			973,276,342

	Yield
Short-Term Investments: 3.41%

Investment Companies: 3.41%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.14%	14,354,600	14,354,600
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.13	19,185,733	19,185,733

Total Short-Term Investments (Cost $33,540,333)			33,540,333

Total investments in securities (Cost $791,315,535) *	102.43%	1,006,816,675
Other assets and liabilities, net	(2.43)	(23,853,383)

Total net assets	100.00%	$982,963,292

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $792,234,879 and unrealized gains (losses) consists of:

Gross unrealized gains	$225,442,090
Gross unrealized losses	(10,860,294)

Net unrealized gains	$214,581,796

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—July 31, 2015	Wells Fargo Advantage Omega Growth Fund	13

Assets
Investments
In unaffiliated securities (including $14,140,408 of securities loaned), at value (cost $757,775,202)	$973,276,342
In affiliated securities, at value (cost $33,540,333)	33,540,333

Total investments, at value (cost $791,315,535)	1,006,816,675
Receivable for investments sold	18,780,572
Receivable for Fund shares sold	286,109
Receivable for dividends	105,280
Receivable for securities lending income	10,636
Prepaid expenses and other assets	45,074

Total assets	1,026,044,346

Liabilities
Payable for investments purchased	25,773,217
Payable for Fund shares redeemed	1,679,468
Payable upon receipt of securities loaned	14,354,600
Management fee payable	663,577
Distribution fees payable	76,384
Administration fees payable	172,959
Accrued expenses and other liabilities	360,849

Total liabilities	43,081,054

Total net assets	$982,963,292

NET ASSETS CONSIST OF
Paid-in capital	$701,916,958
Accumulated net investment loss	(4,452,286)
Accumulated net realized gains on investments	69,997,480
Net unrealized gains on investments	215,501,140

Total net assets	$982,963,292

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$685,004,999
Shares outstanding – Class A1	14,183,805
Net asset value per share – Class A	$48.29
Maximum offering price per share – Class A2	$51.24
Net assets – Class B	$7,817,059
Shares outstanding – Class B1	208,802
Net asset value per share – Class B	$37.44
Net assets – Class C	$99,100,211
Shares outstanding – Class C1	2,638,860
Net asset value per share – Class C	$37.55
Net assets – Class R	$17,199,193
Shares outstanding – Class R1	368,637
Net asset value per share – Class R	$46.66
Net assets – Administrator Class	$86,756,335
Shares outstanding – Administrator Class[1]	1,694,347
Net asset value per share – Administrator Class	$51.20
Net assets – Institutional Class	$87,085,495
Shares outstanding – Institutional Class[1]	1,674,363
Net asset value per share – Institutional Class	$52.01

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Omega Growth Fund	Statement of operations—year ended July 31, 2015

Investment income
Dividends (net of foreign withholding taxes of $7,172)	$7,053,159
Securities lending income, net	120,943
Income from affiliated securities	8,830

Total investment income	7,182,932

Expenses
Management fee	7,770,664
Administration fees
Class A	1,793,203
Class B	26,041
Class C	269,115
Class R	46,491
Administrator Class	101,206
Institutional Class	59,320
Shareholder servicing fees
Class A	1,753,797
Class B	25,175
Class C	263,070
Class R	45,451
Administrator Class	233,631
Distribution fees
Class B	76,143
Class C	789,210
Class R	45,451
Custody and accounting fees	63,371
Professional fees	50,319
Registration fees	99,229
Shareholder report expenses	141,592
Trustees’ fees and expenses	11,439
Other fees and expenses	20,350

Total expenses	13,684,268
Less: Fee waivers and/or expense reimbursements	(343,268)

Net expenses	13,341,000

Net investment loss	(6,158,068)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	83,493,222
Net change in unrealized gains (losses) on investments	22,205,824

Net realized and unrealized gains (losses) on investments	105,699,046

Net increase in net assets resulting from operations	$99,540,978

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Omega Growth Fund	15

	Year ended July 31, 2015		Year ended July 31, 2014

Operations
Net investment loss		$(6,158,068)		$(9,015,814)
Net realized gains on investments		83,493,222		160,298,938
Net change in unrealized gains (losses) on investments		22,205,824		(6,586,133)

Net increase in net assets resulting from operations		99,540,978		144,696,991

Distributions to shareholders from
Net realized gains
Class A		(88,485,249)		(79,931,222)
Class B		(1,659,485)		(2,146,719)
Class C		(16,860,203)		(13,032,342)
Class R		(2,357,246)		(3,057,782)
Administrator Class		(11,565,611)		(9,323,528)
Institutional Class		(8,555,196)		(1,312,052)

Total distributions to shareholders		(129,482,990)		(108,803,645)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,073,382	51,726,380	2,629,379	131,733,853
Class B	3,036	118,881	14,628	611,739
Class C	278,343	10,475,969	725,463	29,939,937
Class R	114,110	5,204,171	261,245	12,668,404
Administrator Class	459,293	23,327,789	1,297,321	68,639,919
Institutional Class	1,015,747	53,541,695	914,142	49,118,738

		144,394,885		292,712,590

Reinvestment of distributions
Class A	1,824,272	82,165,203	1,527,223	74,253,607
Class B	46,774	1,640,836	53,475	2,114,420
Class C	404,364	14,229,572	265,973	10,543,167
Class R	21,691	945,291	19,145	906,888
Administrator Class	205,792	9,812,172	147,977	7,543,849
Institutional Class	136,046	6,577,836	25,487	1,312,052

		115,370,910		96,673,983

Payment for shares redeemed
Class A	(3,198,159)	(154,561,009)	(3,618,139)	(181,905,297)
Class B	(150,668)	(5,747,142)	(194,619)	(8,015,592)
Class C	(708,562)	(26,619,160)	(398,923)	(16,344,006)
Class R	(180,460)	(8,460,276)	(373,336)	(18,294,389)
Administrator Class	(1,166,619)	(60,110,360)	(634,586)	(33,345,492)
Institutional Class	(418,232)	(21,368,714)	(68,416)	(3,559,135)

		(276,866,661)		(261,463,911)

Net increase (decrease) in net assets resulting from capital share transactions		(17,100,866)		127,922,662

Total increase (decrease) in net assets		(47,042,878)		163,816,008

Net assets
Beginning of period		1,030,006,170		866,190,162

End of period		$982,963,292		$1,030,006,170

Accumulated net investment loss		$(4,452,286)		$(30,312)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Omega Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$49.99	$47.97	$39.09	$38.29	$30.11
Net investment loss	(0.28)[1]	(0.49)	(0.02)	(0.28)[1]	(0.29)
Net realized and unrealized gains (losses) on investments	5.12	8.28	10.31	1.08	8.47

Total from investment operations	4.84	7.79	10.29	0.80	8.18
Distributions to shareholders from
Net realized gains	(6.54)	(5.77)	(1.41)	0.00	0.00
Net asset value, end of period	$48.29	$49.99	$47.97	$39.09	$38.29
Total return[2]	10.65%	16.58%	27.07%	2.09%	27.17%
Ratios to average net assets (annualized)
Gross expenses	1.32%	1.32%	1.34%	1.35%	1.36%
Net expenses	1.30%	1.30%	1.30%	1.30%	1.30%
Net investment loss	(0.58)%	(0.84)%	(0.08)%	(0.75)%	(0.80)%
Supplemental data
Portfolio turnover rate	94%	101%	88%	101%	123%
Net assets, end of period (000s omitted)	$685,005	$724,071	$668,992	$550,758	$584,871

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Omega Growth Fund	17

(For a share outstanding throughout each period)

	Year ended July 31
CLASS B	2015	2014	2013	2012	2011
Net asset value, beginning of period	$40.45	$40.07	$33.12	$32.68	$25.89
Net investment loss	(0.51)[1]	(0.65)[1]	(0.28)[1]	(0.47)[1]	(0.48)[1]
Net realized and unrealized gains (losses) on investments	4.04	6.80	8.64	0.91	7.27

Total from investment operations	3.53	6.15	8.36	0.44	6.79
Distributions to shareholders from
Net realized gains	(6.54)	(5.77)	(1.41)	0.00	0.00
Net asset value, end of period	$37.44	$40.45	$40.07	$33.12	$32.68
Total return[2]	9.82%	15.71%	26.11%	1.32%	26.23%
Ratios to average net assets (annualized)
Gross expenses	2.07%	2.07%	2.09%	2.10%	2.12%
Net expenses	2.05%	2.05%	2.05%	2.05%	2.05%
Net investment loss	(1.32)%	(1.58)%	(0.78)%	(1.51)%	(1.55)%
Supplemental data
Portfolio turnover rate	94%	101%	88%	101%	123%
Net assets, end of period (000s omitted)	$7,817	$12,526	$17,476	$22,271	$40,023

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Omega Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$40.56	$40.15	$33.18	$32.75	$25.94
Net investment loss	(0.51)[1]	(0.65)[1]	(0.31)[1]	(0.47)[1]	(0.49)[1]
Net realized and unrealized gains (losses) on investments	4.04	6.83	8.69	0.90	7.30

Total from investment operations	3.53	6.18	8.38	0.43	6.81
Distributions to shareholders from
Net realized gains	(6.54)	(5.77)	(1.41)	0.00	0.00
Net asset value, end of period	$37.55	$40.56	$40.15	$33.18	$32.75
Total return[2]	9.79%	15.73%	26.11%	1.31%	26.25%
Ratios to average net assets (annualized)
Gross expenses	2.07%	2.07%	2.09%	2.10%	2.11%
Net expenses	2.05%	2.05%	2.05%	2.05%	2.05%
Net investment loss	(1.33)%	(1.59)%	(0.85)%	(1.49)%	(1.55)%
Supplemental data
Portfolio turnover rate	94%	101%	88%	101%	123%
Net assets, end of period (000s omitted)	$99,100	$108,073	$83,206	$59,481	$58,329

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Omega Growth Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R	2015	2014	2013	2012	2011
Net asset value, beginning of period	$48.62	$46.90	$38.35	$37.66	$29.69
Net investment loss	(0.39)[1]	(0.53)[1]	(0.09)	(0.36)[1]	(0.13)
Net realized and unrealized gains (losses) on investments	4.97	8.02	10.05	1.05	8.10

Total from investment operations	4.58	7.49	9.96	0.69	7.97
Distributions to shareholders from
Net realized gains	(6.54)	(5.77)	(1.41)	0.00	0.00
Net asset value, end of period	$46.66	$48.62	$46.90	$38.35	$37.66
Total return	10.38%	16.30%	26.73%	1.83%	26.89%
Ratios to average net assets (annualized)
Gross expenses	1.57%	1.57%	1.59%	1.60%	1.59%
Net expenses	1.55%	1.55%	1.55%	1.55%	1.55%
Net investment loss	(0.83)%	(1.09)%	(0.38)%	(0.99)%	(1.08)%
Supplemental data
Portfolio turnover rate	94%	101%	88%	101%	123%
Net assets, end of period (000s omitted)	$17,199	$20,095	$23,745	$15,408	$6,515

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Omega Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$52.50	$50.00	$40.60	$39.67	$31.12
Net investment income (loss)	(0.17)[1]	(0.31)[1]	0.07 [1]	(0.19)[1]	(0.21)[1]
Net realized and unrealized gains (losses) on investments	5.41	8.58	10.74	1.12	8.76

Total from investment operations	5.24	8.27	10.81	0.93	8.55
Distributions to shareholders from
Net realized gains	(6.54)	(5.77)	(1.41)	0.00	0.00
Net asset value, end of period	$51.20	$52.50	$50.00	$40.60	$39.67
Total return	10.91%	16.89%	27.35%	2.34%	27.47%
Ratios to average net assets (annualized)
Gross expenses	1.15%	1.15%	1.17%	1.17%	1.18%
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05%
Net investment income (loss)	(0.33)%	(0.59)%	0.16%	(0.49)%	(0.56)%
Supplemental data
Portfolio turnover rate	94%	101%	88%	101%	123%
Net assets, end of period (000s omitted)	$86,756	$115,281	$69,264	$51,560	$41,242

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Omega Growth Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$53.10	$50.40	$40.81	$39.77	$31.12
Net investment income (loss)	(0.04)[1]	(0.24)	0.11 [1]	(0.10)	(0.03)
Net realized and unrealized gains (losses) on investments	5.49	8.71	10.89	1.14	8.68

Total from investment operations	5.45	8.47	11.00	1.04	8.65
Distributions to shareholders from
Net realized gains	(6.54)	(5.77)	(1.41)	0.00	0.00
Net asset value, end of period	$52.01	$53.10	$50.40	$40.81	$39.77
Total return	11.20%	17.17%	27.68%	2.62%	27.80%
Ratios to average net assets (annualized)
Gross expenses	0.90%	0.89%	0.91%	0.92%	0.88%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income (loss)	(0.09)%	(0.36)%	0.24%	(0.24)%	(0.34)%
Supplemental data
Portfolio turnover rate	94%	101%	88%	101%	123%
Net assets, end of period (000s omitted)	$87,085	$49,960	$3,507	$779	$656

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Omega Growth Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage Omega Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued at net asset value when available.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to financial statements	Wells Fargo Advantage Omega Growth Fund	23

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to net operating losses. At July 31, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss	Accumulated net realized gains on investments
$(1,737,642)	$1,736,094	$1,548

As of July 31, 2015, the Fund had a qualified late-year ordinary loss of $4,425,506 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the

24	Wells Fargo Advantage Omega Growth Fund	Notes to financial statements

lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$191,773,247	$0	$0	$191,773,247
Consumer staples	24,677,239	0	0	24,677,239
Energy	7,607,391	0	0	7,607,391
Financials	92,846,442	0	0	92,846,442
Health care	216,356,842	0	0	216,356,842
Industrials	79,129,817	0	0	79,129,817
Information technology	311,270,471	0	0	311,270,471
Materials	24,276,084	0	0	24,276,084
Telecommunication services	25,338,809	0	0	25,338,809

Short-term investments
Investment companies	19,185,733	14,354,600	0	33,540,333
Total assets	$992,462,075	$14,354,600	$0	$1,006,816,675

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the applicable subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.80% and declining to 0.555% as the average daily net assets of the Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement. For the period from December 1, 2014 through June 30, 2015, Funds Management was entitled to receive an annual fee which started at 0.75% and declined to 0.525% as the average daily net assets of the Fund increased. From August 1, 2014 through November 30, 2014, Funds Management received an annual advisory fee which started at 0.75% and declined to 0.55% as the average daily net assets of the Fund increased. In addition, prior to July 1, 2015, fund-level administrative services were provided by Funds Management under a separate administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of the Fund increased. For the year ended July 31, 2015,

Notes to financial statements	Wells Fargo Advantage Omega Growth Fund	25

the management fee was equivalent to an annual rate of 0.77% of the Fund’s average daily net assets. For financial statement purposes, advisory fees and fund-level administration fees for the year ended July 31, 2015 have been included in management fee on the Statement of Operations.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

	Class-level administration fee
	Current rate	Rate prior to July 1, 2015
Class A, Class B, Class C, Class R	0.21%	0.26%
Administrator Class	0.13	0.10
Institutional Class	0.13	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through November 30, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.30% for Class A shares, 2.05% for Class B shares, 2.05% for Class C shares, 1.55% for Class R shares, 1.05% for Administrator Class shares, and 0.80% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class B, Class C, and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B, Class C, and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets for Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended July 31, 2015, Funds Distributor received $25,251 from the sale of Class A shares and $264 and $374 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2015 were $929,896,858 and $1,082,712,658, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to

26	Wells Fargo Advantage Omega Growth Fund	Notes to financial statements

the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended July 31, 2015, the Fund paid $1,474 in commitment fees.

For the year ended July 31, 2015, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2015 and July 31, 2014 were as follows:

	Year ended July 31
	2015	2014
Ordinary income	$25,132,357	$18,352,363
Long-term capital gain	104,350,633	90,451,282

As of July 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred
$70,916,824	$214,581,796	$(4,425,506)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Advantage Omega Growth Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Omega Growth Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Omega Growth Fund as of July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 23, 2015

28	Wells Fargo Advantage Omega Growth Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 13.59% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2015.

Pursuant to Section 852 of the Internal Revenue Code, $104,350,633 was designated as long-term capital gain distributions for the fiscal year ended July 31, 2015.

Pursuant to Section 854 of the Internal Revenue Code, $4,016,151 of income dividends paid during the fiscal year ended July 31, 2015 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2015, $25,132,357 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Omega Growth Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive), Chair of Taproot Foundation (non-profit organization) and a Board Member of Ruth Bancroft Garden (non-profit organization).	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

30	Wells Fargo Advantage Omega Growth Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 72 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Omega Growth Fund	31

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage Omega Growth Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement (the “Administration Agreement”) applicable to Fund-level administrative services. The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance

32	Wells Fargo Advantage Omega Growth Fund	Other information (unaudited)

programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was lower than the average performance of the Universe for all periods under review except for the five-and ten-year periods. The Board also noted that the performance of the Fund was lower than its benchmark, the Russell 3000® Growth Index, for all periods under review except the ten-year period.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance in these periods, including with respect to market factors and investment decisions that affected the Fund’s performance, and of longer term outperformance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups. The Board discussed and accepted Funds Management’s proposal to increase net operating expense ratio caps for the Administrator Class and Institutional Class. In accepting such proposed new net operating expense ratio caps, the Board noted that the Fund’s new net operating expense ratios would still be lower than or in range of the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreement and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in lower than or in range of the average rates for the Fund’s expense Groups for all share classes except Class R.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those

Other information (unaudited)	Wells Fargo Advantage Omega Growth Fund	33

of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

34	Wells Fargo Advantage Omega Growth Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

236199 09-15 A211/AR211 07-15

Wells Fargo Advantage

Premier Large Company Growth Fund

Annual Report

July 31, 2015

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Premier Large Company Growth Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Generally improving U.S. economic data helped drive a positive return for U.S. large-cap stocks for the reporting period

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Premier Large Company Growth Fund for the 12-month period that ended July 31, 2015. Generally improving U.S. economic data helped drive a positive return for U.S. large-cap stocks for the reporting period (as measured by the S&P 500 Index1). In contrast, many economies and markets elsewhere in the world faced ongoing challenges.

Positive U.S. economic data but increased tensions abroad led to heightened market volatility in the last five months of 2014.

Following a negative monthly return for July 2014, the S&P 500 Index bounced back in August on a string of positive economic news, led by a 4.2% revised second-quarter 2014 gross domestic product (GDP) reading. The S&P 500 Index gave back some of its August gains in September, however; stock market volatility increased as positive economic data became overshadowed at times by growing discomfort over escalating tensions in Ukraine and the Middle East and slowing growth in Europe and China. Ultimately, U.S. stocks ended the third quarter up slightly overall, buoyed largely by strong corporate earnings and another upward revision of second-quarter GDP growth (to 4.6%).

The fourth quarter of 2014 brought continued improvement in the U.S.; international economies remained challenged. Strong fourth-quarter results by U.S. stocks helped the S&P 500 Index deliver more than 50 record closes in 2014. The last several, in December, were spurred by investor optimism following U.S. Federal Reserve (Fed) Chair Janet Yellen’s comment that the Fed would be patient in its timing of an interest-rate increase. U.S. stocks also were boosted by positive economic data; November’s 5.8% unemployment rate was down from 7.0% a year earlier, and the number of jobs being added continued to expand. In addition, the U.S. economy’s third-quarter growth rate was revised upward to 5.0% during the quarter, and U.S. companies continued to report strong earnings. The steadily brightening U.S. economy energized consumers, who were further buoyed by much lower prices at the gasoline pump. As the U.S. chugged forward, though, major economies elsewhere in the world faced ongoing challenges. While Japan eased out of a two-quarter contraction, growth in China continued to slow and Russia’s economy contracted for the first time since 2009. In the eurozone, growth remained sluggish; this situation was exacerbated in December by renewed concerns about Greece after its parliament failed to avert a general election that could jeopardize the country’s financial agreements with its creditors.

In the first quarter of 2015, U.S. large caps delivered positive results but underperformed small- and mid-cap stocks; major markets elsewhere rallied.

U.S. large-, mid-, and small-cap stocks tended to move similarly during the quarter until early March, when results began to diverge by market capitalization. Larger caps slipped that month as investor concern grew over the strengthening U.S. dollar’s potentially negative effect on the profits of large U.S. multinational firms; however, stocks of small and midsize companies, which tend to be less affected by movements in the dollar, performed better. Positive stock results were supported by a gradually improving U.S. economy. The labor market continued to grow, along with personal income and consumer confidence. For U.S. businesses, the quarter’s data were mixed; while many companies reported strong earnings, other data indicated potential weakening in manufacturing. Elsewhere in the world, major markets enjoyed positive returns spurred by accommodative monetary policies from major central banks and signs of improvement in some struggling economies.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Premier Large Company Growth Fund	3

U.S. large caps experienced challenges during the second quarter of 2015.

The S&P 500 Index fluctuated widely during this quarter, eventually eking out a 0.28% gain for the period. Larger-cap stocks at times were pressured by ongoing investor concerns over the potentially negative effects of financially troubled overseas economies and the strengthening U.S. dollar. The U.S. economy picked up traction during the quarter; consumer spending improved, and positive trends were evident in construction and new-home sales. Jobs growth remained a bright spot as well. Fed officials, who have kept interest rates low while waiting for the U.S. jobs market to sufficiently improve and for inflation to approach their 2% target, made clear that they could take action soon. Throughout the quarter, markets outside the U.S. continued to experience volatility, triggered by uncertainty over the potential impact of financial challenges in other locations—most notably in Greece and Puerto Rico. Questions over slower growth in China caused investor concern as well.

July 2015 brought a bounce-back for U.S. large caps.

U.S. large-cap stocks delivered 2.10% for the month (as measured by the S&P 500 Index). The boost was supported by encouraging U.S. economic data, including positive earnings reports from a range of U.S. companies, increased retail spending by U.S. consumers, and further improvement in the jobs market.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Notice to shareholders

At a meeting held on August 11–12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” will be removed from its name, effective December 15, 2015.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Advantage Premier Large Company Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Joseph M. Eberhardy, CFA, CPA

Thomas C. Ognar, CFA

Bruce C. Olson, CFA

Average annual total returns1 (%) as of July 31, 2015

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKJAX)	1-20-1998	6.92	15.58	9.37	13.46	16.95	10.01	1.12	1.11
Class B (EKJBX)*	9-11-1935	7.61	15.84	9.45	12.61	16.06	9.45	1.87	1.86
Class C (EKJCX)	1-22-1998	11.65	16.08	9.21	12.65	16.08	9.21	1.87	1.86
Class R4 (EKJRX)	11-30-2012	–	–	–	13.82	17.34	10.34	0.84	0.80
Class R6 (EKJFX)	11-30-2012	–	–	–	14.00	17.44	10.39	0.69	0.65
Administrator Class (WFPDX)	7-16-2010	–	–	–	13.73	17.15	10.14	1.04	0.95
Institutional Class (EKJYX)	6-30-1999	–	–	–	14.01	17.43	10.38	0.79	0.70
Investor Class (WFPNX)	7-16-2010	–	–	–	13.44	16.88	9.94	1.23	1.18
Russell 1000® Growth Index[4]	–	–	–	–	16.08	17.75	8.95	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4, Class R6, Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and smaller-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Premier Large Company Growth Fund	5

Growth of $10,000 investment[5] as of July 31, 2015

[1]	Historical performance shown for Class R4 shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R4 shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for Investor Class shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Investor Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Large Company Growth Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through November 30, 2016 (November 30, 2015 for Administrator Class), to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000 Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Advantage Premier Large Company Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 1000 Growth Index, for the 12-month period that ended July 31, 2015.

■	The period’s steep decline in the prices of energy commodities negatively affected many of the Fund’s holdings within the energy sector along with its railroad holdings in the industrials sector.

■	The Fund benefited from favorable stock selection within the health care and consumer discretionary sectors.

Growth stocks exhibited strength over the 12-month period, as evidenced by the Russell 1000 Growth Index’s 16.08% return.

Corporate earnings growth and favorable monetary policy helped drive the impressive results. Strong gains were visible across several market sectors, despite fluctuations in the U.S. economy and ongoing concerns regarding economic conditions outside the U.S. We continued to focus on companies with the potential to thrive in a variety of economic environments through company-specific catalysts.

Ten largest holdings[6] (%) as of July 31, 2015
Alexion Pharmaceuticals Incorporated	3.59
Apple Incorporated	3.13
Google Incorporated Class A	2.89
Facebook Incorporated Class A	2.65
Alliance Data Systems Corporation	2.47
Dollar Tree Incorporated	2.26
Starbucks Corporation	2.21
Union Pacific Corporation	2.18
Microchip Technology Incorporated	2.17
Regeneron Pharmaceuticals Incorporated	2.02

Stock selection within the energy and industrials sectors hindered the Fund’s relative performance

Within the energy sector, exploration and production (E&P) holdings, including Pioneer Natural Resources Company, experienced share-price weakness in the midst of a significant decline in crude-oil prices. We recently reduced the Fund’s weighting to the energy sector due to our concern that some E&P companies were moving too quickly to ramp up production in light of the low expectations for crude-oil and natural gas prices. Within the industrials sector, the Fund’s railroad holdings suffered overall from declining transportation volumes in areas such as coal and from items related to energy infrastructure. Railroads continue to be challenged by lower-than-expected volumes driven primarily by decreased demand for coal. Although our long-term thesis—predicated on cost efficiencies, diversified product mixes, and pricing power—remains intact, we trimmed the sizes of some positions as a risk adjustment while we work through these transitory issues.

Sector distribution[7] as of July 31, 2015

The Fund benefited from solid performance by holdings with strong secular growth in the health care and consumer discretionary sectors.

Strong gains from biotechnology holdings boosted relative performance in the health care sector. Key contributors benefited from multiple catalysts, including strong sales growth of existing medical solutions, promising pipeline developments, FDA drug approvals, and favorable merger and acquisition activity. Regeneron Pharmaceuticals Incorporated, the Fund’s top contributor in biotechnology, delivered strong sales growth and received approval for an additional application of EYLEA, its key medical solution, for treating diabetic macular edema. Alexion Pharmaceuticals Incorporated, also performed well, driven by progress in its pipeline and strong sales of its drug Soliris for multiple applications. Biotechnology continues to be the largest industry overweight in the Fund. Many Fund holdings within this industry have been trading at attractive valuations given the growth they could generate in coming years. The Fund generated outperformance in the consumer discretionary sector as well, due partly to Dollar Tree Incorporated, and Tractor Supply Company. Dollar Tree benefited from same-store sales growth, an increased store count, and anticipated synergies from its pending acquisition of Family Dollar Stores Incorporated. Tractor Supply advanced 50% during the period, driven by strong customer demand for its differentiated product offerings.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Premier Large Company Growth Fund	7

Our outlook remains positive.

We believe the Fed is likely to exercise prudence in raising interest rates, taking relevant factors into consideration in making these decisions. Given the U.S. dollar’s current strength relative to other currencies and the low-interest-rate environment in much of the world, we anticipate that any rate increases implemented in the U.S. likely will be accompanied by meaningful expansion in the U.S. economy. Growth stocks tend to be challenged in a rising-interest-rate environment; however, given many investors’ pervasive thirst for dividend yield at times over the past few years, we believe a measured rise in interest rates could lead investors to continue refocusing on companies with strong growth fundamentals, which could be a positive for the Fund.

We continue to feel comfortable with the valuations of the rapidly growing companies within the Fund relative to the valuations of their slower-growing counterparts. Holdings in a variety of sectors have either met or exceeded consensus expectations. For example, data analytics and security holdings within the information technology sector have continued to deliver strong results. Also within this sector, companies using cloud-based architecture to create efficiencies for businesses through online service platforms have added value as many firms have adopted new technology infrastructures. Overall, many of the Fund’s holdings have been trading at valuations close to their average historical levels and remain attractive to us relative to the rest of the market.

Going forward, investors may further recognize the growth potential of the Fund’s holdings and reward them accordingly, especially as higher interest rates make slower-growing, higher-dividend-yielding stocks less attractive. We believe our investment style—seeking robust growth companies with sustainable business models that are underappreciated by investors—positions us well to take advantage of future opportunities within the market.

Please see footnotes on page 5.

8	Wells Fargo Advantage Premier Large Company Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2015 to July 31, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2015	Ending account value 7-31-2015	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,079.58	$5.77	1.12%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.24	$5.61	1.12%
Class B
Actual	$1,000.00	$1,075.19	$9.62	1.87%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.52	$9.35	1.87%
Class C
Actual	$1,000.00	$1,075.36	$9.62	1.87%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.52	$9.35	1.87%
Class R4
Actual	$1,000.00	$1,080.94	$4.13	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01	0.80%
Class R6
Actual	$1,000.00	$1,082.03	$3.36	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%
Administrator Class
Actual	$1,000.00	$1,081.03	$4.90	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76	0.95%
Institutional Class
Actual	$1,000.00	$1,082.08	$3.61	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%
Investor Class
Actual	$1,000.00	$1,079.17	$6.08	1.18%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.94	$5.91	1.18%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—July 31, 2015	Wells Fargo Advantage Premier Large Company Growth Fund	9

Security name	Shares	Value

Common Stocks: 98.49%

Consumer Discretionary: 23.46%

Auto Components: 0.95%
BorgWarner Incorporated	175,360	$8,717,146
Delphi Automotive plc	551,690	43,075,955

		51,793,101

Distributors: 1.37%
LKQ Corporation †	2,392,620	75,271,825

Hotels, Restaurants & Leisure: 5.44%
Chipotle Mexican Grill Incorporated †	111,010	82,394,952
Hilton Worldwide Holdings Incorporated †	2,412,500	64,775,625
Starbucks Corporation	2,090,080	121,078,334
Yum! Brands Incorporated	336,000	29,487,360

		297,736,271

Internet & Catalog Retail: 2.12%
Amazon.com Incorporated †	205,050	109,937,558
The Priceline Group Incorporated †	4,838	6,016,392

		115,953,950

Media: 3.32%
Charter Communication Incorporated Class A «†	141,300	26,262,018
Comcast Corporation Class A	843,500	52,642,835
The Walt Disney Company	858,300	102,996,000

		181,900,853

Multiline Retail: 3.37%
Dollar General Corporation	761,000	61,161,570
Dollar Tree Incorporated †	1,584,210	123,615,906

		184,777,476

Specialty Retail: 4.37%
CarMax Incorporated †	1,438,790	92,816,343
The TJX Companies Incorporated	667,700	46,618,814
Tractor Supply Company	1,080,680	99,984,514

		239,419,671

Textiles, Apparel & Luxury Goods: 2.52%
HanesBrands Incorporated	239,000	7,416,170
Nike Incorporated Class B	442,790	51,018,264
Under Armour Incorporated Class A †	611,320	60,722,416
VF Corporation	242,700	18,709,743

		137,866,593

Consumer Staples: 5.13%

Beverages: 0.80%
The Coca-Cola Company	1,068,600	43,898,088

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Premier Large Company Growth Fund	Portfolio of investments—July 31, 2015

Security name	Shares	Value

Food & Staples Retailing: 3.06%
Costco Wholesale Corporation	395,090	$57,406,577
CVS Health Corporation	505,400	56,842,338
Sprouts Farmers Market Incorporated †	2,179,332	53,437,221

		167,686,136

Food Products: 0.03%
Blue Buffalo Pet Products Incorporated †	57,336	1,601,968

Household Products: 0.40%
Colgate-Palmolive Company	324,400	22,065,688

Personal Products: 0.84%
The Estee Lauder Companies Incorporated Class A	516,090	45,988,780

Energy: 1.76%

Energy Equipment & Services: 0.23%
Schlumberger Limited	152,870	12,660,693

Oil, Gas & Consumable Fuels: 1.53%
Concho Resources Incorporated †	631,410	67,283,050
EOG Resources Incorporated	51,000	3,936,690
Pioneer Natural Resources Company	97,870	12,406,980

		83,626,720

Financials: 4.39%

Capital Markets: 2.84%
Ameriprise Financial Incorporated	408,320	51,313,574
TD Ameritrade Holding Corporation	2,839,100	104,280,143

		155,593,717

Consumer Finance: 0.80%
Discover Financial Services	790,190	44,100,504

REITs: 0.75%
American Tower Corporation	431,600	41,049,476

Health Care: 21.59%

Biotechnology: 11.20%
Alexion Pharmaceuticals Incorporated †	995,000	196,452,800
Biogen Incorporated †	171,240	54,587,887
BioMarin Pharmaceutical Incorporated †	174,150	25,472,921
Celgene Corporation †	648,118	85,065,488
Gilead Sciences Incorporated	632,130	74,502,842
Incyte Corporation †	266,000	27,738,480
Medivation Incorporated †	369,200	38,887,836
Regeneron Pharmaceuticals Incorporated †	199,830	110,637,878

		613,346,132

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2015	Wells Fargo Advantage Premier Large Company Growth Fund	11

Security name	Shares	Value

Health Care Equipment & Supplies: 1.57%
Intuitive Surgical Incorporated †	39,900	$21,273,483
Medtronic plc	826,002	64,750,297

		86,023,780

Health Care Providers & Services: 2.83%
AmerisourceBergen Corporation	713,600	75,463,200
Envision Healthcare Holdings Incorporated †	1,174,104	52,599,859
McKesson Corporation	120,700	26,622,799

		154,685,858

Health Care Technology: 1.44%
Cerner Corporation †	987,840	70,847,885
Inovalon Holdings Incorporated «†	333,049	8,046,464

		78,894,349

Life Sciences Tools & Services: 1.63%
Mettler-Toledo International Incorporated †	154,920	52,300,992
Quintiles Transnational Holdings Incorporated †	480,897	36,894,418

		89,195,410

Pharmaceuticals: 2.92%
Allergan plc †	324,570	107,481,356
Perrigo Company plc	273,980	52,658,956

		160,140,312

Industrials: 10.26%

Aerospace & Defense: 1.29%
The Boeing Company	306,260	44,153,504
United Technologies Corporation	262,000	26,281,220

		70,434,724

Air Freight & Logistics: 1.36%
United Parcel Service Incorporated Class B	729,640	74,685,950

Airlines: 0.72%
Southwest Airlines Company	1,088,860	39,416,732

Commercial Services & Supplies: 0.05%
Tyco International plc	73,900	2,807,461

Electrical Equipment: 0.54%
Rockwell Automation Incorporated	255,400	29,825,612

Industrial Conglomerates: 0.75%
Danaher Corporation	445,630	40,801,883

Road & Rail: 5.25%
Canadian Pacific Railway Limited	99,400	15,988,490
CSX Corporation	1,569,200	49,084,576

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Premier Large Company Growth Fund	Portfolio of investments—July 31, 2015

Security name	Shares	Value

Road & Rail (continued)
Kansas City Southern	590,400	$58,561,776
Norfolk Southern Corporation	531,540	44,824,768
Union Pacific Corporation	1,222,040	119,258,884

		287,718,494

Trading Companies & Distributors: 0.30%
W.W. Grainger Incorporated	71,400	16,329,894

Information Technology: 29.59%

Communications Equipment: 1.41%
Cisco Systems Incorporated	1,212,100	34,447,882
F5 Networks Incorporated †	143,800	19,289,332
QUALCOMM Incorporated	362,080	23,314,331

		77,051,545

Internet Software & Services: 7.84%
Akamai Technologies Incorporated †	1,184,910	90,894,446
Facebook Incorporated Class A †	1,542,690	145,028,287
Google Incorporated Class A †	240,900	158,391,750
Google Incorporated Class C †	56,198	35,158,031

		429,472,514

IT Services: 8.09%
Accenture plc Class A	598,200	61,680,402
Alliance Data Systems Corporation †	492,780	135,534,211
Cognizant Technology Solutions Corporation Class A †	519,000	32,748,900
MasterCard Incorporated Class A	1,133,900	110,441,860
Visa Incorporated Class A	1,361,460	102,572,396

		442,977,769

Semiconductors & Semiconductor Equipment: 4.99%
ARM Holdings plc ADR	1,394,500	65,597,280
Avago Technologies Limited	193,117	24,166,661
Broadcom Corporation Class A	395,800	20,031,438
Microchip Technology Incorporated	2,773,770	118,828,307
Texas Instruments Incorporated	894,200	44,692,116

		273,315,802

Software: 4.13%
Adobe Systems Incorporated †	528,800	43,356,312
Microsoft Corporation	798,600	37,294,620
Salesforce.com Incorporated †	581,750	42,642,275
ServiceNow Incorporated †	432,600	34,824,300
Splunk Incorporated †	505,900	35,382,646
Tableau Software Incorporated Class A †	192,254	20,136,684
VMware Incorporated Class A †	144,400	12,870,372

		226,507,209

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2015	Wells Fargo Advantage Premier Large Company Growth Fund	13

Security name		Shares	Value

Technology Hardware, Storage & Peripherals: 3.13%
Apple Incorporated		1,414,060	$171,525,478

Materials: 2.31%

Chemicals: 2.31%
Airgas Incorporated		167,500	17,088,350
Ecolab Incorporated		495,500	57,383,855
Monsanto Company		121,040	12,332,766
Praxair Incorporated		345,800	39,469,609

			126,274,580

Total Common Stocks (Cost $3,565,373,677)			5,394,422,998

	Yield
Short-Term Investments: 1.77%

Investment Companies: 1.77%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.14%	33,411,375	33,411,375
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.13	63,579,986	63,579,986

Total Short-Term Investments (Cost $96,991,361)			96,991,361

Total investments in securities (Cost $3,662,365,038) *	100.26%	5,491,414,359
Other assets and liabilities, net	(0.26)	(14,367,975)

Total net assets	100.00%	$5,477,046,384

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $3,668,389,761 and unrealized gains (losses) consists of:

Gross unrealized gains	$1,859,439,792
Gross unrealized losses	(36,415,194)

Net unrealized gains	$1,823,024,598

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Premier Large Company Growth Fund	Statement of assets and liabilities—July 31, 2015

Assets
Investments
In unaffiliated securities (including $32,289,468 of securities loaned), at value (cost $3,565,373,677)	$5,394,422,998
In affiliated securities, at value (cost $96,991,361)	96,991,361

Total investments, at value (cost $3,662,365,038)	5,491,414,359
Receivable for investments sold	62,676,013
Receivable for Fund shares sold	4,969,009
Receivable for dividends	1,716,396
Receivable for securities lending income	16,166
Prepaid expenses and other assets	120,225

Total assets	5,560,912,168

Liabilities
Payable for investments purchased	41,206,648
Payable for Fund shares redeemed	4,223,529
Payable upon receipt of securities loaned	33,411,375
Management fee payable	2,925,860
Distribution fees payable	262,930
Administration fees payable	848,127
Accrued expenses and other liabilities	987,315

Total liabilities	83,865,784

Total net assets	$5,477,046,384

NET ASSETS CONSIST OF
Paid-in capital	$3,484,047,113
Accumulated net investment loss	(2,789,149)
Accumulated net realized gains on investments	166,739,099
Net unrealized gains on investments	1,829,049,321

Total net assets	$5,477,046,384

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$2,280,107,363
Shares outstanding – Class A1	140,051,663
Net asset value per share – Class A	$16.28
Maximum offering price per share – Class A2	$17.27
Net assets – Class B	$2,170,414
Shares outstanding – Class B1	151,739
Net asset value per share – Class B	$14.30
Net assets – Class C	$388,289,723
Shares outstanding – Class C1	27,209,910
Net asset value per share – Class C	$14.27
Net assets – Class R4	$2,128,866
Share outstanding – Class R4[1]	128,555
Net asset value per share – Class R4	$16.56
Net assets – Class R6	$166,768,433
Shares outstanding – Class R6[1]	10,035,911
Net asset value per share – Class R6	$16.62
Net assets – Administrator Class	$1,129,969,525
Shares outstanding – Administrator Class[1]	68,879,049
Net asset value per share – Administrator Class	$16.41
Net assets – Institutional Class	$1,313,280,806
Shares outstanding – Institutional Class[1]	79,076,697
Net asset value per share – Institutional Class	$16.61
Net assets – Investor Class	$194,331,254
Shares outstanding – Investor Class[1]	11,983,038
Net asset value per share – Investor Class	$16.22

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended July 31, 2015	Wells Fargo Advantage Premier Large Company Growth Fund	15

Investment income
Dividends (net of foreign withholding taxes of $15,353)	$49,818,357
Securities lending income, net	139,973
Income from affiliated securities	49,777

Total investment income	50,008,107

Expenses
Management fee	33,937,139
Administration fees
Class A	5,379,918
Class B	7,947
Class C	1,004,194
Class R4	1,581
Class R6	50,143
Administrator Class	1,298,571
Institutional Class	1,024,502
Investor Class	636,379
Shareholder servicing fees
Class A	5,271,115
Class B	7,736
Class C	982,331
Class R4	1,977
Administrator Class	3,134,024
Investor Class	494,472
Distribution fees
Class B	23,208
Class C	2,946,993
Custody and accounting fees	273,347
Professional fees	56,903
Registration fees	274,883
Shareholder report expenses	290,180
Trustees’ fees and expenses	13,252
Other fees and expenses	78,520

Total expenses	57,189,315
Less: Fee waivers and/or expense reimbursements	(2,248,768)

Net expenses	54,940,547

Net investment loss	(4,932,440)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	217,385,650
Net change in unrealized gains (losses) on investments	456,933,003

Net realized and unrealized gains (losses) on investments	674,318,653

Net increase in net assets resulting from operations	$669,386,213

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Premier Large Company Growth Fund	Statement of changes in net assets

	Year ended July 31, 2015		Year ended July 31, 2014

Operations
Net investment loss		$(4,932,440)		$(12,002,037)
Net realized gains on investments		217,385,650		131,365,067
Net change in unrealized gains (losses) on investments		456,933,003		546,350,666

Net increase in net assets resulting from operations		669,386,213		665,713,696

Distributions to shareholders from
Net realized gains
Class A		(25,289,106)		0
Class B		(52,310)		0
Class C		(6,075,432)		0
Class R4		(26,355)		0
Class R6		(2,294,051)		0
Administrator Class		(17,637,288)		0
Institutional Class		(16,043,030)		0
Investor Class		(2,767,968)		0

Total distributions to shareholders		(70,185,540)		0

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	44,287,833	683,559,842	42,606,662	593,794,550
Class B	4,474	61,128	27,890	341,694
Class C	4,631,916	62,766,733	8,601,633	106,017,995
Class R4	89,416	1,331,780	41,808	609,423
Class R6	1,160,674	18,210,412	12,608,190	170,307,516
Administrator Class	11,745,864	181,283,260	73,161,085	1,038,797,296
Institutional Class	26,787,602	422,028,125	34,278,958	482,686,241
Investor Class	1,217,432	18,676,165	3,565,063	49,308,160

		1,387,917,445		2,441,862,875

Reinvestment of distributions
Class A	1,553,406	23,409,833	0	0
Class B	3,219	42,848	0	0
Class C	333,914	4,431,032	0	0
Class R4	1,723	26,355	0	0
Class R6	141,900	2,176,746	0	0
Administrator Class	1,033,233	15,674,143	0	0
Institutional Class	854,382	13,097,671	0	0
Investor Class	181,619	2,727,921	0	0

		61,586,549		0

Payment for shares redeemed
Class A	(36,977,346)	(568,178,692)	(32,025,660)	(452,294,693)
Class B	(166,018)	(2,261,194)	(219,715)	(2,727,974)
Class C	(6,821,898)	(93,243,358)	(4,454,199)	(55,420,848)
Class R4	(14,450)	(227,033)	(265)	(3,714)
Class R6	(2,357,872)	(37,477,435)	(1,881,186)	(26,918,328)
Administrator Class	(34,510,354)	(539,756,076)	(33,287,121)	(466,226,494)
Institutional Class	(18,413,561)	(290,307,468)	(69,016,664)	(995,396,571)
Investor Class	(3,060,955)	(47,139,147)	(2,225,843)	(30,843,706)

		(1,578,590,403)		(2,029,832,328)

Net increase (decrease) in net assets resulting from capital share transactions		(129,086,409)		412,030,547

Total increase in net assets		470,114,264		1,077,744,243

Net assets
Beginning of period		5,006,932,120		3,929,187,877

End of period		$5,477,046,384		$5,006,932,120

Accumulated net investment loss		$(2,789,149)		$(9,496,890)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Premier Large Company Growth Fund	17

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.55	$12.57	$10.21	$9.89	$7.75
Net investment loss	(0.03)	(0.05)	(0.02)	(0.03)[1]	(0.01)
Net realized and unrealized gains (losses) on investments	1.97	2.03	2.38	0.60	2.15

Total from investment operations	1.94	1.98	2.36	0.57	2.14
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.00)[2]
Net realized gains	(0.21)	0.00	0.00	(0.25)	0.00

Total distributions to shareholders	(0.21)	0.00	0.00	(0.25)	(0.00)[2]
Net asset value, end of period	$16.28	$14.55	$12.57	$10.21	$9.89
Total return[3]	13.46%	15.75%	23.11%	6.08%	27.55%
Ratios to average net assets (annualized)
Gross expenses	1.16%	1.17%	1.19%	1.23%	1.24%
Net expenses	1.12%	1.12%	1.12%	1.12%	1.12%
Net investment loss	(0.18)%	(0.36)%	(0.15)%	(0.30)%	(0.13)%
Supplemental data
Portfolio turnover rate	44%	37%	32%	51%	65%
Net assets, end of period (000s omitted)	$2,280,107	$1,908,455	$1,515,862	$932,106	$620,262

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Premier Large Company Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS B	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.90	$11.23	$9.19	$8.99	$7.10
Net investment loss	(0.13)[1]	(0.13)[1]	(0.09)[1]	(0.09)[1]	(0.07)[1]
Net realized and unrealized gains (losses) on investments	1.74	1.80	2.13	0.54	1.96

Total from investment operations	1.61	1.67	2.04	0.45	1.89
Distributions to shareholders from
Net realized gains	(0.21)	0.00	0.00	(0.25)	0.00
Net asset value, end of period	$14.30	$12.90	$11.23	$9.19	$8.99
Total return[2]	12.61%	14.87%	22.20%	5.22%	26.62%
Ratios to average net assets (annualized)
Gross expenses	1.91%	1.91%	1.94%	1.97%	2.00%
Net expenses	1.87%	1.87%	1.87%	1.87%	1.87%
Net investment loss	(0.92)%	(1.09)%	(0.87)%	(1.04)%	(0.85)%
Supplemental data
Portfolio turnover rate	44%	37%	32%	51%	65%
Net assets, end of period (000s omitted)	$2,170	$4,001	$5,637	$6,962	$10,244

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Premier Large Company Growth Fund	19

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.87	$11.20	$9.17	$8.97	$7.08
Net investment loss	(0.13)[1]	(0.14)[1]	(0.09)[1]	(0.10)[1]	(0.08)[1]
Net realized and unrealized gains (losses) on investments	1.74	1.81	2.12	0.55	1.97

Total from investment operations	1.61	1.67	2.03	0.45	1.89
Distributions to shareholders from
Net realized gains	(0.21)	0.00	0.00	(0.25)	0.00
Net asset value, end of period	$14.27	$12.87	$11.20	$9.17	$8.97
Total return[2]	12.65%	14.91%	22.14%	5.24%	26.69%
Ratios to average net assets (annualized)
Gross expenses	1.91%	1.92%	1.94%	1.98%	1.99%
Net expenses	1.87%	1.87%	1.87%	1.87%	1.87%
Net investment loss	(0.93)%	(1.11)%	(0.91)%	(1.07)%	(0.90)%
Supplemental data
Portfolio turnover rate	44%	37%	32%	51%	65%
Net assets, end of period (000s omitted)	$388,290	$374,136	$279,203	$129,980	$35,783

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Premier Large Company Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R4	2015	2014	2013[1]
Net asset value, beginning of period	$14.75	$12.70	$10.81
Net investment income (loss)	0.02	(0.01)	0.00 [2]
Net realized and unrealized gains (losses) on investments	2.00	2.06	1.89

Total from investment operations	2.02	2.05	1.89
Distributions to shareholders from
Net realized gains	(0.21)	0.00	0.00
Net asset value, end of period	$16.56	$14.75	$12.70
Total return[3]	13.82%	16.14%	17.48%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.84%	0.85%
Net expenses	0.80%	0.80%	0.80%
Net investment income (loss)	0.13%	(0.11)%	0.06%
Supplemental data
Portfolio turnover rate	44%	37%	32%
Net assets, end of period (000s omitted)	$2,129	$765	$131

[1]	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

[2]	Amount is less than $0.005.

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Premier Large Company Growth Fund	21

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2015	2014	2013[1]
Net asset value, beginning of period	$14.77	$12.71	$10.81
Net investment income	0.05	0.01	0.00 [2]
Net realized and unrealized gains (losses) on investments	2.01	2.05	1.90

Total from investment operations	2.06	2.06	1.90
Distributions to shareholders from
Net realized gains	(0.21)	0.00	0.00
Net asset value, end of period	$16.62	$14.77	$12.71
Total return[3]	14.00%	16.29%	17.58%
Ratios to average net assets (annualized)
Gross expenses	0.68%	0.69%	0.71%
Net expenses	0.65%	0.65%	0.65%
Net investment income	0.29%	0.09%	0.05%
Supplemental data
Portfolio turnover rate	44%	37%	32%
Net assets, end of period (000s omitted)	$166,768	$163,871	$4,629

[1]	For the period from November 30, 2012 (commencement of class operations) to July 31, 2013

[2]	Amount is less than $0.005.

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Premier Large Company Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.63	$12.62	$10.24	$9.90	$7.75
Net investment income (loss)	(0.00)[1]	(0.02)	(0.00)[1]	(0.02)	0.00 [1]
Net realized and unrealized gains (losses) on investments	1.99	2.03	2.38	0.61	2.16

Total from investment operations	1.99	2.01	2.38	0.59	2.16
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.01)
Net realized gains	(0.21)	0.00	0.00	(0.25)	0.00

Total distributions to shareholders	(0.21)	0.00	0.00	(0.25)	(0.01)
Net asset value, end of period	$16.41	$14.63	$12.62	$10.24	$9.90
Total return	13.73%	15.93%	23.24%	6.28%	27.75%
Ratios to average net assets (annualized)
Gross expenses	1.00%	1.00%	1.04%	1.07%	1.08%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income (loss)	(0.01)%	(0.19)%	(0.01)%	(0.16)%	0.01%
Supplemental data
Portfolio turnover rate	44%	37%	32%	51%	65%
Net assets, end of period (000s omitted)	$1,129,970	$1,325,864	$640,494	$251,759	$54,335

[1]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Premier Large Company Growth Fund	23

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.77	$12.71	$10.28	$9.91	$7.75
Net investment income	0.03	0.01 [2]	0.00 [1]	0.00 [1,2]	0.02 [2]
Net realized and unrealized gains (losses) on investments	2.02	2.05	2.43	0.62	2.15

Total from investment operations	2.05	2.06	2.43	0.62	2.17
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.01)
Net realized gains	(0.21)	0.00	0.00	(0.25)	0.00

Total distributions to shareholders	(0.21)	0.00	0.00	(0.25)	(0.01)
Net asset value, end of period	$16.61	$14.77	$12.71	$10.28	$9.91
Total return	14.01%	16.21%	23.64%	6.48%	28.03%
Ratios to average net assets (annualized)
Gross expenses	0.74%	0.74%	0.76%	0.79%	0.81%
Net expenses	0.70%	0.70%	0.71%	0.75%	0.75%
Net investment income	0.23%	0.07%	0.16%	0.04%	0.22%
Supplemental data
Portfolio turnover rate	44%	37%	32%	51%	65%
Net assets, end of period (000s omitted)	$1,313,281	$1,031,979	$1,328,994	$223,616	$30,493

[1]	Amount is less than $0.005.

[2]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Premier Large Company Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INVESTOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.50	$12.53	$10.19	$9.87	$7.75
Net investment loss	(0.05)	(0.05)	(0.02)	(0.03)	(0.02)
Net realized and unrealized gains (losses) on investments	1.98	2.02	2.36	0.60	2.15

Total from investment operations	1.93	1.97	2.34	0.57	2.13
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.01)
Net realized gains	(0.21)	0.00	0.00	(0.25)	0.00

Total distributions to shareholders	(0.21)	0.00	0.00	(0.25)	(0.01)
Net asset value, end of period	$16.22	$14.50	$12.53	$10.19	$9.87
Total return	13.44%	15.72%	22.96%	5.99%	27.48%
Ratios to average net assets (annualized)
Gross expenses	1.22%	1.23%	1.25%	1.29%	1.31%
Net expenses	1.18%	1.18%	1.18%	1.19%	1.19%
Net investment loss	(0.24)%	(0.42)%	(0.21)%	(0.37)%	(0.20)%
Supplemental data
Portfolio turnover rate	44%	37%	32%	51%	65%
Net assets, end of period (000s omitted)	$194,331	$197,861	$154,238	$99,675	$79,464

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Premier Large Company Growth Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Advantage Premier Large Company Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued at net asset value when available.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or

26	Wells Fargo Advantage Premier Large Company Growth Fund	Notes to financial statements

may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to net operating losses. At July 31, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and

Paid-in capital	Accumulated net investment loss	Accumulated net realized gains on investments
$(12,185,899)	$11,640,181	$545,718

As of July 31, 2015, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $24,607,476 with $6,388,000 expiring in 2016 and $18,219,476 expiring in 2017.

As of July 31, 2015, the Fund had a qualified late-year ordinary loss of $2,767,595 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Notes to financial statements	Wells Fargo Advantage Premier Large Company Growth Fund	27

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in :

Common stocks
Consumer discretionary	$1,284,719,740	$0	$0	$1,284,719,740
Consumer staples	281,240,660	0	0	281,240,660
Energy	96,287,413	0	0	96,287,413
Financials	240,743,697	0	0	240,743,697
Health care	1,182,285,841	0	0	1,182,285,841
Industrials	562,020,750	0	0	562,020,750
Information technology	1,620,850,317	0	0	1,620,850,317
Materials	126,274,580	0	0	126,274,580

Short-term investments
Investment companies	63,579,986	33,411,375	0	96,991,361
Total assets	$5,458,002,984	$33,411,375	$0	$5,491,414,359

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At July 31, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the applicable subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.70% and declining to 0.505% as the average daily net assets of the Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement. For the period from December 1, 2014 through June 30, 2015, Funds Management was entitled to receive an annual fee which started at 0.65% and declined to 0.475% as the average daily net assets of the Fund increased. From August 1, 2014 through November 30, 2014, Funds Management received an annual advisory fee which started at 0.65% and declined to

28	Wells Fargo Advantage Premier Large Company Growth Fund	Notes to financial statements

0.55% as the average daily net assets of the Fund increased. In addition, prior to July 1, 2015, fund-level administrative services were provided by Funds Management under a separate administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of the Fund increased. For the year ended July 31, 2015, the management fee was equivalent to an annual rate of 0.63% of the Fund’s average daily net assets. For financial statement purposes, advisory fees and fund-level administration fees for the year ended July 31, 2015 have been included in management fee on the Statement of Operations.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.275% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

	Class-level administration fee
	Current rate	Rate prior to July 1, 2015
Class A, Class B, Class C	0.21%	0.26%
Class R4	0.08	0.08
Class R6	0.03	0.03
Administrator Class	0.13	0.10
Institutional Class	0.13	0.08
Investor Class	0.32	0.32

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed to waive fees and/or reimburse expenses to the extent necessary to cap expenses as follows:

	Expense ratio cap	Expiration date
Class A	1.11%	November 30, 2016
Class B	1.86%	November 30, 2016
Class C	1.86%	November 30, 2016
Class R4	0.80%	November 30, 2016
Class R6	0.65%	November 30, 2016
Administrator Class	0.95%	November 30, 2015
Institutional Class	0.70%	November 30, 2016
Investor Class	1.18%	November 30, 2016

After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to July 1, 2015, the Fund’s expenses were capped at 1.12% for Class A shares, 1.87% for Class B shares, and 1.87% for Class C shares.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

Notes to financial statements	Wells Fargo Advantage Premier Large Company Growth Fund	29

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended July 31, 2015, Funds Distributor received $105,594 from the sale of Class A shares and $35 and $4,688 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 shares are charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2015 were $2,308,515,980 and $2,520,629,206, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended July 31, 2015, the Fund paid $7,729 in commitment fees.

For the year ended July 31, 2015, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the year ended July 31, 2015 was $70,185,540 of long-term capital gains. For the year ended July 31, 2014, the Fund did not pay any distributions to shareholders.

As of July 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred	Capital loss carryforward
$197,371,298	$1,823,024,598	$(2,767,595)	$(24,607,476)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

30	Wells Fargo Advantage Premier Large Company Growth Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Premier Large Company Growth Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of July 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Premier Large Company Growth Fund as of July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 23, 2015

Other information (unaudited)	Wells Fargo Advantage Premier Large Company Growth Fund	31

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $70,185,540 was designated as long-term capital gain distributions for the fiscal year ended July 31, 2015.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Advantage Premier Large Company Growth Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 133 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive), Chair of Taproot Foundation (non-profit organization) and a Board Member of Ruth Bancroft Garden (non-profit organization).	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Premier Large Company Growth Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other directorships during past five years
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 61 funds and Assistant Treasurer of 72 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

34	Wells Fargo Advantage Premier Large Company Growth Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage Premier Large Company Growth Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement (the “Administration Agreement”) applicable to Fund-level administrative services. The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance

Other information (unaudited)	Wells Fargo Advantage Premier Large Company Growth Fund	35

programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than or in range of the average performance of the Universe for all periods under review except the first quarter of 2015 and the three-year period. The Board also noted that the performance of the Fund was lower than its benchmark, the Russell 1000® Growth Index, for all periods under review except the ten-year period.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods noted above. The Board took note of the explanations for the relative underperformance in these periods, including with respect to market factors that affected the Fund’s performance and of longer term outperformance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups. The Board accepted Funds Management’s proposal to increase the net operating expense ratio caps for the Administrator Class, to decrease the caps for Class A, Class B and Class C, and to convert the Investor Class shares into Class A shares. In accepting such proposed new net operating expense ratio caps, the Board noted that the Fund’s new net operating expense ratios would still be lower than or equal to the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreement and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than or in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those

36	Wells Fargo Advantage Premier Large Company Growth Fund	Other information (unaudited)

of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Advantage Premier Large Company Growth Fund	37

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

236200 09-15 A212/AR212 07-15

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended July 31, 2015	Fiscal year ended July 31, 2014
Audit fees	$296,590	$296,590
Audit-related fees	—	—
Tax fees (1)	40,200	41,100
All other fees	—	—

	$336,790	$337,690

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:
/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	September 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:
/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	September 23, 2015

By:
/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	September 23, 2015